UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

V2X, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

V2X, Inc.
2025 NOTICE OF ANNUAL MEETING AND PROXY STATEMENT

GO TOWARDS TOMORROW

March 20, 2025
V2X, Inc.
1875 Campus Commons Drive
Suite 305
Reston, VA 20191
Dear Fellow Shareholders:
You are cordially invited to attend the 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) of V2X, Inc. (“V2X” or the “Company”), which will be held at 8:00 a.m. Eastern Time on May 8, 2025. Our 2025 Annual Meeting will be a virtual meeting conducted solely online and can be attended by visiting www.virtualshareholdermeeting.com/VVX2025. A virtual meeting will allow all shareholders who desire to attend and vote at our 2025 Annual Meeting to do so safely and securely. Details regarding how to attend the meeting online and the business to be presented at the meeting can be found in the accompanying Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability” or “Notice”) and Proxy Statement for the 2025 Annual Meeting (“Proxy Statement”).
We have elected to take advantage of the U.S. Securities and Exchange Commission’s rule that allows us to furnish our proxy materials to our shareholders over the Internet. We believe electronic delivery will expedite the distribution of materials and, by printing and mailing a smaller volume, will reduce the environmental impact of our 2025 Annual Meeting materials and help lower our costs.
On or about March 20, 2025, a Notice of Internet Availability will be first mailed to our shareholders. The Notice of Internet Availability will contain instructions on how to access our proxy materials online, including the Proxy Statement and the Company’s Annual Report for fiscal year 2024 to shareholders. You will not receive a printed copy of these materials unless you specifically request one.
Your vote is important. You may vote your shares in advance of the meeting via the Internet or by telephone. If you receive paper copies of the proxy materials by mail, you may also vote by mail by following the instructions on the proxy card or voting instruction form (if you hold your shares through a broker or bank). In addition, you may vote your shares by attending and voting online at the 2025 Annual Meeting. Please refer to the section titled “How do I vote” in the Proxy Statement for detailed voting instructions. Whether or not you plan to attend the 2025 Annual Meeting, we encourage you to please vote as soon as possible.
On behalf of the Company, we extend our appreciation of your continued support.
Sincerely,

JEREMY C. WENSINGER PRESIDENT AND CHIEF EXECUTIVE OFFICER	MARY L. HOWELL NON-EXECUTIVE CHAIRMAN OF THE BOARD OF DIRECTORS

NOTICE OF 2025 ANNUAL MEETING OF SHAREHOLDERS
LOCATION DETAILS
TIME: 8:00 a.m. Eastern Time, on Thursday, May 8, 2025
PLACE: Virtual meeting at www.virtualshareholdermeeting.com/VVX2025
ITEMS OF BUSINESS
ITEM 1 To elect four Class II Directors as members of the Board of Directors of V2X (the “Board of Directors” or the “Board”) for a three-year term, each as named in the Proxy Statement.
ITEM 2 To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for fiscal year 2025.
ITEM 3 To approve, on an advisory basis, the compensation paid to our named executive officers in fiscal year 2024, as described in the Proxy Statement.
ITEM 4 To approve a third amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan.
ITEM 5 To transact such other business as may properly come before the meeting or any adjournments, postponements or continuations of the meeting.
WHO CAN VOTE?
You can vote if you were a shareholder at the close of business on March 12, 2025, the record date for the 2025 Annual Meeting.
ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K
Our annual report to shareholders, which includes the 2024 Annual Report on Form 10-K (the “2024 Annual Report”), along with the Proxy Statement, is available online at www.proxyvote.com.
MAILING OR AVAILABILITY DATE

Beginning on or about March 20, 2025, this Notice of the 2025 Annual Meeting, the Proxy Statement, and the 2024 Annual Report are being mailed or made available, as the case may be, to shareholders of record on March 12, 2025.

ABOUT PROXY VOTING

Your vote is important. Proxy voting permits shareholders unable to attend the 2025 Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. If you do not provide instructions on how to vote, the proxies will vote as recommended by the Board of Directors. Most shareholders will not receive paper copies of our proxy materials and can vote their shares by following the Internet or telephone voting instructions provided on the Notice of Internet Availability. If you are a registered owner and requested a paper copy of the proxy materials, you can vote your shares by completing and returning your proxy card or by following the Internet or telephone voting instructions provided on the proxy card. Beneficial owners who received or requested a paper copy of the proxy materials can vote their shares by completing and returning their voting instruction form or by following the Internet or telephone voting instructions provided on the voting instruction form. You can change or revoke your proxy at any time prior to the 2025 Annual Meeting by following the instructions on page 6 of the Proxy Statement and on the proxy card.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
Important Notice Regarding the Availability of Proxy Materials for the 2025 Annual Meeting to be held on Thursday, May 8, 2025 at 8:00 a.m. Eastern Time. The Company’s Proxy Statement, 2024 Annual Report and this Notice of 2025 Annual Meeting are available online at www.proxyvote.com.
If you want to receive a paper or email copy of these documents, you must request a copy as instructed in the Proxy Statement on or before April 18, 2025 to facilitate timely delivery. There is no charge to you for requesting a copy.
By order of the Board of Directors,
SARITA B. MALAKAR
CORPORATE SECRETARY
March 20, 2025

OUR SUSTAINABILITY PROGRAM
At V2X, our sustainability programs continue to reflect our corporate values and help drive long-term shareholder return. Our sustainability programs reflect our current understanding of the goals and requirements of our stakeholders, and the relevant laws, regulations, and standards under which we operate.
Our standing committees of the Board oversee various aspects of our sustainability program:
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The Nominating and Governance Committee oversees our sustainability programs, including environmental, health and safety matters.

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The Compensation and Human Capital Committee receives reports from management on culture and engagement efforts and initiatives.

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The Audit Committee oversees the Company’s ethics and compliance programs, including a review of our Code of Conduct and compliance policies and procedures, and reviews the cybersecurity program and cyber risk assessment.

In September 2024 we published our most recent Sustainability Report providing an overview of our 2023 sustainability initiatives and accomplishments. For our Sustainability Report, refer to our website at: https://gov2x.com/corporate-responsibility/.
We conducted a sustainability prioritization assessment in 2023 to identify the 11 high-priority topics below.

HIGH-PRIORITY SUSTAINABILITY TOPICS

Environmental	Social	Governance
• Environmental compliance	• Employee health, safety and well-being • Talent attraction, development and employee engagement • Culture and engagement • Human rights and labor practices • Sustainable procurement • Community impact	• Service quality and excellence • Corporate governance • Cybersecurity, data security and privacy • Ethics and compliance

SELECTED SUSTAINABILITY ACCOMPLISHMENTS AND INITIATIVES FOR 2024

Environmental	• Engaged a third party to provide limited assurance verification for our Scope 2 greenhouse gas (GHG) emissions inventory.
	• Developed a centralized and accessible environmental disclosure portal for internal stakeholders to input, view and interact with the company's environmental data, including GHG emissions, energy usage, waste management, and other sustainability initiatives.
	• Initiated pilot audit process for alignment with ISO 14001 (Environmental) standards.
Social	• Enhanced the V2X wellness program (*Propel Well-being*) to promote and improve the health and fitness of employees and family members by providing safety and health resources.
	• Initiated pilot audit process for alignment with ISO 45001 (Safety and Health) standards.
Governance	• Updated the Code of Conduct training that all employees are required to take annually.
	• Finalized our Cyber Incident Response Procedure, enhancing our internal framework to respond to cyber incidents.
	• Conducted business continuity and disaster resiliency and recovery exercises.
	• Information Security Management System at our Colorado Springs branch obtained ISO 27001 Certification from National Quality Assurance, U.S.A.

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V2X QUICK FACTS
2025 ANNUAL MEETING OF SHAREHOLDERS INFORMATION
DATE	May 8, 2025	CORPORATE WEBSITE	https://www.gov2x.com
TIME	8:00 a.m. Eastern Time	INVESTOR RELATIONS WEBSITE	https://investors.gov2x.com/overview/
LOCATION	Virtual at: www.virtualshareholdermeeting.com/VVX2025	ANNUAL REPORT ON FORM 10-K	https://investors.gov2x.com/financials/sec-filings/
RECORD DATE	March 12, 2025	CODE OF CONDUCT	https://investors.gov2x.com/governance/governance-documents/
TRANSFER AGENT	Computershare Trust Company, N.A.
CORPORATE HEADQUARTERS	1875 Campus Commons Drive Suite 305 Reston, VA 20191
2025 ANNUAL MEETING OF SHAREHOLDERS
AGENDA ITEMS TO BE VOTED ON	MANAGEMENT RECOMMENDATION
ITEM 1. ELECTION OF DIRECTORS
To elect Class II Directors: −Mary L. Howell −Eric M. Pillmore −Joel M. Rotroff −Neil D. Snyder	FOR EACH CLASS II DIRECTOR NOMINEE
ITEM 2. RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To ratify the appointment of RSM US LLP as the Company’s independent registered public accounting firm for fiscal year 2025.	FOR
ITEM 3. ADVISORY VOTE TO APPROVE EXECUTIVE COMPENSATION
To approve, on an advisory basis, the compensation of our named executive officers in fiscal year 2024, as described in the Proxy Statement.	FOR
ITEM 4. APPROVAL OF A THIRD AMENDMENT AND RESTATEMENT OF THE V2X, INC. 2014 OMNIBUS INCENTIVE PLAN
To approve a third amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan.	FOR

DIRECTORS STANDING FOR ELECTION	INDEPENDENT	COMMITTEE ASSIGNMENT(S)
Mary L. Howell	YES	N/A
Eric M. Pillmore	YES	Member of the Audit Committee and Compensation and Human Capital Committee
Joel M. Rotroff	YES	Member of the Compensation and Human Capital Committee
Neil D. Snyder	YES	Member of the Compensation and Human Capital Committee and Member of the Nominating and Governance Committee
NUMBER OF 2024 BOARD AND COMMITTEE MEETINGS
Board	6
Audit Committee	7
Compensation and Human Capital Committee	8
Nominating and Governance Committee	6
INDEPENDENT NON-EXECUTIVE CHAIRMAN

Mary L. Howell
2024 ANNUAL DIRECTOR COMPENSATION AND OWNERSHIP GUIDELINES
Cash Retainer	$90,000
Restricted Stock Units	$150,000
Audit Committee Chair – Incremental Compensation	$20,000 Cash Retainer
Compensation and Human Capital Committee Chair – Incremental Compensation	$17,500 Cash Retainer
Nominating and Governance Committee Chair – Incremental Compensation	$15,000 Cash Retainer
Non-Executive Chairman – Incremental Compensation	$50,000 Cash Retainer and $50,000 in Restricted Stock Unit
Director Share Ownership Guidelines	5X the Annual Cash Retainer Amount
BOARD SIZE

11 Directors

KEY PRINCIPLES AND PRACTICES
Independent Chairman (“Non-Executive Chairman” or “Chairman”) of our Board of Directors (“Board” or “Board of Directors”).
Majority vote standard in uncontested elections.
Majority of the members of our Board (each a “Director”) are independent and our Board committees are fully independent.

Restriction on the number of boards of publicly-traded companies on which Directors may serve to avoid overboarding. See “Information About the Board of Directors and Other Matters — Corporate Governance Principles” below.

Annual evaluations of the Board and its standing committees (each a “Committee”).

Risk oversight by the Board and Audit Committee, and review by the Compensation and Human Capital Committee (the “Compensation Committee”) of potential sources of risk in executive compensation plans and policies.

Compensation substantially tied to performance.
No excessive perquisites.
Policy against hedging, pledging or speculating in Company stock.
Share ownership guidelines for Compensated Directors (defined below) and Section 16 Officers (defined below).
Compensation “clawback” and “recoupment” policies.
No “poison pill” in effect.
Regular executive sessions of the Board and each Committee without management present.
Board regularly reviews its composition as well as Committee structure through the Nominating and Governance Committee.
Annual review by the Board of the Company’s Corporate Governance Principles (the “Corporate Governance Principles”) and by the Committees of their respective charters.
Cyber Incident Response Procedure in place to guide our response to cyber incidents.
WE DO…
Use an independent compensation consultant.
Pay for performance.

Mitigate compensation risk through oversight by the Compensation Committee of the design and objectives of our executive compensation programs including an in-depth risk profile review of the Company’s executive compensation programs.

Maintain “double trigger” change in control provisions in our equity award agreements and our equity incentive plan that require both consummation of a change in control transaction and termination of employment for accelerated vesting.

Provide for a minimum vesting period of one year for employee equity grants, and generally provide in our employee award agreements for vesting in equal annual installments over a three-year period for our restricted stock units.

WE DO NOT…
Reprice stock options.
Provide tax gross-ups for perquisites or in connection with a change in control; however, tax protection may be provided for costs associated with relocation.
Guarantee minimum bonus payments.
Provide for automatic base salary increases.
Have fixed-term employment arrangements with our named executive officers. All named executive officers are at-will employees.
Provide a traditional defined benefit pension plan.

2025 PROXY STATEMENT

INFORMATION ABOUT THIS PROXY STATEMENT AND VOTING
Your vote is very important to us. For this reason, the Board of Directors is furnishing this proxy statement (the “Proxy Statement”) in connection with the solicitation of proxies to vote on matters to be submitted at our 2025 Annual Meeting of Shareholders (the “2025 Annual Meeting”) or at any adjournments, postponements or continuations thereof. The Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), this Proxy Statement, the accompanying proxy card and our Annual Report to Shareholders, which includes the 2024 Annual Report on Form 10-K (the “2024 Annual Report”), were first sent or made available on or about March 20, 2025 to shareholders of record as of the close of business on March 12, 2025 (the “Record Date”).
In this Proxy Statement, unless the context requires otherwise, any of the “Company,” “V2X,” “we,” “us” and “our” refers to V2X, Inc. and its subsidiaries. References throughout this Proxy Statement to “common stock” mean the common stock, par value $0.01 per share, of V2X, unless the context requires otherwise. References and links to websites and other information contained in the Proxy Statement are not provided as active hyperlinks, and the information contained in or accessed through these hyperlinks shall not be incorporated into, or form a part of, this Proxy Statement.
WHY DID I RECEIVE THESE PROXY MATERIALS? AM I ENTITLED TO VOTE?
Beginning on or about March 20, 2025, this Proxy Statement is being mailed or made available, as the case may be, to shareholders who were V2X shareholders as of the Record Date, as part of the Board of Directors’ solicitation of proxies for the 2025 Annual Meeting or any adjournments, postponements or continuations thereof. You can vote if you owned shares of the Company’s common stock as of the Record Date.
WHY ARE YOU HOLDING A VIRTUAL ANNUAL MEETING?
Our 2025 Annual Meeting will be held solely in a virtual format, which will be conducted via a live webcast. A virtual meeting will enable all shareholders, irrespective of their size or resources, to safely and securely attend and vote at the 2025 Annual Meeting, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.
WHAT ITEMS OF BUSINESS WILL I BE VOTING ON?
You are voting on the following items of business:

To elect four Class II Directors as members of the Board of Directors for a three-year term, each as named in this Proxy Statement.

To ratify the appointment of RSM US LLP (“RSM”) as the Company’s independent registered public accounting firm for fiscal year 2025.

To approve, on an advisory basis, the compensation paid to our named executive officers in fiscal year 2024, as described herein.

To approve a third amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan.

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To transact such other business as may properly come before the meeting or any adjournments, postponements or continuations thereof.

As of the date of this Proxy Statement, the Board of Directors is not aware of any business other than as described in this Proxy Statement that will be presented for a vote at the 2025 Annual Meeting.
HOW DO I VOTE?

BY INTERNET	BY TELEPHONE (FROM U.S.)	BY MAIL
Your vote is important. After reviewing this Proxy Statement, you can either vote via the web portal at the 2025 Annual Meeting or in advance of the 2025 Annual Meeting, whether or not you attend the 2025 Annual Meeting. If you are a registered owner, the proxy card or the “Notice of Internet Availability will explain how to vote your shares. Alternatively, if you hold shares through a brokerage firm, trustee, bank, or other financial intermediary or nominee, which is known as holding shares in “street name,” you will receive either a Notice of Internet Availability or a voting instruction form from that broker, trustee, bank or other financial intermediary or nominee, each of which we refer to as an “intermediary.” The notice or form, as applicable, will explain how to direct the voting of your shares through the intermediary, including the ability to provide voting instructions via the Internet or by telephone.
WHAT IS THE DIFFERENCE BETWEEN A REGISTERED OWNER AND A BENEFICIAL OWNER?
If the shares you own are registered in your name directly with Computershare Trust Company, N.A.,

our transfer agent, you are the registered owner and the “shareholder of record.” If the shares you own are held in street name, you are considered the “beneficial owner” because someone else holds the shares on your behalf.
IS A LIST OF SHAREHOLDERS AVAILABLE?
The names of shareholders of record entitled to vote at the 2025 Annual Meeting will be available to shareholders at least five business days prior to our 2025 Annual Meeting at our principal executive offices located at 1875 Campus Commons Drive, Suite 305, Reston, VA 20191 during normal business hours. The list will also be available to shareholders at
www.virtualshareholdermeeting.com/VVX2025 during the 2025 Annual Meeting.
WHY DOES THE BOARD SOLICIT PROXIES FROM SHAREHOLDERS?
Since it is impractical for all shareholders to attend the 2025 Annual Meeting and vote at the meeting, the Board of Directors recommends that you appoint the three people named on the accompanying proxy card to act as your proxies at the 2025 Annual Meeting.
HOW DO THE PROXIES VOTE?
The proxies vote your shares in accordance with your voting instructions. If you appoint the proxies but do not provide voting instructions, they will vote your shares as recommended by the Board of Directors. If any other matters not described in this Proxy Statement are properly brought before the meeting for a vote, the proxies will use their discretion in deciding how to vote on those matters.
HOW MANY VOTES DO I HAVE?
You have one vote for every share of common stock that you owned on the Record Date.
HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE ON THE PROPOSALS?
The Board of Directors recommends that you vote:
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“FOR” the election of each of the Class II Director nominees of the Board of Directors (“Item 1”);

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“FOR” the ratification of the appointment of RSM as the Company’s independent registered public accounting firm for fiscal year 2025 (“Item 2”);

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“FOR” the approval on an advisory basis of the compensation of our named executive officers in fiscal year 2024 (“Item 3”); and

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“FOR” the approval of the third amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan (“Item 4”).

WHAT IF I CHANGE MY MIND?
Shareholders of Record: You can revoke your proxy at any time before it is exercised by mailing a new proxy card with a later date or casting a new vote via the Internet or by telephone, as applicable. You can also send a written revocation to the Corporate Secretary of the Company (“Corporate Secretary”) at the V2X Corporate Headquarters, 1875 Campus Commons Drive, Suite 305, Reston, VA 20191. If you virtually attend the 2025 Annual Meeting, you may vote via the virtual meeting platform and this vote will supersede your previously submitted proxy.
Beneficial Owners: You must contact your intermediary holding your shares and follow its instructions for changing your vote.
WHAT IS A “BROKER NON-VOTE”?
The New York Stock Exchange (“NYSE”) has rules that govern brokers who have record ownership of listed company stock held in brokerage accounts for their clients who beneficially own the shares. Under these rules, brokers who do not receive voting instructions from their clients have the discretion to vote uninstructed shares on certain matters (“discretionary matters”) but do not have discretion to vote uninstructed shares as to certain other matters (“non-discretionary matters”). A broker may cast a vote on behalf of a beneficial owner from whom the broker has not received instructions with regard to discretionary matters but not non-discretionary matters. The broker’s inability to vote with respect to the non-discretionary matters to which the broker has not received instructions from the beneficial owner is referred to as a “broker non-vote.” Under current NYSE interpretations, agenda Item 2, the ratification of RSM as the Company’s independent registered public accounting firm, is considered a discretionary item so your broker has discretion to vote your shares regarding Item 2 in the absence of your voting instructions. Your broker does not have discretion to vote your shares regarding Items 1, 3 and 4, each of which is considered a non-discretionary item.
Under Indiana law, the law of the state where the Company is incorporated, broker non-votes and abstentions will be counted at the 2025 Annual Meeting to determine whether there is a quorum present, but broker non-votes and abstentions will have no effect on the outcome of the proposals.
HOW MANY VOTES ARE REQUIRED TO ELECT DIRECTORS OR APPROVE A PROPOSAL?
The Amended and Restated Articles of Incorporation of the Company, as currently in effect (the “Articles”)

and the Second Amended and Restated By-Laws of the Company (the “By-Laws”) provide that in uncontested elections, Directors shall be elected by a majority of the votes cast by the shares entitled to vote in the election (that is, the number of votes cast “for” a Director nominee must exceed the number of votes cast “against” that nominee). Accordingly, broker non-votes and abstentions will not have any effect on the election of a Director. Cumulative voting in the election of Directors is not permitted.
Items 2 and 3 are advisory in nature and non-binding on the Company. Items 2, 3 and 4 will be considered to have passed if the votes cast in favor of the proposal exceed the votes cast against the proposal. Abstentions and broker non-votes will not be counted as votes cast either for or against these proposals, and accordingly will not have any effect on the outcome of the proposals.
WHAT HAPPENS IF A DIRECTOR NOMINEE FAILS TO RECEIVE A MAJORITY OF THE VOTES CAST IN AN UNCONTESTED ELECTION?
Our By-Laws provide that in uncontested elections, any Director nominee who fails to be elected by a majority of the votes cast, but who also is a Director at the time, shall promptly provide a written resignation, as a holdover Director, to the Chairman of the Board or the Corporate Secretary. The Nominating and Governance Committee of the Board of Directors (the “Nominating and Governance Committee”), or the equivalent committee then in existence, shall promptly consider the resignation and all relevant facts and circumstances concerning any vote and the best interests of the Company and its shareholders and make a recommendation to the Board regarding whether to accept or reject the tendered resignation or whether other action should be taken. The Board will act on the Nominating and Governance Committee’s recommendation no later than its next regularly scheduled Board meeting or within 90 days after certification of the shareholder vote, whichever is earlier, and the Board will promptly publicly disclose its decision and the reasons for its decision.
HOW MANY SHARES OF V2X COMMON STOCK ARE OUTSTANDING?
As of the Record Date, 31,588,494 shares of common stock were outstanding and entitled to vote at the 2025 Annual Meeting.
HOW DO I ATTEND THE 2025 ANNUAL MEETING OF SHAREHOLDERS?
Shareholders who wish to attend our virtual 2025 Annual Meeting must log into the virtual meeting platform at
www.virtualshareholdermeeting.com/VVX2025 beginning at 7:45 a.m. Eastern Time on May 8, 2025.
To be admitted to the meeting as a shareholder of record, you must enter the 16-digit control number found on your proxy card or Notice of Internet Availability. Persons without a control number may attend the 2025 Annual Meeting as guests, but will not have the option to vote their shares or ask questions.
The virtual meeting platform is fully supported across browsers (Firefox, Chrome, Microsoft Edge, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of the applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the 2025 Annual Meeting.
Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting. A replay of the webcast will be available on the Investor Relations page of the Company’s website at https://investors.gov2x.com/overview/default.aspx until May 8, 2026.
In the event of a technical malfunction or other significant problem that disrupts the 2025 Annual Meeting, the chairman of the meeting may adjourn, recess or expedite the 2025 Annual Meeting or take such other action as the chairman determines in light of the circumstances. If you have difficulty accessing the 2025 Annual Meeting, please call 844-986-0822 (U.S.) or 303-562-9302 (international) and technicians will be available to assist you. Please note that these numbers will be active beginning fifteen minutes prior to the start of the 2025 Annual Meeting.
HOW DO I ASK QUESTIONS AT THE VIRTUAL 2025 ANNUAL MEETING?
Shareholders who log into the virtual meeting platform using the 16-digit control number found on their Notice of Internet Availability, proxy card or voting instruction form may ask questions beginning fifteen minutes before commencement or during the virtual 2025 Annual Meeting by typing their question into the “Ask a Question” box located on the bottom left side of the webcast screen. A representative from V2X will review the questions and direct them to the appropriate individual at the Company to provide a written response during or after the meeting. Questions must comply with the 2025 Annual Meeting procedures and be pertinent to the Company, our shareholders, and the meeting matters. Questions and answers may be grouped by topic and substantially similar questions may be grouped and answered once.
HOW MANY HOLDERS OF V2X OUTSTANDING SHARES MUST BE PRESENT TO HOLD THE ANNUAL MEETING OF SHAREHOLDERS?
In order to conduct business at the 2025 Annual Meeting, it is necessary to have a quorum. The presence virtually or by proxy of holders of a majority of the outstanding shares of common stock entitled to vote will constitute a quorum for the transaction of business at the 2025 Annual Meeting. Abstentions and broker non-votes will be considered present for quorum purposes.
WHO COUNTS THE VOTES? IS MY VOTE CONFIDENTIAL?
Votes will be counted by the Inspector of Election appointed for the 2025 Annual Meeting. The Inspector of Election monitors the voting and certifies the confidentiality of the votes of shareholders, in accordance with our By-Laws.
WHO WILL SOLICIT PROXIES?
Our Directors, officers and other regular employees may solicit proxies. In addition, we have appointed Okapi Partners LLC to help with the solicitation effort. These persons and Okapi Partners LLC may solicit proxies in person, by mail, by telephone or other electronic communication. Our Directors, officers and other employees will not receive any additional compensation for these activities.
WHO WILL PAY FOR THE COSTS OF THIS PROXY SOLICITATION?
We will pay the full cost of soliciting proxies. We expect to pay Okapi Partners LLC a fee of approximately $11,000 plus reimbursement of expenses to assist with the solicitation, and we will reimburse intermediaries for their costs in sending proxy materials to beneficial owners.
HOW CAN I SUBMIT A PROPOSAL OR NOMINATE A DIRECTOR FOR THE 2026 ANNUAL MEETING OF SHAREHOLDERS?
Rule 14a-8 of the Securities Exchange Act of 1934 (the “Exchange Act”), establishes the eligibility requirements and the procedures that must be followed for a shareholder proposal to be included in a public company’s proxy materials. If you want us to consider including a shareholder proposal in next year’s proxy statement, you must deliver such proposal, in writing, to our Corporate Secretary at our principal executive office on or before November 20, 2025 and comply with applicable eligibility requirements and procedures.
Any other matters, including Director nominations, proposed to be submitted for consideration at the 2026 annual meeting of shareholders (other than a shareholder proposal included in our proxy materials pursuant to Rule 14a-8 under the Exchange Act) must be given in writing to our Corporate Secretary and received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date we first sent or made these proxy materials available to shareholders.
Therefore, to be presented at our 2026 annual meeting of shareholders, such a proposal must be received on or after November 20, 2025 but not later than December 20, 2025. The proposal must contain specific information required by our By-Laws, which are on file with the U.S. Securities and Exchange Commission (“SEC”) and may be obtained from our Corporate Secretary upon written request. In addition, to comply with the SEC’s universal proxy rules, shareholders who intend to solicit proxies in support of Director nominees other than the Company’s nominees must provide notice in writing to our Corporate Secretary at our principal executive office that sets forth the information required by Rule 14a-19 of the Exchange Act on or before March 9, 2026 in accordance with Rule 14a-19 of the Exchange Act.
The notice and nomination must meet all other qualifications and requirements of the Company’s Corporate Governance Principles, By-Laws and Regulation 14A of the Exchange Act. A Director nominee will be evaluated by the Nominating and Governance Committee using the same standards as it uses for all other Director nominees.
These standards are discussed in further detail under “Information About the Board of Directors and Other Matters — Director Selection and Composition” below.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING OF SHAREHOLDERS?
We will announce preliminary voting results at the 2025 Annual Meeting and will publish final results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the 2025 Annual Meeting.
HOUSEHOLDING OF PROXY MATERIALS
SEC rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and notices with respect to two or more shareholders sharing the same address by delivering a single proxy statement or a single notice addressed to those shareholders. This process, which is commonly referred to as “householding,” provides cost savings for companies.

We will deliver only one copy of the proxy materials to multiple shareholders sharing an address unless we have received contrary instructions from one or more of those shareholders. We will, upon written or oral request, promptly deliver a separate copy of the proxy materials to a shareholder at a shared address to which single copies of the documents were delivered. You can make such request by writing to: Corporate Secretary, V2X, Inc., 1875 Campus Commons Drive, Suite 305, Reston, VA 20191 or by calling 571-481-2000. Shareholders wishing to receive separate copies of the proxy materials in the future or shareholders sharing an address wishing to receive a single copy of proxy materials in the future may also contact our Corporate Secretary as described above. Copies of our 2024 Annual Report, filed with the SEC, are also available without charge to shareholders upon written request to the Corporate Secretary.
Some brokers also household proxy materials, delivering a single proxy statement or notice to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that it will be sending householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or notice, please notify your broker.
We also make available, free of charge on our website (https://investors.gov2x.com/financials/sec-filings/) all of our filings that are made electronically with the SEC, including Forms 10-K, 10-Q, and 8-K.
INTERNET AVAILABILITY OF PROXY MATERIALS
In accordance with SEC rules, we are using the Internet as our primary means of furnishing proxy materials to shareholders. Because we are using the Internet, most shareholders will not receive paper copies of our proxy materials. We will instead send these shareholders a Notice of Internet Availability with instructions for accessing the proxy materials, including our Proxy Statement and the 2024 Annual Report, and for voting via the Internet. The Notice of Internet Availability also provides information on how shareholders may obtain paper copies of our proxy materials if they so choose.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows, as of March 12, 2025, the beneficial ownership of V2X common stock, and rights and options exercisable within 60 days of that date (May 11, 2025) by each Director or Director nominee, by each of the named executive officers in the Summary Compensation Table, and by all Directors, Director nominees and current executive officers as a group, as well as each person known to us to beneficially own more than 5% of our outstanding common stock.
Each person or entity has reported sole voting and investment power with respect to the shares beneficially owned by that person or entity, except as otherwise indicated. The percentages below for the beneficial owners holding more than 5% are based on the number of shares of our common stock issued and outstanding as of March 12, 2025, and are based solely on the most recent Schedule 13D or 13G filings with the SEC on behalf of such persons.
There were 31,588,494 shares of V2X common stock outstanding on March 12, 2025.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT
	Amount and Nature of Beneficial Ownership(1)				Additional Economic Ownership Information
Name and Address of Beneficial Owner	Shares Owned(2)	Right to Acquire(3)	Total Shares Beneficially Owned	Percent Beneficially Owned	Total RSUs	Total Unvested Options
5% Shareholders
Vertex Aerospace Holdco LLC(4)	14,167,286	—	14,167,286	44.9%	—	—
FMR LLC(5)	3,712,196	—	3,712,196	11.8%	—	—
BlackRock, Inc.(6)	2,088,254	—	2,088,254	6.6%
Directors, Director Nominees and Named Executive Officers(7)
Mary L. Howell(8)	36,310	4,063	40,373	*	4,063	—
Dino M. Cusumano(4)	—	—	—	*	—	—
Lee E. Evangelakos	—	—	—	*	—	—
Melvin F. Parker	18,899	3,047	21,946	*	3,047	—
Eric M. Pillmore	41,516	3,047	44,563	*	3,047	—
Jordan F. Ransom(9)	—	—	—	*	—	—
Joel M. Rotroff	—	—	—	*	—	—
Neil D. Snyder	—	—	—	*	—	—
Stephen L. Waechter(10)	41,901	3,047	44,948	*	3,047	—
Phillip C. Widman(11)	39,901	3,047	42,948	*	3,047	—
Jeremy C. Wensinger	6,250	—	6,250	*	75,849	—
Charles L. Prow(12)(13)	114,935	21,898	136,833	*	14,809	—
Shawn M. Mural	7,570	—	7,570	*	27,557	—
Kenneth W. Shreves	16,856	—	16,856	*	15,442	—
Michael J. Smith	19,037	—	19,037	*	9,711	—
Josephine F. Bjornson(13)	2,128	—	2,128	*	6,797	—
Kevin T. Boyle(13)	18,303	—	18,303	*	—	—
All Directors, Director nominees and current executive officers as a group (17 persons)	262,964	16,251	279,215	*	175,600	—

*
Less than 1% of the outstanding shares of common stock.

(1)
None of the Directors, Director nominees, or named executive officers has pledged V2X shares as security.

(2)
Includes shares for which the named person has sole voting and investment power or shared voting and investment power. Excludes shares that may be acquired through stock option exercises or the vesting of RSUs (as defined below) or PSUs (as defined below).

(3)
Includes certain stock options and RSUs. Shares of common stock subject to options currently exercisable or exercisable within 60 days of March 12, 2025 and RSUs that will vest within 60 days of March 12, 2025 are deemed outstanding and beneficially owned by the person holding such options or RSUs for purposes of computing the number of shares and percentage beneficially owned by such person, but are not deemed outstanding for purposes of computing the percentage beneficially owned by any other person.

(4)
As reported on a Schedule 13D/A filed on November 18, 2024, represents (i) 13,700,001 shares of common stock held directly by Vertex Aerospace Holdco LLC (“Vertex Holdco”) and indirectly by American Industrial Partners Capital Fund VI, L.P. (“AIP Fund VI”) and AIPCF VI Vertex Aerospace Funding LP (“Vertex Funding”), (ii) 375,420 shares owned directly by Lightship Capital LLC (“Lightship”) and (iii) 91,865 shares of common stock over which Vertex Holdco holds an irrevocable proxy that entitles it to vote the shares with respect to certain matters, pursuant to the Shareholders Agreement (as defined below). Each of Vertex Holdco, AIP Fund VI, Vertex Funding, and Lightship is under common control of AIPCF VI, LLC (“AIP GP” and together with Vertex Holdco, AIP Fund VI, Vertex Funding, and Lightship, the “AIP Fund Entities”).

Mr. Cusumano is a senior managing member of AIP GP. Any action by AIP GP with respect to these shares, including voting and dispositive decisions, requires a unanimous vote of the managing members of AIP GP. Accordingly, Mr. Cusumano and the other managing members of AIP GP may be deemed to share voting and dispositive power with respect to the shares held by the AIP Fund Entities. Each of Mr. Cusumano and the other managing members of AIP GP disclaim beneficial ownership of the shares of common stock held by the AIP Fund Entities. Mr. Cusumano serves as a member of our Board. Vertex Holdco, AIP Fund VI, and Vertex Funding have shared voting power with respect to 13,791,866 shares of common stock, shared dispositive power with respect to 13,700,001 shares of common stock, and sole voting power and sole dispositive power with respect to 0 shares of common stock. AIP GP has shared voting power with respect to 14,167,286 shares of common stock and shared dispositive power with respect to 14,075,421 shares of common stock, and sole voting power and sole dispositive power with respect to 0 shares of common stock. Lightship has shared voting power and shared dispositive power with respect to 375,420 shares of common stock, and sole voting power and sole dispositive power with respect to 0 shares of common stock. The address of the AIP Fund Entities is c/o American Industrial Partners, 450 Lexington Avenue, 40th Floor, New York, New York 10017.
(5)
As reported on a Schedule 13G/A filed on February 11, 2025, FMR LLC has sole voting power with respect to 3,710,630 shares of common stock, sole dispositive power with respect to 3,712,196 shares of common stock, and shared voting power and shared dispositive power with respect to 0 shares of common stock. Abigail P. Johnson is a director, the Chairman and the Chief Executive Officer of FMR LLC. Abigail P. Johnson has sole dispositive power with respect to 3,712,196 shares of common stock and sole voting power, shared voting power, and shared dispositive power with respect to 0 shares of common stock. The address for FMR LLC is 245 Summer Street, Boston, MA 02210.

(6)
As reported on a Schedule 13G filed on February 4, 2025, BlackRock, Inc. has sole voting power with respect to 1,936,898 shares of common stock, sole dispositive power with respect to 2,088,254 shares of common stock, and shared voting power and shared dispositive power with respect to 0 shares of common stock. The address for BlackRock, Inc. is 50 Hudson Yards New York, NY 10001.

(7)
The address of each of the Directors and named executive officers listed is c/o V2X, Inc., 1875 Campus Commons Drive, Suite 305, Reston, Virginia 20191.

(8)
Includes 36,310 shares held by the Mary L. Howell Revocable Trust.

(9)
Mr. Ransom’s ownership is as of March 17, 2025, the date he was appointed as a Vertex Holdco designee to serve as a Class III Director.

(10)
Includes 41,901 shares held by the Stephen L. Waechter Living Trust, of which Mr. Waechter is a trustee.

(11)
Includes 10,000 shares held in a revocable living trust, of which Mr. Widman is the sole trustee.

(12)
Includes 82,507 shares held by the Angela K. Prow Revocable Living Trust, of which Mr. Prow is a trustee.

(13)
Information for former officers includes their beneficial ownership as of their departure date and updated for all subsequent transactions known to the Company.

Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires that the Company’s executive officers and Directors, and any persons beneficially owning more than 10% of a registered class of the Company’s equity securities, file reports of ownership and changes in ownership with the SEC within specified time periods. To the Company’s knowledge, based upon a review of the copies of the reports furnished to the Company and written representations by Directors and executive officers that no other reports were required, all Directors, executive officers and persons beneficially owning more than 10% of our common stock timely filed reports required under Section 16(a) of the Exchange Act for the year ended December 31, 2024.

PROPOSALS TO BE VOTED ON AT THE 2025 ANNUAL MEETING
OF SHAREHOLDERS
PROPOSAL 1
ELECTION OF DIRECTORS
Election of Four Class II Director Nominees for a Term of Three Years
Our Articles provide for a classified Board of Directors divided into three designated classes, Class I, Class II and Class III, each serving staggered three-year terms. Our Board is composed of eleven (11) members, and at each annual meeting of shareholders, the successors to the class of directors whose terms expire are elected to serve three-year terms. Directors elected at an annual meeting of shareholders to succeed those Directors whose terms expire are of the same class as the Directors they succeed.
The term of our Class II Directors expires at the 2025 Annual Meeting. The full Board of Directors has considered and nominated four Class II Director nominees, Mary L. Howell, Eric M. Pillmore, Joel M. Rotroff and Neil D. Snyder, for election as Directors at the 2025 Annual Meeting, to serve for a three-year term ending at the 2028 annual meeting of shareholders. The terms of the Class III and Class I Directors will expire at the 2026 and 2027 annual meeting of shareholders, respectively.
The election of Directors requires the affirmative vote of a majority of the votes cast by the shares entitled to vote in the election at the 2025 Annual Meeting. Accordingly, abstentions and broker non-votes will not have any effect on the election of a Director.
On July 5, 2022, Vectrus, Inc. (“Vectrus”) completed its merger with Vertex Aerospace Services Holding Corp. (“Vertex”), forming V2X (the “Vertex Transaction” or “Merger”). In connection with the Merger, the Company entered into a shareholders agreement (the “Shareholders Agreement”) with Vertex Holdco, an affiliate of American Industrial Partners Capital Fund VI, LP, and certain other former stockholders of Vertex who became shareholders of the Company (collectively, the “Former Vertex Stockholders”) that, among other things, provides Vertex Holdco and its affiliates to which shares of Company common stock are transferred by a Former Vertex Stockholder (collectively, the “Vertex Holdco Parties”) with director nomination and committee designation rights. Pursuant to the Shareholders Agreement, for so long as the Former Vertex Stockholders collectively beneficially own 25% or more of the outstanding common stock of the Company (such period, the “Appointment Period”), our Board of Directors will be comprised of 11 members and the Vertex Holdco Parties will be entitled to designate for nomination and election to the Board of Directors a number of individuals corresponding to the ownership thresholds set forth in the Shareholders Agreement.
On November 14, 2024, the Vertex Holdco Parties who were controlling shareholders of the Company, sold shares of the Company’s common stock, reducing their ownership interest in the Company to approximately 45%. As a result of this sale, the Company no longer qualifies as a “controlled company,” and is therefore required to comply with all of the applicable corporate governance requirements of the NYSE. Pursuant to the Shareholders Agreement, the Vertex Holdco Parties and the Company have taken the necessary actions to cause the Company to comply with the governance requirements under the SEC rules and applicable listing standards. For additional information, see “Information About The Board of Directors and Other Matters — Director Independence” below.
Beginning at the 2024 Annual Meeting, each Former Vertex Stockholder was entitled to vote its shares of common stock in its sole discretion for one Vertex Holdco nominee (assuming an 11-member Board of Directors of the Company) and for all other nominees who are not Vertex Holdco designees (as defined below). In the case of an uncontested election, each Former Vertex Stockholder must vote in the same manner as, and in the same proportion to, all shares voted by the Company’s shareholders (excluding all Former Vertex Stockholders), or, in the case of a contested election, at such Former Vertex Stockholder’s option, either in accordance with the recommendation of the Nominating and Governance Committee or in the same manner as, and in the same proportion to, all shares voted by, the Company’s shareholders (excluding all Former Vertex Stockholders). For additional information, see “Related Person Transactions — Shareholders Agreement” below.
The figure below illustrates the key experience, qualifications, and skills of the majority of our Directors, including our Director nominees, based on responses to their Directors’ questionnaires. The figure does not encompass all of the experience, qualifications, attributes, and skills of our Directors, but rather indicates specific areas of importance to the Board of Directors.
The Nominating and Governance Committee evaluates the current composition of the Board and determines the desired board experience, skills and attributes to achieve a robust Board of Directors with valuable and varied perspectives. The Nominating and Governance Committee strives to have a Board of Directors that reflects a wide range of experience, qualifications, attributes, and skills. The Committee also desires that the Board of Directors encompasses members with diverse backgrounds, perspectives, and cultural experiences. We currently have two women on our Board, including our Non-Executive Chairman of the Board. Our current Nominating and Governance Committee Chairman is a veteran and is racially diverse.
The qualifications and attributes considered by the Board when selecting each of these Directors for nomination are described under the heading “Qualifications” in the respective Director’s biography below. Each of the Class II nominees is currently serving as a Director and has agreed to continue to serve if elected until the earlier of his or her retirement, resignation or death. If unforeseen circumstances arise before the 2025 Annual Meeting and a nominee becomes unable to serve, the Board of Directors could reduce the size of the Board or nominate another candidate for election. If the Board of Directors nominates another candidate, the proxies could use their discretion to vote for that nominee.

Biographies of Director Nominees
Below is a summary of biographical and committee information as of the date of this Proxy Statement for each of our Director nominees.
MARY L. HOWELL
AGE	72
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
None.
QUALIFICATIONS
Ms. Howell has extensive leadership experience in business management and has also served as a director of other public companies in the aerospace and defense industry.
Ms. Howell serves as our Non-Executive Chairman. She served as Chief Executive Officer of Howell Strategy Group, an international consulting firm, from 2010 to 2024. Ms. Howell also served as Executive Vice President of Textron Inc. from 1995 to 2009. She also served on Textron’s Management Committee, which had responsibility for running the overall business. Ms. Howell has served since 2019 as a director of Astec Industries, Inc. (NASDAQ: ASTE), where she also is a member of the compensation committee and chairs the nominating and corporate governance committee. She formerly served as a director of Esterline Corporation, where she served as lead director from 2016 to 2019. She is actively involved on foreign policy issues and serves as a lifetime director of the Atlantic Council. In 2008, Ms. Howell received the Charles Ruch Semper Fidelis Award and in 2010 became an Honorary Marine. Ms. Howell graduated from the University of Massachusetts at Amherst where she received a Bachelor of Science degree.
ERIC M. PILLMORE
AGE	71
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
Audit Committee, Member; and Compensation and Human Capital Committee, Member
QUALIFICATIONS

Mr. Pillmore has extensive experience in corporate governance and finance, which includes advising boards of both private and public companies on corporate governance and serving as chief financial officer of several companies. Mr. Pillmore has served in the military.

Mr. Pillmore has served as General Partner of Amore Limited Partnership since 2020 and as President of Pillmore Consulting, LLC since 2008. From 2010 to 2014, Mr. Pillmore served as senior advisor to the Center for Corporate Governance of Deloitte LLP, which provides board governance services to global clients. Mr. Pillmore was Senior Vice President of Corporate Governance of Tyco International Corporation from 2002 to 2007. Mr. Pillmore held CFO positions at Multilink Technology Corporation, McData Corporation and General Instrument Corporation from 1996 to 2002. He also spent 17 years with General Electric Company and four years as a naval officer. Mr. Pillmore is currently the board chair and a director of the Colson Center. He graduated from the University of New Mexico where he received a Bachelor’s degree in Business Administration and from Villanova University with a Master of Business Administration.

JOEL M. ROTROFF
AGE	43
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
Compensation and Human Capital Committee, Member
QUALIFICATIONS
Mr. Rotroff has extensive experience in finance and business management and also serves as a director of several private companies, in addition to his public company board service.
Mr. Rotroff joined AIP, LLC (“American Industrial Partners”) in 2012, where he currently serves as a Partner. From 2018 to 2022, Mr. Rotroff served as President of Vertex Aerospace Services Corp. Prior to American Industrial Partners, Mr. Rotroff served as an analyst and associate at Baird Private Equity (“Baird”) from 2006 to 2010. Prior to Baird, he worked in the healthcare group in the investment banking division of Piper Jaffray & Co. from 2005 to 2006. From 2017 to 2024, Mr. Rotroff served as a director of REV Group, Inc. (NYSE: REVG) and as a member of its nominating and corporate governance committee. Mr. Rotroff graduated from the University of Wisconsin with honors and distinction, where he received a Bachelor’s degree in Biomedical Engineering, from Duke University, with a Master of Engineering, and from Northwestern University — Kellogg School of Management with a Master of Business Administration.
NEIL D. SNYDER
AGE	52
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
Nominating and Governance Committee, Member; and Compensation and Human Capital Committee, Member
QUALIFICATIONS
Mr. Snyder has extensive experience in finance, strategy and business development, and has experience serving in executive positions at several companies.
Mr. Snyder joined American Industrial Partners in 2020, where he currently serves as a Partner. Prior to joining American Industrial Partners, in 2019, Mr. Snyder served as Chief Financial Officer of Gardner Denver, now part of Ingersoll Rand, and as
Senior Vice President of Strategy, Business Development and Planning from 2016 to 2019. He served Capital Safety, Inc. (now part of 3M) as President of EMEA from 2013 to 2014 and as Vice President, Head of Financial Planning & Analysis from 2012 to 2016. Previously, Mr. Snyder held various executive roles at United Technologies Corporation from 2007 to 2012, Hewlett-Packard Company from 2002 to 2006, and Ernst & Young LLP from 1997 to 2002. Mr. Snyder is a Certified Public Accountant. He graduated from University of Southern California where he received a Bachelor’s degree in Accounting and from Northwestern University — Kellogg School of Management with a Master of Business Administration.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF EACH OF THE FOUR PROPOSED CLASS II NOMINEES LISTED ABOVE TO THE V2X BOARD OF DIRECTORS.
BIOGRAPHIES OF CONTINUING DIRECTORS
CLASS III — DIRECTORS WHOSE TERMS EXPIRE IN 2026
JORDAN F. RANSOM
AGE	35
DIRECTOR SINCE	2025

COMMITTEE ASSIGNMENTS
None.
QUALIFICATIONS
Mr. Ransom has extensive experience in finance, business and capital markets.
Mr. Ransom has served as a Director at American Industrial Partners since 2024. Prior to joining American Industrial Partners, from 2021 to 2024 he served as a Director in the Credit Solutions Group at the investment firm, KKR, where he originated and executed direct lending and syndicated capital markets solutions. Mr. Ransom began his career at Morgan Stanley, where he worked in Global Leveraged Finance covering Industrials, Business Services and Basic Materials.
For the past 14 years, Mr. Ransom has held positions in the capital markets industry, specifically focusing on debt financing and advisory for non-investment grade companies, as well as mergers and acquisitions, leveraged buyouts, recapitalizations and refinancings. Mr. Ransom graduated from the

University of Connecticut where he received a Bachelor of Science degree in Finance.
MELVIN F. PARKER
AGE	57
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
Nominating and Governance Committee, Chair; and Audit Committee, Member
QUALIFICATIONS
Mr. Parker has extensive experience in management and leadership as a senior executive for a number of public companies and has served in the military.
Mr. Parker has served as President and Chief Executive Officer of Take The Limits Off, LLC, a leadership development, executive coaching and business consulting firm since 2017. From 2016 to 2017, Mr. Parker served as Managing Director for North America for Aggreko plc, the leading global provider of modular, mobile power and adjacent product solutions. From 2015 to 2016, he served as the Senior Vice President and General Manager for Residential and Commercial Energy Solutions at Enphase Energy, Inc., a global energy technology company. Mr. Parker also served as President of North America for the Brink’s Company and before joining Brink’s he served in leadership positions at Dell, Inc. Mr. Parker is a decorated combat veteran and graduate of the U.S. Army Ranger and Airborne School. He served with distinction in the 82nd Airborne Division at Fort Bragg, North Carolina. He currently serves as a director of Coinstar, LLC, and as director on the board of Team Red White and Blue, a veteran service organization. He is also a member of the Executive Leadership Council and was named to the Savoy Top 100 Most Influential Blacks in Corporate America for 2012 to 2014. Mr. Parker graduated from the United States Military Academy at West Point where he received a Bachelor’s degree in Computer Science.
STEPHEN L. WAECHTER
AGE	74
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
Audit Committee, Chair; and Nominating and Governance Committee, Member
QUALIFICATIONS

Mr. Waechter has extensive experience in finance, accounting and leadership and has held executive positions at several government contractors and other public companies. Mr. Waechter has also served as a director of several private companies and as an audit committee chair of a public company.

Mr. Waechter served as Vice President of Business Operations and Chief Financial Officer of ARINC Incorporated, a provider of communications, engineering and integration solutions for commercial, defense and government customers worldwide from 2008 until his retirement in 2014. He served as Executive Vice President and Chief Financial Officer of CACI International, Inc., one of the largest government information technology contractors from 1999 to 2007. Before joining CACI, Mr. Waechter served as Chief Financial Officer for a number of high-technology companies including Government Technology Services, Inc., Vincam Human Resources, Inc. and Applied Bioscience International. Mr. Waechter’s early career includes 19 years at General Electric. Mr. Waechter served as chairman of the board of directors of Social & Scientific Systems, Inc. from 2018 to 2019 and chair of its audit committee from 2013 to 2017. He served as chairman of the board of directors of CareFirst, Inc. from 2016 to 2021, where he also served as the chair of the executive committee, strategic planning committee and nominating committee, and as chair of the audit committee from 2013 to 2015. He was previously a member of the board of trustees of Christian Brothers University. Mr. Waechter graduated from Christian Brothers College where he received a Bachelor’s degree in History and from Xavier University with a Master of Business Administration.

Jeremy C. Wensinger
AGE	61
DIRECTOR SINCE	2024

COMMITTEE ASSIGNMENTS
None.
QUALIFICATIONS
Mr. Wensinger has extensive leadership and business management experience in the aerospace and defense industry.
Mr. Wensinger has served as President, CEO and director of the Company since June 2024. Mr. Wensinger has over 35 years of experience in the defense, aerospace and technology industries including leadership positions at Peraton, Inc., PAE Incorporated, GTSI, Cobham PLC and Harris Corporation. Prior to joining the Company, Mr. Wensinger served as Chief Operating Officer of Peraton, Inc. from 2017 to 2024. Mr. Wensinger graduated from Bowling Green State University where he received Bachelor’s degree and from University of South Florida with a Masters of Business Administration and completed The General Managers Program at the Harvard Business School.
CLASS I — DIRECTORS WHOSE TERMS EXPIRE IN 2027
DINO M. CUSUMANO
AGE	50
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
None.
QUALIFICATIONS
Mr. Cusumano has extensive experience in the finance industry, and specifically in mergers and acquisitions and capital markets. Mr. Cusumano has also served as a director of other public companies.
Mr. Cusumano joined American Industrial Partners in 2000, where he currently serves as a General Partner. Prior to American Industrial Partners, he served in the investment banking department of J.P. Morgan & Co. Inc. from 1998 to 2000, where he worked on merger and acquisition and capital raising transactions primarily in the industrial sector. He is a CFA charter holder. From 2017 to 2024, Mr. Cusumano served as a director of REV Group, Inc.
(NYSE: REVG), where he also chaired its compensation committee. He graduated from the University of Notre Dame, where he received a Bachelor’s degree in Business Administration with a concentration in Finance with honors.
LEE E. EVANGELAKOS
AGE	35
DIRECTOR SINCE	2022

COMMITTEE ASSIGNMENTS
Nominating and Governance Committee, Member
QUALIFICATIONS
Ms. Evangelakos has extensive experience in finance, business and computer science.
Ms. Evangelakos joined American Industrial Partners in 2018, where she currently serves as a Partner. Prior to American Industrial Partners, she worked at Microsoft as a software developer from 2011 to 2014 and at Applied Predictive Technologies as a business consultant, from 2014 to 2016. Ms. Evangelakos graduated from Harvard College where she received a Bachelor’s degree in Computer Science, from Massachusetts Institute of Technology with a Master’s degree in Civil Engineering, and from the Sloan School of Management at Massachusetts Institute of Technology with a Master of Business Administration.
PHILLIP C. WIDMAN
AGE	70
DIRECTOR SINCE	2014

COMMITTEE ASSIGNMENTS
Compensation and Human Capital Committee, Chair; and Audit Committee, Member
QUALIFICATIONS

Mr. Widman has extensive experience in finance and management and has experience serving as a chief financial officer and senior executive of several companies. Mr. Widman currently serves as a director of other public companies and has served as chair of several audit committees.

Mr. Widman served as Senior Vice President and Chief Financial Officer of Terex Corporation from 2002 to his retirement in 2013. From 2001 to 2002, he was an independent consultant, and from 1998 to 2001, he served as Executive Vice President and Chief Financial Officer of Philip Services Corporation. Mr. Widman has served since January 2010 as a director of Sturm, Ruger & Co., Inc. (NYSE: RGR), where he is the lead vice chairman, chairman of the risk committee and a member of the compensation and capital policy committees, and since 2014 as a director of ENVIRI Corporation (NYSE: NVRI), where he is a member of the audit committee and the governance committee. Mr. Widman graduated from University of Michigan where he received a Bachelor of Business Administration degree and from Eastern Michigan University with a Master of Business Administration.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025
Under the charter of the Audit Committee of the Board of Directors (the “Audit Committee”), the Audit Committee is directly responsible for the appointment, compensation, retention, termination, and oversight work of the independent auditor in preparing or issuing an audit report or performing other audit, review or attest services for the Company. As such, shareholder ratification is not required for appointing RSM as our independent registered public accounting firm for the fiscal year ending December 31, 2025. Although shareholder ratification is not required by our organizational documents, or applicable law, the Board believes that it is a sound corporate governance practice to seek shareholder ratification of the appointment of RSM.
If our shareholders fail to ratify this appointment, the Audit Committee may reconsider its selection; however, it is under no obligation to engage a different independent registered public accounting firm. Even if the appointment is ratified, the Audit Committee retains discretion to appoint a new independent registered public accounting firm at any time if the Audit Committee concludes such a change would be in the best interests of the Company and its shareholders. We expect that representatives of RSM will virtually attend the 2025 Annual Meeting. Representatives of RSM may respond to appropriate questions from shareholders at the meeting or make a statement, if requested. RSM is a registered public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”).
The Audit Committee also reviewed the terms and conditions of RSM’s engagement letter. The Audit Committee discussed these considerations as well as RSM’s fees and services with RSM and our management.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES
RSM served as the independent registered public accounting for the fiscal years ended December 31, 2024 and 2023. For fiscal years 2024 and 2023, we paid RSM fees totaling $4,045,841 and $3,364,449, respectively, which represents fees billed to us by RSM and their respective affiliates.
Fiscal Year Ended December 31
	2024 ($)	2023 ($)
Audit Fees(1)	3,924,140	3,356,729
Audit-Related Fees(2)	120,000	—
Tax Fees(3)	1,701	7,720
All Other Fees(4)	—	—
Total	4,045,841	3,364,449

(1)
Fees for audit services billed in 2024 and 2023 consisted of:

•
Audit of our annual consolidated financial statements;

•
Audit of our internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002;

•
Reviews of our quarterly financial statements; and

•
Statutory required audits.

(2)
Fees for audit-related services billed in 2024 consisted of work related to secondary offerings. No fees were billed to V2X for audit-related services in 2023.

(3)
Fees for tax services billed in 2024 and 2023 consisted of tax compliance services.

(4)
No fees were billed to V2X for all other services in 2024 and 2023.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
The Audit Committee has adopted the Audit Services, Audit Related and Non-Audit Services Policy relating to Independent Auditors (the “Pre-Approval Policy”) to delineate circumstances where our independent registered public accounting firm or its affiliates may perform audit services, audit related services and non-audit services and where such services require approval. The Pre-Approval Policy is reviewed and reaffirmed on a regular basis to help ensure compliance with applicable rules.
The Pre-Approval Policy permits the independent registered public accounting firm to provide certain services under a threshold fee amount without requiring the Audit Committee’s pre-approval. The specific categories of audit services, audit-related services and tax services that RSM may provide without further pre-approval, subject to the applicable fee threshold, include, among others, the following:
1.
Professional services rendered for the audits of our consolidated financial statements, reviews of our quarterly consolidated financial statements and statutory audits, certain audit and attest services;

2.
Employee benefit plan independent audits and preparation of tax returns for certain employee benefit plans; and

3.
Tax compliance and certain tax planning services.

The Audit Committee must pre-approve any audit services (excluding the annual audit services engagement and audit of employee benefit plans), audit related services and non-audit services in the event they exceed the applicable threshold amount. However, if such billable fees are expected to be below a specified threshold, the Chair of Audit Committee may approve the fees and report to the full Audit Committee at its next regularly scheduled meeting. The Pre-Approval Policy also provides for the Audit Committee to review the fees paid or committed to the independent registered public accounting firm at least on an annual basis and additionally as required. The Audit Committee pre-approved all services that RSM provided as our independent registered public accounting firm in 2024.
The Audit Committee requires, where practical, that all non-audit services be first placed for competitive bid prior to selection of a service provider.
We may not engage RSM to provide the services described below:
1.
Bookkeeping or other services related to the accounting records or financial statements of the Company;

2.
Financial information systems design and implementation;

3.
Appraisal or valuation services, fairness opinions, or contribution-in-kind reports (subject to allowable exceptions under SEC independence rules);

4.
Actuarial services;

5.
Internal audit services;

6.
Management functions or human resources services;

7.
Broker-dealer, investment adviser or investment banking services; or

8.
Legal services and other expert services unrelated to the audit.

Employees of RSM who are senior manager level or above, or lead or engagement quality review partners or other significant audit partners and who have had any involvement with us in the independent audit, may not be employed by us in any capacity for a period of two years after the termination of their activities on our account.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2025.

PROPOSAL 3
NON-BINDING ADVISORY VOTE TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with the requirements of Section 14A of the Exchange Act and the related rules of the SEC, we are including in this Proxy Statement a separate resolution subject to shareholder vote to approve, in a non-binding vote, the compensation of our named executive officers in fiscal year 2024 as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K. The text of the resolution in respect of Proposal 3 is as follows:
“RESOLVED, that the compensation paid to the Company’s named executive officers in fiscal year 2024 as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and any related narrative discussion, is hereby APPROVED.”
At our 2024 annual meeting, our shareholders overwhelmingly approved our named executive officer compensation, with approximately 99.5% of the votes cast in favor of the proposal. We value this endorsement by our shareholders and believe that the outcome demonstrates the support of our shareholders for our compensation programs.
In considering their vote, shareholders may wish to review with care the information on our compensation policies and decisions regarding the named executive officers presented under “Compensation Discussion and Analysis” below.
In particular, shareholders should note that the Compensation Committee bases its executive compensation decisions on the following key objectives:
•
align executive and shareholder interests by providing incentives linked to our revenue, new business, adjusted earnings before interest, taxes, depreciation and amortization, days sales outstanding, as well as total shareholder return relative to a peer group of companies in similar industries;

•
achieve long-term shareholder value creation without undue business risk;

•
attract, motivate and retain talented industry leaders, recognizing the extremely competitive nature of the industry in which we operate; and

•
maintain compensation programs and practices that are competitive with and comparable to the compensation programs and practices of peer companies in the industry in which we operate and other comparable companies.

While the results of the vote are not binding on the Board of Directors and are only advisory in nature, the Board of Directors intends to carefully consider the results of the vote. The Board of Directors has adopted a policy providing for an annual advisory vote on executive compensation. Unless the Board of Directors modifies this policy, the next advisory vote on executive compensation will occur at the 2026 annual meeting.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS IN FISCAL YEAR 2024.

PROPOSAL 4
APPROVAL OF THE THIRD AMENDMENT AND RESTATEMENT OF THE V2X, INC. 2014 OMNIBUS INCENTIVE PLAN
We are requesting that shareholders approve the third amendment and restatement of the V2X, Inc. 2014 Omnibus Incentive Plan (the “Amended Plan”), as approved by our Board of Directors on February 27, 2025. The Amended Plan amends and restates in its entirety the V2X, Inc. 2014 Omnibus Incentive Plan, as previously amended and restated (the “2014 Plan”). Any capitalized terms not defined in this proposal shall have the meanings assigned to them in the Amended Plan, attached as Appendix A to this Proxy Statement.
The Amended Plan establishes a new pool of shares that may be issued under the plan, which consists of 900,000 shares, plus any shares that remain available for issuance under the 2014 Plan and any shares subject to awards previously issued under the 2014 Plan which expire or are cancelled pursuant to their terms. As of March 12, 2025, there were 293,400 shares remaining available for issuance under the 2014 Plan and 1,008,627 shares subject to awards previously issued under the 2014 Plan.
If the Amended Plan is not approved by our shareholders, the terms of the 2014 Plan as currently in effect will continue in existence (without the proposed amendments noted above). Moreover, we anticipate that we will not have enough shares to make our annual equity award grants in 2026 and will no longer have an equity compensation plan available for recruiting, retention and incentive purposes, which will severely limit our ability to attract and retain employees and directors.
The closing price of a share of our common stock on the New York Stock Exchange on March 12, 2025, was $48.48 per share.
Additional changes made in the Amended Plan include the following minor clarifying changes:
•
Clarifying that adjustments of awards due to capitalization changes may be made on award-by-award basis, and the Compensation Committee, in its sole discretion, may provide for an equitable cash payment in lieu of any required adjustment.

•
Specifying certain terms for options granted to 10% stockholders to qualify as incentive stock options for tax purposes (i.e., a minimum exercise price of 110% of fair market value of our common stock on the grant date and maximum term of five years).

•
Indicating that the award holder’s satisfaction of tax withholding obligations is a condition to the occurrence of any taxable event arising pursuant to the Amended plan.

Other than the 2014 Plan, we currently have no other plan that provides for grants of equity-based awards to our employees or Non-Employee Directors.
SUMMARY OF THE AMENDED PLAN
The following description of the Amended Plan in this Proposal 4 is qualified in its entirety by the actual provisions of the Amended Plan, which is attached to this Proxy Statement as Appendix A.
Key Features Designed to Protect Shareholders’ Interests
The Amended Plan’s design reflects our commitment to strong corporate governance and the desire to preserve shareholder value, as demonstrated by the following Amended Plan features:
•
Minimum Vesting Period.   The Amended Plan generally requires a minimum vesting period of one year for awards to employees.

•
No Evergreen Feature.   The maximum number of shares available for issuance under the Amended Plan is fixed and cannot be increased without shareholder approval.

•
Repricing Prohibited.   Shareholder approval is generally required for any repricing, replacement or buyout of underwater awards.

•
No Discount Awards; Maximum Term Specified.   Stock options and stock appreciation rights must have an exercise price no less than the fair market value of stock on the date the award is granted and a term no longer than ten years.

•
Limits on Non-Employee Director Compensation.   The Limit of $500,000 on the combined value of equity awards and cash compensation provided to any Non-Employee Director in any fiscal year. For additional information on the compensation received by our Directors in 2024, see “Director Compensation” below.

•
Award Design Flexibility.   Different kinds of awards may be granted under the Amended Plan, giving us flexibility to design our long-term incentives to complement the other elements of compensation and to support our attainment of strategic goals.

•
Performance-Based Awards.   The Amended Plan permits the grant of performance-based stock awards that are payable upon the attainment of specific performance goals.

•
Awards are Subject to Clawback.   Awards and related payments under the Amended Plan are subject to recoupment or clawback under certain circumstances.

•
No Tax Gross ups.   The Amended Plan does not include any tax gross up provisions.

Purpose
The purpose of the Amended Plan is to promote our long-term interests and the interests of our shareholders by providing an incentive program that will enable us to attract, retain and motivate Employees and Directors upon whose judgment, initiative and efforts our success depends, and to provide them with an equity interest in the Company in order to motivate superior performance.
Eligibility
As of March 12, 2025, we had approximately 16,100 Employees (including seven executive officers) and ten Non-Employee Directors. All of our Employees and Non-Employee Directors are generally eligible to receive awards under the Amended Plan (although we do not grant awards to the Non-Employee Directors who are appointed by Vertex Holdco).
Plan Administration
The Amended Plan is administered by the Compensation Committee. The Compensation Committee interprets the terms and intent of the Amended Plan and determines who is eligible to receive awards under the 2014 Plan. The Compensation Committee may adopt rules, regulations and guidelines for administering the Amended Plan and may delegate administrative duties to one or more of its members or to one or more agents or advisors. Additionally, the Compensation Committee may, by resolution, authorize one or more of our officers to designate who can receive awards and the size of the awards, except the Compensation Committee may not delegate these responsibilities to any officer for awards granted to an Employee who is an Insider, as defined in the plan.
Shares Authorized, Shares Available for Issuance and Limits on Awards
Subject to adjustments as provided in the Amended Plan in connection with certain restructuring and other significant events that change the value of our stock, the number of shares of our common stock that may be issued pursuant to awards under the Amended Plan after December 31, 2024, is 672,915 shares, plus any shares that remain available for issuance under the Second
Amendment and Restatement of the 2014 Plan and any shares subject to awards previously issued under the Second Amendment and Restatement of the 2014 Plan which expire or are cancelled pursuant to their terms. All of the shares available for issuance under the Amended Plan may be used pursuant to incentive stock options.
Upon the exercise of a stock-settled stock appreciation right or net-settled stock option granted under the Amended Plan, the number of shares subject to the award (or portion of the award) that is then being exercised shall be counted against the maximum aggregate number of shares that may be issued under the Amended Plan on the basis of one share for every share subject thereto, regardless of the actual number of shares issued upon exercise. Any shares withheld (or, with respect to restricted stock, returned) in satisfaction of tax withholding obligations shall be counted as shares issued. Shares tendered in satisfaction of tax withholding obligations or a stock option exercise price or repurchased by the Company with proceeds collected in connection with the exercise of outstanding stock options may not be added back to the maximum aggregate number of shares that may be issued under the Amended Plan.
Shares of our common stock that are subject to outstanding awards granted in replacement of awards originally granted under a prior plan maintained by Exelis Inc. (defined as “Converted Awards” in the Amended Plan) are not considered available for grants. Shares that are subject to any awards under the Amended Plan (including Converted Awards), that terminate by expiration, forfeiture, cancellation or otherwise without the issuance of such shares, are settled in cash in lieu of shares of common stock or are exchanged with the Compensation Committee’s permission for awards not involving shares of common stock, will be available again for grant under the Amended Plan.
Description of Awards
Stock-based and cash compensation will typically be issued in consideration for the performance of services to us and our subsidiaries and other affiliates. The Amended Plan provides for a number of forms of stock-based compensation as well as cash compensation. The Compensation Committee may award stock options, stock appreciation rights, restricted stock, restricted stock units and other awards as described below. The Company may deduct or withhold, or require a participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to, and as a condition to the occurrence of, any taxable event arising as a result of the Amended Plan.

Restricted Stock Units
The Compensation Committee is authorized to award restricted stock units (RSUs) under the Amended Plan upon such terms and conditions as it establishes. The award agreement will specify the period(s) of restriction, the number of RSUs granted and such other provisions as the Compensation Committee determines, subject to the terms of the Amended Plan. The participants have no voting rights with respect to RSUs and do not have the right to sell or otherwise transfer the RSUs during the applicable period of restriction or until earlier satisfaction of other conditions imposed by the Compensation Committee in its sole discretion. Participants may receive credit for dividend equivalents on their RSUs and the Compensation Committee, in its discretion, will determine how such credits for dividend equivalents on restricted stock units are paid, as well as any restrictions on the dividend equivalents.
Each award agreement for RSUs will set forth the extent to which the participant will have the right to retain unvested RSUs following termination of the participant’s employment or service as a Director. These provisions will be determined in the sole discretion of the Compensation Committee, need not be uniform among all awards of RSUs issued under the Amended Plan and may reflect distinctions based on reasons for termination of employment or service as a director.
Stock Options
The Compensation Committee can award incentive stock options, which are intended to comply with Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”), or nonqualified stock options, which are not intended to comply with Section 422 of the Code. The Committee determines the terms of the stock options, including the period during which the stock options may be exercised, which may not exceed ten years, and the exercise price of the stock options, which may not be less than the fair market value of the underlying shares of common stock on the date the stock option is granted. Subject to the specific terms of the Amended Plan, the Compensation Committee has discretion to set any additional limitations on stock option grants as it deems appropriate.
Notwithstanding the foregoing, incentive stock options may only be granted to our employees and our parent and subsidiary corporations’ employees, and with respect to an incentive stock option granted to an individual who owns or is deemed to own stock possessing more than 10% of our total combined voting power or that of any of our parent or subsidiary corporations, the exercise price of a stock option generally will not be less than 110% of the fair market value of our common stock on the date of grant and the period during which the option may be exercised may not exceed five years.
Each stock option award agreement sets forth the extent to which the participant will have the right to exercise the stock option following termination of the participant’s employment or service as a Director. The termination provisions are determined within the discretion of the Compensation Committee, need not be uniform among all participants and may reflect distinctions based on the reasons for termination of employment or service as a Director, subject to the terms of the Amended Plan.
Upon the exercise of a stock option granted under the Amended Plan, the exercise price is payable in full either in cash or its equivalent, tendering (either by actual delivery or attestation) previously acquired shares having an aggregate fair market value at the time of exercise equal to the exercise price, broker-assisted cashless exercise, net exercise, a combination of the foregoing or by any other method approved by the Compensation Committee in its sole discretion.
Stock Appreciation Rights
The Compensation Committee may grant stock appreciation rights in tandem with stock options, freestanding and unrelated to options or any combination of those forms. In any case, the form of payment of a stock appreciation right will be determined by the Compensation Committee at the time of the grant and may be in shares of common stock, cash or a combination of the two. If granted other than in tandem, the Compensation Committee will determine the number of shares of common stock covered by, and the exercise period for, the stock appreciation right.
The Amended Plan provides that a stock appreciation right’s base price may not be less than the fair market value of the underlying shares of common stock on the date the stock appreciation right is granted.
Upon exercise of the stock appreciation right, the participant will receive an amount equal to the excess of the fair market value of one share of stock on the date of exercise over the fair market value of one share of the stock on the grant date, multiplied by the number of shares of stock covered by the stock appreciation right exercise. If granted in tandem with an option, a stock appreciation right’s exercise period may not exceed that of the option.
The participant may exercise a tandem stock appreciation right when the option is exercisable, surrender the right to exercise the equivalent portion of the option and receive on exercise an amount equal to the excess of the fair market value of one share of stock on the date of exercise over the option exercise price, multiplied by the number of shares of stock covered by the stock appreciation right exercise.
Each stock appreciation right award agreement will set forth the extent to which the participant will have the right to exercise the stock appreciation right following termination of the participant’s employment or service as a Director. The termination provisions will be determined within the discretion of the Compensation Committee, need not be uniform among all participants and may reflect distinctions based on reasons for termination of employment or service as a Director, subject to the terms of the Amended Plan.
Restricted Stock
The Compensation Committee is also authorized to award shares of restricted common stock under the Amended Plan upon such terms and conditions as it may establish. The participants may be required to pay a purchase price for each share of restricted stock granted. The award agreement will specify the period(s) of restriction, the number of shares of restricted common stock granted and such other provisions as the Compensation Committee determines, subject to the terms of the Amended Plan. Although participants may have the right to vote these shares from the date of the grant, they will not have the right to sell or otherwise transfer the shares during the applicable period of restriction or until satisfaction of other conditions imposed by the Compensation Committee in its sole discretion. Participants may also receive dividends on their shares of restricted stock and the Compensation Committee, in its discretion, will determine how such dividends are to be paid, as well as any restrictions on the dividends.
Each award agreement for restricted stock will set forth the extent to which the participant will have the right to retain unvested restricted stock following termination of the participant’s employment or service as a Director.
Other Awards
The Compensation Committee may grant other awards, which may include, without limitation, unrestricted shares, the payment of shares in lieu of cash, the payment of cash based on attainment of performance goals, service conditions or other goals established by the Compensation Committee and the payment of shares in lieu of cash under other incentive or bonus programs. Payment under or settlement of any such other awards shall be made in such manner at such times and subject to such terms and conditions as the Compensation Committee may determine.
Performance Measures
The performance goals applicable to an award may be based on one or more performance measures selected by the Compensation Committee in its sole discretion, which measure may relate to the performance of the Company or an affiliate as a whole, any business unit of the Company or an affiliate or any combination thereof, and performance may be measured in absolute terms or as compared to the performance of one or more other companies or an index (including a stock market index). The Compensation Committee also has the authority to provide for accelerated vesting of an award based on the achievement of performance goals.
Adjustment, Change in Control and Amendments
The Amended Plan provides for appropriate adjustments in the number and kind of shares that may be issued under the Amended Plan and that are subject to outstanding awards and the exercise price of options and the grant price of stock appreciation rights, in the event of restructuring events and certain other events, such as a merger, reorganization, stock split, stock dividend, rights offering, recapitalization, certain dividends, spin offs or other similar events. Adjustments to awards may be made on award-by-award basis, and the Compensation Committee, in its sole discretion, may provide for an equitable cash payment in lieu of any required adjustment.
The Compensation Committee specifies in each participant’s award agreement the treatment of outstanding awards upon an Acceleration Event (described in the “Effect of a Change In Control and Termination of Employment on Annual Incentive Awards, Equity Awards, the Excess Savings Plan and the Non-Qualified Deferred Compensation Plan” section below).
Subject to certain conditions, the Amended Plan may be modified or amended by the Compensation Committee at any time and for any purpose which the Compensation Committee deems appropriate, except that no amendment can adversely affect any outstanding awards in a material way without the affected award holder’s consent. Except for adjustments made in connection with events described above, the exercise price of stock options and the grant price of stock appreciation rights issued under the Amended Plan may not be reduced without the approval of shareholders.
Minimum Vesting
Except in the event of death, disability or in connection with an adjustment in connection with a corporate transaction or an Acceleration Event, awards granted under the 2024 Plan will vest no earlier than the first anniversary of the date on which the award is granted. Notwithstanding the foregoing, the Compensation Committee may grant awards that do not satisfy the foregoing minimum vesting requirements (or permit acceleration of vesting of awards that are otherwise subject to the minimum vesting requirement) with respect to awards covering up to a maximum of five percent (5%) of the number of shares authorized for issuance under the Amended Plan.
Non-Transferability
Unless otherwise determined by the Compensation Committee and provided in a participant’s award agreements, awards may not be assigned or transferred by an Amended Plan participant except by will or by the laws of descent and distribution, and any stock option or stock appreciation right is exercisable during a participant’s lifetime only by the participant or by the participant’s guardian or legal representative. Nonqualified stock options and stock appreciation rights may not be transferred for value or consideration.
Duration of the Amended Plan
Subject to the Compensation Committee’s right to terminate the Amended Plan earlier, the Amended Plan will remain in effect until May 8, 2035.
Federal Income Tax Consequences
The following discussion summarizes some of the United States federal income tax consequences with respect to awards that may be granted under the Amended Plan. Participants should consult with their tax advisors for a complete statement of all relevant federal tax consequences. This summary does not describe state, local or foreign tax consequences of an individual’s participation in the Amended Plan.
Federal Income Tax Consequences — Participants Options.   An Amended Plan participant will not recognize income for federal income tax purposes when incentive stock options are granted or exercised. If the participant disposes of shares acquired by the exercise of an incentive stock option either before the expiration of two years from the date the options were granted or within one year after the issuance of shares upon exercise of the incentive stock option (a “disqualifying disposition”), the participant will recognize in the year of disposition: (a) ordinary income equal to the excess of the fair market value of the shares on the date of the option exercise (or if less, the amount realized on disposition) over the option exercise price; and (b) capital gain, to the extent the amount realized on disposition exceeds the fair market value of the shares on the date of option exercise. If the shares are sold after expiration of these holding periods, the participant generally will recognize capital gain or loss equal to the difference between the amount realized on disposition and the option exercise price. If the participant makes a disqualifying disposition of the shares, then we will be entitled to an income tax deduction for the taxable year in which such disposition occurs, equal to the amount of ordinary income recognized by the participant as a result of the disposition. We will not be entitled to any income tax deduction if the participant makes disposes of the shares after both of the holding periods described above are satisfied.
The exercise of an incentive stock option may result in alternative minimum tax liability. The excess of the fair market value of the shares purchased on exercise of an incentive stock option over the exercise price paid for such shares is considered alternative minimum taxable for alternative minimum tax purposes.
With respect to nonqualified stock options, the participant will recognize no income upon grant of the option, and, upon exercise, will recognize ordinary income to the extent of the excess of the fair market value of the shares on the date of option exercise over the stock option exercise price.
Upon a subsequent disposition of the shares received from the exercise of an option, the participant generally will recognize capital gain or loss to the extent of the difference between the fair market value of the shares at the time of the exercise and the amount realized on the disposition. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant upon the exercise of a nonqualified stock option.
Stock Appreciation Rights.   The recipient of a grant of stock appreciation rights will not realize taxable income on the date of such grant. Upon the exercise of a stock appreciation right, the recipient will realize ordinary income equal to the amount of cash or fair market value of stock received. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant upon the exercise of the stock appreciation right.
Restricted Stock.   A participant holding restricted stock will, generally at the time the shares vest, realize ordinary income in an amount equal to the fair market value of the shares and any cash received at the time of vesting. The participant may, however, elect under Section 83(b) of the Code to include as ordinary income in the year the unvested shares are issued an amount equal to the excess of (a) the fair market value of those shares on the issue date over (b) the cash consideration (if any) paid for such shares. If the Section 83(b) election is made, the participant will not recognize any additional income as and when the shares subsequently vest. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time such ordinary income is recognized by the participant. Dividends paid to the participant on the restricted stock during the restriction period will generally be ordinary income to the participant.
Restricted Stock Units.   A participant holding restricted stock units will, at the time the restricted stock units vest (assuming they are delivered at that time), realize ordinary income in an amount equal to the fair market value of the shares and any cash received at the time of vesting. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued or the cash amount is paid.
Other Awards.   The tax consequences of other awards will depend upon the terms and conditions of such awards as determined by the Compensation Committee. However, a participant holding other awards will generally realize ordinary income in an amount equal to the fair market value of the shares or cash received at the time of payment of shares or cash. We will be entitled to an income tax deduction equal to the amount of ordinary income recognized by the participant at the time the shares are issued or the cash amount is paid.
Awards Subject to Clawback
Unless otherwise determined by the Compensation Committee, all awards and any related payments made under the Amended Plan are subject to the provisions of any clawback policy implemented by the Company to the extent set forth in the policy and/or in any notice or agreement relating to an award or payment under the Amended Plan.
Form S-8 Registration Statement
We intend to file a registration statement on Form S-8 to register all of the additional shares of our common stock reserved for issuance under the Amended Plan.
Future Plan Benefits
The future benefits that will be received under the Amended Plan by particular individuals or groups are not determinable at this time, as the selection of participants who will receive awards under the Amended Plan and the size and types of awards will be determined by the Compensation Committee in its discretion. None of the additional shares authorized for issuance pursuant to the Amended Plan have been awarded, and no commitment has been made to award any such shares. For reference, below we provide a summary of awards granted in 2024 to our named executive officers as a group, our Non-Employee Directors as a group, and our other (non-executive officer) employees as a group.
Name	RSUs	PSUs
Jeremy C. Wensinger	44,299	64,299
Charles L. Prow	43,411	43,411
Shawn M. Mural	14,915	14,915
Kenneth W. Shreves	9,617	9,617
Michael J. Smith	5,232	5,232
Josephine L. Bjornson	5,209	5,209
Kevin T. Boyle	5,955	5,955
Current Executive Officers as a group	80,964	94,063
Non-Employee Directors as a group	16,251	—
All non-executive officer employees as a group	3,785	3,785
Board of Directors Recommendation
Under the laws of the State of Indiana, this matter is approved if the votes cast in favor of the proposal exceed the votes cast against the proposal. Accordingly, neither abstentions nor broker non-votes have any effect on the votes required under Indiana law.
THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” APPROVAL OF THE THIRD AMENDMENT AND RESTATEMENT OF THE V2X, INC. 2014 OMNIBUS INCENTIVE PLAN.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY
COMPENSATION PLANS
The following table sets forth information concerning the shares of common stock that may be issued under equity compensation plans as of December 31, 2024.
Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (millions)	(b) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights ($)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (millions)
Equity Compensation Plans Approved by Security Holders	0.03(1)	22.43(2)	0.7(3)
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	0.03	22.43	0.7

(1)
The weighted-average remaining contractual life of the total number of outstanding options was 1.91 years as disclosed in Note 16 to the Consolidated Financial Statements in the Company’s 2024 Annual Report on Form 10-K. V2X has RSU and PSU awards outstanding covering 0.7 million shares as of December 31, 2024. When added to the 0.03 million options outstanding, V2X has awards outstanding as of December 31, 2024 covering a total of 0.73 million shares.

(2)
The weighted-average exercise price pertains only to 0.03 million outstanding options and excludes outstanding RSUs and PSUs (which do not have an exercise price).

(3)
As of December 31, 2024, the number of shares of common stock available for future issuance under the Second Amendment and Restatement of the V2X, Inc. 2014 Omnibus Incentive Plan (effective as of October 27, 2022) (the “2014 Omnibus Plan”), with respect to options and RSU and PSU awards was approximately 0.7 million shares, which is set forth in the table.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND OTHER
MATTERS
STRUCTURE OF THE BOARD OF DIRECTORS
Our Articles provide that the Board of Directors is divided into three classes that are as nearly equal in number as possible. The current terms of the Class II Directors expire at the 2025 Annual Meeting, and the current terms of the Class III and Class I Directors will expire at the annual meeting of shareholders in 2026 and 2027, respectively, and in each case, when any successor has been duly elected and qualified. Upon the expiration of each term, Directors will subsequently serve three-year terms if they are renominated and reelected. The Class II Directors nominated for a three-year term are Mary L. Howell, Eric M. Pillmore, Joel M. Rotroff and Neil D. Snyder. The Class III Directors are Jordan F. Ransom, Melvin F. Parker, Stephen L. Waechter and Jeremy C. Wensinger. The Class I Directors are Dino M. Cusumano, Lee E. Evangelakos and Phillip C. Widman.
Effective June 16, 2024, Mr. Charles L. Prow was separated as President and Chief Executive Officer of the Company (“CEO”) and resigned from his position as a Class I Director of the Board. Mr. Prow’s resignation as a Class I Director was not a result of any disagreement with the Company on any matter relating to its operations, policies or practices. Effective June 17, 2024, Mr. Jeremy C. Wensinger was appointed as President, CEO, and a Class III Director of the Board.
Effective March 17, 2025, Mr. Abbas O. Elegba resigned from his position as a Class III Director of the Board. Mr. Elegba’s resignation as a Class III Director was not a result of any disagreement with the Company on any matter relating to its operations, policies or practices. Effective March 17, 2025, Mr. Ransom was appointed as a Class III Director of the Board.
During the Appointment Period, as defined in the Shareholders Agreement, our Board of Directors will remain comprised of 11 members and the Vertex Holdco Parties will be entitled to designate for nomination and election to the Board of Directors a number of individuals corresponding to the ownership thresholds set forth in the Shareholders Agreement. Board of Directors members Mr. Cusumano, Mr. Ransom and Ms. Evangelakos and Board of Directors members and nominees Mr. Rotroff and Mr. Snyder were appointed by Vertex Holdco (the “Vertex Holdco designees”). Mr. Cusumano is a General Partner, Ms. Evangelakos, Mr. Rotroff and Mr. Snyder are Partners and
Mr. Ransom is an employee of American Industrial Partners, a shareholder of the Company.
Additionally, the Shareholders Agreement requires each Former Vertex Stockholder to vote its shares of common stock in its sole discretion for one Vertex Holdco nominee (assuming an 11-member Board) and for all other nominees who are not Vertex Holdco designees, in the case of an uncontested election, in the same manner as, and in the same proportion to, all shares voted by the Company’s shareholders (excluding all Former Vertex Stockholders), or, in the case of a contested election, at such Former Vertex Stockholder’s option, either in accordance with the recommendation of the Nominating and Governance Committee or in the same manner as, and in the same proportion to, all shares voted by, the Company’s shareholders (excluding all Former Vertex Stockholders). For additional information, see “Related Person Transactions — Shareholders Agreement” below.
On March 18, 2025, the Board of Directors of the Company appointed David E. Farnsworth as a non-voting advisor and observer to the Board where he will attend Board and Committee meetings. He will serve as advisor to the Board until the earlier of (i) the time the Board nominates directors for the 2026 annual meeting of the shareholders, at which time, he will be appointed as a member of the Board and as a member of the Audit Committee, (ii) his appointment as a member of the Board in the event of a board vacancy, or (iii) his resignation, death or disability, subject to applicable conditions as described in his Board Advisor Agreement with the Company. Mr. Farnsworth is a financial executive with extensive experience in defense and technology, and has served as the Executive Vice President and Chief Financial Officer of Mercury Systems, Inc. (NASDAQ: MRCY) since July 2023.
The Nominating and Governance Committee and the Board of Directors regularly review our corporate governance practices to ensure that such practices, including the procedures for the election of Directors, remain in the best interests of the Company, its shareholders and other relevant constituencies. The Board of Directors believes that its classified structure, which was implemented in 2014 when the Company became an independent, publicly traded company, provides important governance benefits, including stability and continuity in the leadership of the business and affairs of the Company. A classified board also allows the Company to focus on its long-term growth strategies and commitment to long-term shareholder value. The Board also recognizes the benefit of providing our shareholders an opportunity to vote on the performance of all our Directors on an annual basis. However, after careful consideration, the Board believes that, at this time, the Company will continue to benefit from the classified board structure but will continue to review this structure periodically for appropriateness. The Company has opted out of the Indiana mandatory classified board structure requirements.
During 2024, the Board of Directors held a total of 6 meetings. Additionally in 2024, 7 meetings of the Audit Committee, 6 meetings of the Nominating and Governance Committee, and 8 meetings of the Compensation Committee were held. In 2024, all Directors, except for Mr. Cusumano, attended at least 75% of the aggregate of all meetings of the Board and Committees on which they served during the period served. Mr. Cusumano attended 66.67% of the aggregate of all meetings of the Board during the year. In conjunction with the regular meetings, those Directors who are not employees of V2X met in executive session (without management) at each of the regularly scheduled Board meetings during the year. The Non-Executive Chairman presides over these executive sessions of the Board. Our Corporate Governance Principles provide that all Directors are expected to make every effort to attend the annual meeting of shareholders. All Directors attended the 2024 annual meeting of shareholders.
DIRECTOR INDEPENDENCE
Under NYSE rules, independent directors must comprise a majority of a listed company’s board of directors. In addition, NYSE rules require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating committees must be independent. We had availed ourselves of the “controlled company” exemptions relating to these independence requirements. On November 14, 2024, the Vertex Holdco Parties who were controlling shareholders of the Company, sold shares of the Company’s common stock, reducing their ownership interest in the Company to approximately 45%. As a result of this sale, the Company is no longer a “controlled company” within the meaning of NYSE rules and upon the closing of the sale we were required to have at least one independent director on each of our Compensation Committee and our Nominating and Governance Committee (a requirement which we already satisfied), a majority of independent directors on each of our Compensation Committee and Nominating and Governance Committee within 90 days after the completion of the sale, and a fully independent Compensation Committee, a fully independent Nominating and Governance
Committee and a majority independent Board of Directors within one year after the completion of this sale.
Shortly after the sale, the Board assessed the independence of each of Mr. Cusumano, Mr. Elegba, Ms. Evangelakos, Mr. Rotroff and Mr. Snyder in accordance with the Corporate Governance Principles and the NYSE independence standards. Mr. Cusumano is a General Partner, Ms. Evangelakos, Mr. Rotroff and Mr. Snyder are Partners and Mr. Elegba is a former Partner at American Industrial Partners, a shareholder of the Company. With his appointment to the Board on March 17, 2025, the Board also assessed the independence of Mr. Ransom in accordance with the Corporate Governance Principles and the NYSE independence standards. Mr. Ransom is an employee of American Industrial Partners. Under the NYSE rules, for a director to be considered independent under the NYSE listing standards, a director cannot have any of the disqualifying relationships enumerated by those standards. Furthermore, a director is independent only if our Board makes an affirmative determination that the director has no material relationship with the Company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the Company) that could bar their independence.
Applying these standards, and after reviewing related party transactions and responses to their Directors’ questionnaires, the Board, based on the recommendation of the Nominating and Governance Committee, determined that each of the Vertex Holdco designees qualify as independent for the purposes of Board and each of the Committee in which they currently served.
The Board annually determines the independence of each of our Directors and nominees. The Nominating and Governance Committee reviews and considers all relevant facts and circumstances with respect to the independence of each Director, including the Class II Directors standing for election, prior to recommending selection as part of the slate of Directors presented to the shareholders for election at the Company’s annual meeting of shareholders. The Nominating and Governance Committee reviews its recommendations with the full Board, which separately considers and evaluates the independence of Directors standing for re-election using the standards described above. Each year, the Company’s Directors and officers complete questionnaires designed to assist the Board with independence, including eliciting information about potential related person transactions. Additionally, Directors and executive officers must promptly advise the Corporate Secretary if there are any changes to the information previously provided.

The Board of Directors has determined that all of our Directors, other than Mr. Wensinger, are “independent directors” as that term is defined under NYSE rules. The Board of Directors has determined that Mr. Wensinger, as the Company’s President and CEO, is not an “independent director” as that term is defined under NYSE rules.
The Audit Committee charter and rules of the NYSE and SEC require that members of the Audit Committee also satisfy separate independence tests, namely that they (i) not accept directly or indirectly any consulting, advisory or other compensatory fee from the Company including its subsidiaries other than their Directors’ compensation, and (ii) not be an affiliated person of the Company. The Board of Directors has determined that Mr. Parker, Mr. Pillmore, Mr. Waechter and Mr. Widman satisfy these separate independence tests. Accordingly, the Audit Committee remains composed entirely of members who are independent under these rules.
The NYSE rules require that the Board consider all factors specifically relevant to determining whether a member of the Compensation Committee has a relationship to the listed company which is material to that director’s ability to be independent from management in connection with the duties of a member of the Compensation Committee. The Board must consider (i) the sources of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to such director; and (ii) whether such director is affiliated with the listed company or any of its subsidiaries or their affiliates. The Board of Directors has determined that Messrs. Widman, Rotroff, Pillmore and Snyder satisfy these separate independence tests. Accordingly, the Compensation Committee remains composed entirely of members who are independent under these rules.
As of the date of this Proxy Statement, we have taken the necessary actions to cause the Company to comply with the governance requirements under the SEC rules and NYSE listing standards then in effect in advance of the end of the phase-in period provided therein.
RESPONSIBILITIES OF THE BOARD OF DIRECTORS
The Board of Directors is elected by the Company’s shareholders to oversee the actions and results of management. In discharging its responsibilities, the Board acts in the best interests of the Company and its shareholders. In this oversight role, the Board serves as the decision-making body of the Company, except for those matters reserved to or shared with the shareholders. The Board of Directors, directly and through its appropriate committees, is expected to, among other things:
•
Ensure continuity of leadership;

•
Review management’s strategic plans and ensure that adequate capital and managerial resources are available to implement the strategies adopted;

•
Oversee and evaluate management’s systems for internal control, financial reporting and public disclosure;

•
Provide appropriate overall oversight of the Company’s risk profile and management control; and

•
Review the Company’s businesses to ensure that they are conducted in conformity with applicable laws and regulations.

In connection with its responsibility for overseeing the affairs of the Company, the Board seeks to keep itself informed about the Company’s business and strategies. The Nominating and Governance Committee oversees the development of the CEO succession plan for consideration by the Board in line with corporate best practices.
CORPORATE GOVERNANCE PRINCIPLES
The Board of Directors has adopted Corporate Governance Principles for the Company, which provide a general framework for the governance of the Company and are subject to the Shareholders Agreement. For additional information, see “Related Person Transactions — Shareholders Agreement” below. The Board of Directors is responsible for selecting the Chairman of the Board and the CEO in any way it considers in the best interests of the Company. Our Corporate Governance Principles provide that nominees must be 74 years old or younger at the time of nomination. However, if such nominees seeks an exemption from such qualification, the Board may grant an exception. The Corporate Governance Principles further provide that Directors must be able to devote the requisite time for preparation and attendance at regularly scheduled Board of Directors and Board Committee meetings, as well as be able to participate in other matters necessary for good corporate governance.
To help ensure that Directors are able to fulfill their commitments to the Company, the Corporate Governance Principles provide that Directors who are chief executive officers of publicly-traded companies, including at V2X, may not serve on the board of directors of more than two public companies (including the V2X Board of Directors), and other Directors may not serve on more than four public company boards (including the V2X Board of

Directors). No member of the Audit Committee may serve on the audit committee of more than three public companies, including the Company, unless the Board of Directors (i) determines that such simultaneous service would not impair the ability of such member to effectively serve on the Audit Committee and (ii) discloses such determination either on or through the Company’s website or in the annual proxy statement. Directors must notify the Corporate Secretary prior to accepting an invitation to join another board of a public or private company. The Corporate Governance Principles and committee charters are reviewed by the Board annually and posted on the Company’s website at https://investors.gov2x.com/governance/governance-documents/. A copy of the Corporate Governance Principles will be provided, free of charge, to any shareholder upon request to the Corporate Secretary.
LEADERSHIP STRUCTURE
The Board of Directors believes that the decision as to whether to combine or separate the CEO and Chairman of the Board positions will depend on the facts and circumstances facing the Company at a given time and could change over time. In today’s challenging economic and regulatory environment, Directors, more than ever, are required to spend a substantial amount of time and energy in successfully navigating a wide variety of issues and in guiding the policies and practices of the companies they oversee. Although we do not have a formal policy with respect to separation of the Chairman of the Board and CEO positions, we believe that separating these positions allows our President and CEO to focus on running the day-to-day operations of our Company while allowing our Chairman of the Board, who is an independent director, to devote her time to matters of Board oversight. The Board believes that its organizational structure provides a framework for it to provide independent leadership and engagement while ensuring appropriate insight into the operations and strategic issues of the Company. In addition, the Board believes that the Company’s current leadership structure contributes to the Board’s role in risk oversight of the Company.
COMMUNICATION WITH THE BOARD OF DIRECTORS
Interested parties, including shareholders, may contact the Non-Executive Chairman, all independent Directors as a group, the entire Board of Directors, a committee of the Board of Directors or an individual Director by submitting a letter to the desired recipient in a sealed envelope labeled “Non-Executive Chairman,” “Independent Directors,”
“Board of Directors,” or with the name of the Board Committee or a specific Director. This sealed envelope should be placed in a larger envelope and mailed to: Corporate Secretary, V2X, Inc., 1875 Campus Commons Drive, Suite 305, Reston, Virginia 20191. The Corporate Secretary will forward the sealed envelope to the designated recipient. Junk mail, advertisements, resumes, spam and surveys will not be forwarded to the Board or Board members. Abusive, threatening or otherwise inappropriate materials will also not be forwarded.
SHAREHOLDER OUTREACH
We believe it is important to maintain an open dialogue with the Company’s shareholders to understand their views on the Company, its strategy, governance, and compensation practices. The Company has a program to communicate with our institutional investors on a variety of topics throughout the year to seek input and provide perspective on Company policies and practices and to ensure we are addressing any questions and concerns.
Our shareholder and investor outreach and engagement takes several forms. We participate in various investor conferences and analyst meetings, host our own investor events, hold quarterly earnings calls, which are webcast and posted to our investor relations website, and meet with investors in multiple forums, including equity capital market events and conferences. We report our investors’ views and feedback to the Board.
In addition, our Corporate Secretary and Investor Relations teams jointly initiated a shareholder outreach program focused on corporate governance, executive compensation, and sustainability. Through this outreach program, we contacted our institutional shareholders who beneficially owned, in the aggregate, approximately 39 % of our common stock held by non-Vertex Holdco shareholders. The purpose of this outreach program was to better identify and understand the relevant governance topics that were most important to our shareholders. We discussed such topics with our shareholders, and discussed our respective views on those topics.
BOARD AND COMMITTEE ROLES IN RISK OVERSIGHT
The Board through its Audit Committee is responsible for assuring that there is appropriate overall oversight of the Company’s risk profile and management control. In addition, each Director is expected to be sufficiently familiar with the significant risks faced by the Company. The Audit Committee is responsible for reviewing and discussing with management the key guidelines and policies governing the significant processes for risk assessment and risk management, major financial risk exposures and the steps management has taken to monitor and control such exposures, and other significant business risks and opportunities. The Audit Committee’s risk oversight responsibilities also include reviews of the Company’s cyber security program and cyber risk assessment. The Audit Committee reviews reports relating to the cybersecurity program, including on cyber incident response processes as well as on emerging cybersecurity developments and threats. In addition, in accordance with regulatory requirements, the Audit Committee approves, at least annually, any decision of the Company to enter into uncleared swaps.
The head of internal audit has responsibility for assessing, monitoring and auditing the Company’s global risk profile, reports directly to the Chair of the Audit Committee and reports on an administrative basis to the Chief Financial Officer. The Audit Committee and the Board of Directors monitor financial liquidity and financing risk. The Audit Committee also oversees the Company’s ethics and compliance programs, including a review of its Code of Conduct and policies and procedures to promote compliance with applicable legal and regulatory requirements.
The Nominating and Governance Committee provides oversight of sustainability matters, including environmental, safety and health matters, and reviews periodic reports from management on these matters. The Compensation Committee considers enterprise risk factors in establishing appropriate compensation design and objectives, and structures compensation so that unnecessary or excessive risk-taking behavior is discouraged, and behaviors correlated with long-term value creation are encouraged. In 2024, the Compensation Committee directed Pay Governance LLC (“Pay Governance” or the “Compensation Consultant”) to conduct an in-depth risk profile review of the Company’s executive compensation programs, including benchmarking our executive compensation against our peer group.
ANNUAL DIRECTOR EVALUATIONS
As required by our Corporate Governance Principles, the Board annually assesses its performance. In addition, each committee conducts an annual evaluation of its performance pursuant to its charter. The Nominating and Governance Committee oversees and administers the annual performance evaluation process, including review and oversight of the appropriate methods, tools and questions used for conducting the evaluations of the performance of the Board and each Committee of the Board.
In 2024, the Board members completed anonymous surveys that were used for the evaluation of both the Board as a whole and each Committee. The surveys were designed to provide information pertaining to the competencies, behaviors and effectiveness of the Board and the Committees. The Nominating and Governance Committee reviewed survey questions to ensure that they remained appropriate and the Board members completed the surveys. The Board and each Committee reviewed and discussed during executive sessions the specific results of the surveys and any actions needed based on this feedback.
These evaluations have found that the Board and its committees are operating effectively. In response to both formal and informal feedback from our Board and Committees in 2024, we continue to:
•
Adapt meeting structure and cadence to enhance our Board’s ability to perform its oversight responsibilities and to promote Board engagement by providing ample time during Board and committee meetings for discussion, debate, in-depth reviews, and executive sessions;

•
Ensure that Board and committee agendas are appropriately focused on strategic priorities; and

•
Provide additional information on topics identified by directors as desired areas of increased focus.

The Board discussed feedback with the CEO in a private session of the Board. The Nominating and Governance Committee will continue to evaluate the appropriateness of the methods, tools, and questions for future annual evaluations.
DIRECTOR SELECTION AND
COMPOSITION
Directors of the Company must be persons of integrity, and, in the aggregate, should possess a broad range of personal characteristics, attributes and experiences appropriate for an effective Board. In addition, the Corporate Governance Principles state that, as part of the membership criteria for new Board members, individuals should possess such attributes and experiences as are necessary to provide a broad range of personal characteristics including management skills, and technological, business and international experience.
To be considered by the Nominating and Governance Committee as a Director candidate, a nominee at a minimum must meet the requirements set forth in the Corporate Governance Principles. Prior to recommending candidates for nomination as Directors, the Nominating and Governance Committee engages in a deliberative, evaluative process to ensure each candidate possesses the skills and attributes that individually and collectively will contribute to an effective Board of Directors. Biographical information for each candidate for election as a Director is evaluated and, if deemed necessary by the Nominating and Governance Committee, candidates for election participate in interviews with existing Board members and management. Director nominees must be willing to commit the requisite time for preparation and attendance at regularly scheduled Board and Committee meetings and participation in other matters necessary for good corporate governance. The Nominating and Governance Committee and the Board will continue to review future candidates based on a wide range of qualifications to ensure the highest caliber of directors continue to represent our Company.
The Nominating and Governance Committee may identify Director candidates through a variety of sources including search firms, personal references and business contacts. During the Appointment Period, as defined in the Shareholders Agreement, our Board of Directors will remain comprised of 11 members and the Vertex Holdco Parties will be entitled to designate for nomination and election to the Board of Directors a number of individuals corresponding to the ownership thresholds set forth in the Shareholders Agreement. The Nominating and Governance Committee will consider Director nominees recommended by shareholders for election to the Company’s Board who meet the qualification standards described above and the other requirements for nomination including those set forth in the Nominating and Governance Committee Charter, which is available at https://investors.gov2x.com/governance/governance-documents/.
The Nominating and Governance Committee also evaluates and makes recommendations to the Board of Directors concerning appointment of Directors to Board Committees, selection of the Chairman of the Board and Board Committee chairpersons, and director nominees for election. The Nominating and Governance Committee identifies qualified candidates to serve on the Board, oversees the process to administer the qualifications for nomination to the Board, and selects, or recommend that the Board select, the nominees for election by the Board or by the shareholders at an annual or special meeting of the shareholders.
DIRECTOR COMPENSATION
Director compensation is determined by our Board of Directors with the assistance of the Compensation Committee and Compensation Consultant. Director compensation is reviewed on a periodic basis. In support of the Board’s review, Pay Governance compares components of our Director compensation with those of our compensation peer group described under “V2X Competitive Compensation” below. Mr. Wensinger, as a management director, and pursuant to the Shareholders Agreement, Directors elected as Vertex Holdco designees, do not receive Director compensation.
The total annual compensation for each of the V2X Directors who are compensated for their service on our Board and its Committees (“Compensated Directors”) is $240,000, comprised of $90,000 in cash and $150,000 in RSUs for each full-year of the Director’s tenure. The full-year tenure runs from the date of the annual meeting of shareholders to the day prior to the next annual meeting of shareholders. Additional incremental pay for the full-year tenure includes a cash payment for the Audit Committee Chair in the amount of $20,000, a cash payment of $17,500 for the Compensation Committee Chair and a cash payment of $15,000 for the Nominating and Governance Committee Chair. The Non-Executive Chairman of the Board receives an additional $100,000, comprised of $50,000 in cash and $50,000 in RSUs for the full-year tenure. The incremental payments for the committee chairs and the Non-Executive Chairman were based on the significant responsibilities involved with these positions and reflect current competitive peer data provided to the Board by the Compensation Consultant.
RSUs granted to Compensated Directors vest in full on the earlier of (i) the date of the next annual meeting of shareholders and (ii) the first anniversary of the date of grant.

The table below summarizes the compensation received by our Directors for the year ended December 31, 2024.

DIRECTOR COMPENSATION TABLE
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Mary L. Howell(3)	140,000	200,021	340,021
Dino M. Cusumano(4)	N/A	N/A	N/A
Abbas O. Elegba(4)(8)	N/A	N/A	N/A
Lee E. Evangelakos(4)	N/A	N/A	N/A
Melvin F. Parker(5)	105,000	150,004	255,004
Eric M. Pillmore	90,000	150,004	240,004
Joel M. Rotroff(4)	N/A	N/A	N/A
Neil D. Snyder(4)	N/A	N/A	N/A
Stephen L. Waechter(6)	110,000	150,004	260,004
Phillip C. Widman(7)	107,500	150,004	257,504

(1)
Consists of the following, paid quarterly, as applicable: director annual cash retainer of $90,000 with an incremental retainer for committee chairs and the annual Non-Executive Chairman retainer.

(2)
Represents the aggregate grant date fair value of RSUs, computed in accordance with Accounting Standards Codification issued by the Financial Accounting Standards Board Topic 718, labeled “Compensation — Stock Compensation” (“ASC Topic 718”). The grant date fair value for RSUs was $49.23 per unit, the closing price of V2X stock on the grant date, which was May 9, 2024. The assumptions used in calculating these amounts are incorporated herein by reference to Note 16 to the Consolidated Financial Statements in the Company’s 2024 Annual Report on Form 10-K. Figures may vary slightly from the scheduled director compensation due to rounding and our inability to issue fractional shares.

(3)
Ms. Howell received an incremental $50,000 cash retainer for her service as the Non-Executive Chairman.

(4)
The Vertex Holdco designees do not receive compensation for their service on the Board pursuant to the Shareholders Agreement.

(5)
Mr. Parker received an incremental $15,000 cash retainer for his service as the Nominating and Governance Committee Chair.

(6)
Mr. Waechter received an incremental $20,000 cash retainer for his service as the Audit Committee Chair.

(7)
Mr. Widman received an incremental $17,500 cash retainer for his service as the Compensation Committee Chair.

(8)
Mr. Elegba served as a Director until his resignation on March 17, 2025. Mr. Ransom was appointed as Mr. Elegba’s replacement as a Vertex Holdco designee on the Board to serve as a Class III Director on March 17, 2025.

RESTRICTED STOCK UNIT AWARDS OUTSTANDING AT 2024 FISCAL YEAR-END
The table below represents RSUs outstanding as of December 31, 2024 for our Compensated Directors who served during 2024.
Name	Restricted Stock Unit Awards
Mary L. Howell	4,063
Dino M. Cusumano(1)	N/A
Abbas Elegba(1)(2)	N/A
Lee E. Evangelakos(1)	N/A
Melvin F. Parker	3,047
Eric M. Pillmore	3,047
Joel M. Rotroff(1)	N/A
Neil D. Snyder(1)	N/A
Stephen L. Waechter	3,047
Phillip C. Widman	3,047

(1)
The Vertex Holdco designees do not receive compensation for their service on the Board of Directors pursuant to the Shareholders Agreement.

(2)
Mr. Elegba served as a Director until his resignation on March 17, 2025. Mr. Ransom was appointed as Mr. Elegba’s replacement as a Vertex Holdco designee on the Board to serve as a Class III Director on March 17, 2025.

All Compensated Directors then serving were granted RSUs on May 9, 2024 under the 2014 Omnibus Plan. For the equity component of the annual retainer, the number of RSUs was determined by dividing $150,000 by $49.23, the closing price per share of common stock on the grant date. The resulting number of RSUs was rounded to 3,047, the nearest whole number of units. Ms. Howell received additional RSUs equal to $50,000 for the equity component of the annual Non-Executive Chairman fee. The resulting number of RSUs for Ms. Howell was rounded to 4,063, the nearest whole number of units.
DIRECTOR EXPENSES
V2X reimburses Directors for all business-related expenses they incur for travel to and from Board of Directors, Committee and shareholder meetings. The Company also reimburses costs related to educational programs and related subscriptions for Directors and for other Company business-related expenses (including travel expenses of spouses if they are specifically invited to attend an event for appropriate business purposes). Director airfare is reimbursed at no greater than first-class travel rates.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
The members of the Compensation Committee during 2024 were Messrs. Pillmore, Widman, Rotroff, and Snyder, with Mr. Widman serving as chair. No member of the Compensation Committee was, during the fiscal year, an officer or employee, or formerly an officer or employee, of V2X or involved in any related person transactions requiring disclosure in this Proxy Statement.
No executive officer of V2X served as a:
•
Member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served on the Compensation Committee of V2X.

•
Director of another entity, one of whose executive officers served on the Compensation Committee of V2X; or

•
Member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board) of another entity, one of whose executive officers served as a Director of V2X.

INDEMNIFICATION AND INSURANCE
Pursuant to its By-Laws, V2X will indemnify its Directors to the fullest extent permitted by law and maintains insurance to protect the Directors from liabilities, including certain instances where it could not otherwise indemnify them. The Company has also entered into indemnification agreements with its Directors, pursuant to which the Company has agreed to indemnify and hold harmless, to the fullest extent permitted by applicable law and the By-Laws, each Director against any and all expenses (which term is broadly construed and include, without limitation, all direct and indirect costs of any type or nature whatsoever (including attorneys’ fees and related disbursements, appeal bonds and other out-of-pocket costs)), judgments, fines, amounts paid in settlement, liabilities or losses actually and reasonably incurred by the Director by reason of the fact that he or she is or was a Director of the Company (or, at the request of the Company, as a director, officer, employee, fiduciary or agent of another corporation, partnership, limited liability company, joint venture, trust or other enterprise, whether for profit or not, and including, without limitation, any employee benefit plan) or by reason of any actual or alleged action or omission to act taken or omitted in such capacity. The indemnification agreements set forth certain procedures that will apply in the event of a claim for indemnification thereunder. In addition, the agreements provide for the advancement and repayment of expenses incurred by a Director, subject to certain exceptions, in connection with any investigation, claim, action, suit, arbitration, alternate dispute resolution mechanism or proceeding covered by the agreement.
POLICIES FOR APPROVING RELATED PERSON TRANSACTIONS
The Company and the Board have adopted formal written policy for evaluation of potential related person transactions, as that term is defined in the policy, which require review and approval of transactions which exceed, or are expected to exceed, $120,000 involving Directors, Director nominees, executive officers, beneficial owners of five percent or more of the Company’s common stock or other voting securities and any immediate family of such persons. The Company’s policy generally groups transactions with related persons into two categories: (1) transactions requiring the approval of the Nominating and Governance Committee and (2) certain transactions that are deemed pre-approved by the Nominating and Governance Committee. In reviewing related person transactions requiring approval, the Nominating and Governance Committee considers the relevant facts and circumstances, including:
•
Whether terms or conditions of the transaction are generally available to third parties under similar terms or conditions;

•
Level of interest or benefit to the related person;

•
Availability of alternative suppliers or customers; and

•
Benefit to the Company.

The Nominating and Governance Committee is deemed to have pre-approved certain transactions identified in Item 404(a) of Regulation S-K that are not required to be disclosed even if the amount involved exceeds $120,000. In addition, any transaction with another company at which a related person’s only relationship is as an employee (other than an executive officer), director and/or beneficial owner of less than 10% of that company’s shares is deemed pre-approved so long as the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances.
The Company’s Related Party Transaction Policy was recently updated to reflect current best practices. The revised policy was reviewed by the Nominating and Governance Committee and approved by the Board. The policy is posted on the Company’s website at: https://investors.gov2x.com/governance/ governance-documents/default.aspx. A copy of the Related Party Transaction Policy will be provided, free of charge, to any shareholder upon request to the Corporate Secretary.
RELATED PERSON TRANSACTIONS
Shareholders Agreement
Concurrently with the closing of the Vertex Transaction (the “Closing”), the Company entered into the Shareholders Agreement that, among other things, (1) provides Vertex Holdco Parties with Director nomination and committee designation rights, (2) governs how each Former Vertex Stockholder will vote its shares of common stock with respect to certain matters, (3) requires certain actions of the Company to be approved by the Vertex Holdco Parties, (4) provides the Vertex Holdco Parties with certain information rights, (5) limits certain acquisitions of common stock by the Vertex Holdco Parties, and (6) restricts the ability of the Vertex Holdco Parties to solicit proxies in the election of Directors for such periods indicated therein.
We provide an overview of the salient terms of the Shareholders Agreement below:
Director Appointment Rights
During the Appointment Period, the Board of Directors will be comprised of 11 members and the Vertex Holdco Parties will be entitled to designate for nomination and election to the Board of Directors a number of individuals corresponding to the ownership thresholds set forth in the Shareholders Agreement.

If the percentage of outstanding shares of common stock collectively beneficially owned by the Former Vertex Stockholders falls below one of the applicable ownership thresholds set forth in the Shareholders Agreement, then the Vertex Holdco Parties will provide written notice to the Company and, at the option of the Vertex Holdco Parties, (1) one Vertex Holdco designee will resign, effective no later than the next annual meeting, or (2) the Vertex Holdco Parties will not designate one Vertex Holdco designee that the Vertex Holdco Parties would otherwise have been entitled to designate at the next annual meeting. The Vertex Holdco Parties will cause Vertex Holdco designees on the Board of Directors to resign from the Board of Directors on the first date that the percentage of outstanding shares of common stock collectively beneficially owned by the Former Vertex Stockholders falls below 25% and the Vertex Holdco Parties will no longer be entitled to designate any directors to the Board of Directors.
Generally, if at any time the Former Vertex Stockholders’ percentage ownership of the outstanding common stock falls below a given ownership threshold, then the Vertex Holdco Parties’ right(s) with respect to such ownership threshold will fall away and no longer apply even if, after the applicable ownership threshold is crossed, the Former Vertex Stockholders acquire shares of common stock such that they own in excess of the relevant ownership threshold.
Committee Designation Rights
During the Appointment Period, each committee of the Board of Directors will consist of four members (unless otherwise approved by a majority of each of the Vertex Holdco and non-Vertex Holdco designees), at least two of which will not be Vertex Holdco designees. The Vertex Holdco Parties may designate (1) two Vertex Holdco designees to serve on each committee of the Board of Directors for so long as the Former Vertex Stockholders collectively beneficially own 34% or more of the outstanding shares of common stock and (2) one Vertex Holdco designee to serve on each committee of the Board of Directors for so long as at least one Vertex Holdco designee serves on the Board of Directors, in each case, subject to applicable listing standards and SEC rules.
The Audit Committee will be composed entirely of members who are independent under the NYSE listing requirements and the SEC rules and regulations.
Voting of Former Vertex Stockholders
Each Former Vertex Stockholder is entitled to vote its shares of common stock in its sole discretion for one Vertex Holdco nominee (assuming an
11-member Board of Directors of the Company) and for all other nominees who are not Vertex Holdco designees, in the case of an uncontested election, must vote in the same manner as, and in the same proportion to, all shares voted by the Company’s shareholders (excluding all Former Vertex Stockholders), or, in the case of a contested election, at such Former Vertex Stockholder’s option, either in accordance with the recommendation of the Nominating and Governance Committee or in the same manner as, and in the same proportion to, all shares voted by, the Company’s shareholders (excluding all Former Vertex Stockholders). The Shareholders Agreement also provides that the Former Vertex Stockholders may vote their shares in their discretion on any proposal or resolution that is not an election of Directors.
Company Actions
Pursuant to the Shareholders Agreement, for so long as the Former Vertex Stockholders collectively beneficially own 34% or more of the outstanding shares of common stock, the Company will not, without the consent of the Vertex Holdco Parties holding a majority of the shares of common stock then held by the Vertex Holdco Parties, take certain actions, including: (1) issuing capital stock or stock equivalents representing, on a preceding 36-month basis, greater than 10% of the outstanding common stock, excluding common stock or stock equivalents issued in connection with an acquisition approved by a majority of the Board of Directors; (2) redeeming, acquiring or otherwise purchasing capital stock of the Company in excess of $50.0 million, individually or in the aggregate, during any fiscal year; (3) repealing, amending or modifying the Company’s organizational documents (subject to certain clarifications); (4) declaring or paying any dividend or distribution on a non-pro rata basis or in excess of $25.0 million in the aggregate during any fiscal year; (5) entering into certain transactions (e.g., mergers, spinoffs, acquisitions); (6) agreeing to make any capital expenditures in excess of $50.0 million, individually or in the aggregate, during any fiscal year; (7) incurring Indebtedness as defined in the merger agreement dated as of March 7, 2022 (the “Merger Agreement”) (excluding any incurrence under the Company’s existing credit facilities or any ordinary course of business incurrence under the Company’s existing asset-based loan or revolving credit facility) that causes the Company’s total net leverage ratio to exceed 4.5; (8) terminating the Company’s CEO or Chief Financial Officer; (9) hiring a replacement CEO or Chief Financial Officer; or (10) designating a director to the Company’s Board of Directors in a manner contrary to the designation rights of the Vertex Holdco Parties under the Shareholders Agreement.

Information Rights
During the Appointment Period, the Vertex Holdco Parties are entitled to certain information rights.
Stock Acquisition Restrictions
Unless approved by a majority of the Company’s Board of Directors who are not Vertex Holdco designees, the Vertex Holdco Parties cannot, directly or indirectly, acquire or offer to acquire shares of common stock that would result, after such acquisition, in the Vertex Holdco Parties beneficially owning more than 62.5% of the outstanding shares of common stock.
Standstill
During the Appointment Period, except with respect to any Vertex Holdco nominee, the Vertex Holdco Parties cannot, and will cause their affiliates that the Vertex Holdco Parties have provided confidential information about the Company not to, directly or indirectly, (1) make or participate in any solicitation of proxies (as such terms are used in the proxy rules of the SEC) to vote or deliver a written consent with respect to, or seek to advise or influence any person or entity’s voting with respect to, any common stock (except on behalf of the Company), (2) make any public request or proposal to amend the standstill provision of the Shareholders Agreement, or (3) take any action that would reasonably be expected to result in the Company having to make a public announcement regarding the foregoing, publicly announce any intention to do the foregoing or enter into any discussions or arrangement to do the foregoing, unless, in each case, approved by a majority of the Company’s Board of Directors who are not Vertex Holdco designees.
Controlled Company
In November 2024, the Vertex Holdco Parties who were controlling shareholders of the Company, sold shares of the Company’s common stock, reducing their ownership interest in the Company to approximately 45% and the Company ceased to qualify as a “controlled company.” Pursuant to the Shareholders Agreement, the Vertex Holdco Parties and the Company have taken necessary actions to cause the Company to comply with SEC rules and applicable listing standards then in effect. For additional information, see “Information About The Board of Directors and Other Matters — Director Independence” above.
Registration Rights Agreement
At the Closing, the Company entered into a registration rights agreement with Former Vertex Stockholders (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the
Company granted the holders of registrable securities that are party to the Registration Rights Agreement certain registration rights with respect to such registrable securities.
As required by the Registration Rights Agreement, the Company filed on September 1, 2022 a resale shelf registration statement on Form S-3 registering all of the registrable securities held by the Former Vertex Stockholders. Following such filing, the Company is required to use its commercially reasonable efforts to have the resale shelf registration statement declared effective by the SEC as soon as reasonably practicable and to maintain such effectiveness continuously until such a time as there are no longer any registrable securities.
Subject to certain limitations set forth in the Registration Rights Agreement, the Former Vertex Stockholders will have the right to require the Company to use its commercially reasonable efforts to effectuate an underwritten public offering of the registrable securities.
The Registration Rights Agreement grants each Former Vertex Stockholder “piggyback” registration rights. Subject to certain exceptions and limitations, if the Company proposes to sell shares of common stock in an underwritten public offering or registers such shares with the SEC, either for its own account or for the account of other stockholders, each Former Vertex Stockholder will be entitled to include certain of its registrable securities in such offering or registration.
The Registration Rights Agreement provides that the Company must pay all registration expenses (other than the underwriting discounts and commissions) in connection with the resale shelf registration statement and any related underwritten offerings. The Registration Rights Agreement contains customary indemnification and contribution provisions.
In September 2024 and November 2024, the Former Vertex Stockholders exercised their right to require the Company to effectuate underwritten public offerings of the registrable securities in connection with their sale of shares.
Management Services Agreement
At the Closing, the Company entered into a management services agreement (the “Management Services Agreement”) with American Industrial Partners pursuant to which American Industrial Partners will provide general management, financial and other corporate advisory services to the Company and its subsidiaries from time to time as mutually agreed upon and documented under a statement of work. The Management Services Agreement provides for the

Company to reimburse American Industrial Partners for its reasonable, documented and customary out-of-pocket expenses incurred in the ordinary course while performing such services, and to indemnify American Industrial Partners for certain matters related to the provision of services, but does not require the Company to pay any management or transaction fees or other compensation to American Industrial Partners. During 2024, we did not request or render any services under this agreement.
Transition Services Agreement
As part of the Merger, V2X acquired certain contracts, including a Transition Services Agreement (“TSA”) with Crestview Aerospace LLC (“Crestview”), which was previously divested to AIP Fund VI. For the years ended December 31, 2023 and 2024, the Company recorded $2.8 million and $ 0.7 million, respectively, of income related to the services provided under this TSA with Crestview.
CHARITABLE CONTRIBUTION CONFLICT OF INTEREST POLICY
The Company and the Board adopted a Charitable Contribution Conflict of Interest Policy for Directors, Director nominees and senior management. The policy requires approval by the Nominating and Governance Committee for donations by the Company to any nonprofit organization, charity or private foundation in an amount or having a value over $10,000 if any Director, Director nominee or any of their immediate family members serves as a director, trustee, executive, advisor, or in other capacities with the organization. In addition, such approval is required in the case of a donation over that limit to an entity by a Director, Director nominee or member of senior management where another Director or member of senior management is similarly associated with the organization. We are not aware of any donations that required approval under this policy in 2024.
CODE OF CONDUCT
The Company has adopted the Code of Conduct which applies to all employees, including our President and CEO, Chief Financial Officer and Principal Accounting Officer, and to our Directors.
The Code of Conduct is posted on our website at: https://investors.gov2x.com/governance/
governance-documents/default.aspx.
The Company will disclose within four business days any substantive amendments to or waivers from the Code of Conduct for its CEO, Chief Financial Officer, Principal Accounting Officer, or persons performing similar functions, by posting such information on our website at https://www.gov2x.com rather than by filing a Form 8-K. In 2024, there were no substantive changes to or waivers of the Code of Conduct for the President and CEO, Chief Financial Officer, Principal Accounting Officer or persons performing similar functions. A copy of the Code of Conduct will be provided, free of charge, to any shareholder upon request to the Corporate Secretary.

COMMITTEES OF THE BOARD OF DIRECTORS
The table below sets forth the current membership of each of our Committees and identifies each Committee chair as of the date of this Proxy Statement.
DIRECTOR	AUDIT	COMPENSATION AND HUMAN CAPITAL	NOMINATING AND GOVERNANCE
Mary L. Howell
Dino M. Cusumano
Lee E. Evangelakos			●
Melvin F. Parker	●		●*
Eric M. Pillmore	●	●
Jordan F. Ransom
Joel M. Rotroff		●
Neil D. Snyder		●	●
Stephen L. Waechter	●*		●
Jeremy C. Wensinger
Phillip C. Widman	●	●*
* = Committee Chair

AUDIT COMMITTEE
MEMBERS:
Stephen L. Waechter, Chair
Melvin F. Parker
Eric M. Pillmore
Phillip C. Widman
Meetings in 2024: 7
AUDIT COMMITTEE
PRIMARY RESPONSIBILITIES
Among other matters, the Audit Committee:
•
appoints our independent registered public accounting firm;

•
evaluates the independent auditor’s qualifications, performance and independence;

•
reviews and discusses with management, the independent auditor and the head of internal audit, the financial statements of the Company, including discussion of the Company’s disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” to be included in annual and quarterly filings with the SEC;

•
reviews and discusses with management and the independent auditor the Company’s financial results and other disclosures to be included in the Company’s earnings reports;

•
provides oversight of the internal audit function;

•
discusses with management and the independent auditor the quality and adequacy of the Company’s internal controls and their effectiveness and meets regularly and privately with the head of the internal audit function;

•
pre-approves the retention of the independent auditor for audit-related and permitted non-audit services;

•
reviews significant findings or unsatisfactory internal audit reports or audit problems or difficulties encountered by the independent auditor;

•
reviews and discusses with management the key guidelines and policies governing significant processes for risk assessment and risk management, major financial and significant business risk exposures and the steps taken to monitor and control such exposures, including review of the Company’s cyber security program and cyber risk assessment;

•
reviews major issues regarding accounting principles and financial statement presentations;

•
establishes policies regarding the Company’s employment and retention of current or former employees of the independent auditor;

•
establishes and approves significant changes to procedures for receipt, retention and treatment of complaints regarding accounting, internal controls and auditing matters received by the Company and establishes procedures for the confidential, anonymous submission of complaints;

•
reviews and approve fees and expenses charged by the independent auditors and any party retained to provide material internal audit services;

•
reviews and discusses with management the status of the Company’s disclosure controls and related certifications;

•
oversees the Company’s ethics and compliance program, including its Code of Conduct and ethics program, and reviews any proposed waivers of the Code of Conduct for directors and officers as appropriate;

•
prepares the Report of the Audit Committee for the Company’s Proxy Statement; and

•
reviews and assess the committee’s performance and reviews its charter on an annual basis.

COMPENSATION COMMITTEE
MEMBERS:
Phillip C. Widman, Chair
Eric M. Pillmore
Joel M. Rotroff
Neil D. Snyder
Meetings in 2024: 8
COMPENSATION COMMITTEE PRIMARY RESPONSIBILITIES
Among other matters, the Compensation Committee:
•
reviews the Company’s human capital / people strategy plans for achieving long-term performance and growth objectives;

•
approves, administers and oversees executive compensation and benefit programs including incentive plans and equity-based awards;

•
considers enterprise risk and other risk factors with respect to compensation design and objectives;

•
sets annual performance goals and objectives for the CEO, evaluates CEO performance and approves individual compensation actions for the

CEO, officers defined in Rule 16a-1(f) of the Exchange Act as determined by the Board (“Section 16 Officers”) and other executive direct reports of the CEO;
•
reviews the Company’s human capital and people strategy plans for achieving long-term performance and growth objectives;

•
oversees leadership development and succession planning for senior management positions other than the CEO;

•
reviews, adopts, and amends clawback or recoupment policies as appropriate or as required by law;

•
reviews and approves the Compensation Discussion and Analysis, and prepares the Compensation Committee Report, to be included in the Company’s annual proxy statement; and

•
reviews and assess the committee’s performance and reviews its charter on an annual basis.

Detail regarding the processes and procedures used to determine executive compensation is found under “Compensation Discussion and Analysis” below.
NOMINATING AND GOVERNANCE COMMITTEE
MEMBERS:
Melvin F. Parker, Chair
Lee E. Evangelakos
Neil D. Snyder
Stephen L. Waechter
Meetings in 2024: 6
NOMINATING AND GOVERNANCE COMMITTEE PRIMARY RESPONSIBILITIES
Among other matters, the Nominating and Governance Committee:
•
reviews and recommends to the full Board for its review and approval matters and agenda items relating to the Company’s annual meeting of shareholders;

•
reviews the Company’s business continuity and disaster recovery programs and plans;

•
determines desired Director experience, skills and attributes and conducts searches for prospective board members whose experiences, skills and attributes reflect those desired for the Board of Directors;

•
identifies, evaluates and propose nominees for election to the Board of Directors;

•
considers shareholder nominees for election to the Board;

•
evaluates and makes recommendations to the Board of Directors concerning the appointment of Directors to Board Committees, the selection of the Chairman of the Board and the selection of Board committee chairs;

•
reviews and pre-approves senior management requests for approval to accept membership on the boards of other companies;

•
reviews periodic reports from management on, and provides oversight of, sustainability matters, including environmental, safety and health matters;

•
oversees the development of a CEO succession plan for consideration by the Board;

•
reviews and assess the Company’s director and officer insurance and indemnification;

•
provides oversight of director education matters and the director orientation process;

•
reviews all board committee charters; and

•
reviews and assess the committee’s performance and reviews its charter on an annual basis.

REPORT OF THE AUDIT
COMMITTEE
The following Report of the Audit Committee does not constitute soliciting material and the Report should not be deemed filed or incorporated by reference into any other previous or future filings by the Company under the Securities Act of 1933 (the “Securities Act”) or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.
ROLE OF THE AUDIT COMMITTEE
The Audit Committee provides oversight on matters relating to the Company’s financial reporting process, seeks to ensure that the Company develops and maintains adequate financial controls and procedures, and monitors compliance with these processes.
The Audit Committee has oversight responsibility for confirming the scope and monitoring the progress and results of audits conducted by the Company’s internal auditors and the independent auditors. The Audit Committee discussed with the Company’s internal auditors and RSM the plans for their respective audits. The Audit Committee met with the internal auditors and RSM, with and without management present, and discussed their evaluation of the Company’s internal controls and the Company’s financial reporting.
The Company’s management has primary responsibility for the financial statements, including the Company’s system of disclosure and internal controls. The Audit Committee may investigate any matter brought to its attention. In that regard, the Audit Committee has full access to all books, records, facilities and personnel of the Company and the Audit Committee may retain outside counsel, auditors or other independent experts to assist the Committee in performing its responsibilities. Any individual may also bring matters to the Audit Committee confidentially or on an anonymous basis, by submitting the matter in a sealed envelope addressed to the “Audit Committee” and mailed to: Corporate Secretary, V2X, Inc., 1875 Campus Commons Drive, Suite 305, Reston, Virginia 20191. The Corporate Secretary will forward the sealed envelope to the Audit Committee. Junk mail, advertisements, resumes, spam and surveys will not be forwarded. Abusive, threatening or otherwise inappropriate materials will also not be forwarded.
AUDIT COMMITTEE CHARTER
The Board of Directors has adopted a written charter for the Audit Committee, which the Board of Directors and the Audit Committee review at least annually. The Audit Committee charter sets out the purpose, membership and organization, and key responsibilities of the Audit Committee.
COMPOSITION OF THE AUDIT COMMITTEE
The Audit Committee is composed of four members of the Company’s Board. The Board of Directors has determined that each Audit Committee member meets the independence standards set out in the requirements of the NYSE currently in effect, including the Audit Committee independence requirements of Rule 10A-3 of the Exchange Act. All members of the Audit Committee, in the business judgment of the full Board of Directors, are financially literate. The Board of Directors has determined that Stephen L. Waechter satisfies the requirements under SEC rules of an audit committee financial expert and has identified Stephen L. Waechter as the Company’s audit committee financial expert.
REGULAR REVIEW OF FINANCIAL STATEMENTS
The Audit Committee reviewed and discussed the Company’s audited financial statements with management. The Audit Committee, management, and RSM reviewed and discussed the Company’s unaudited financial statements before the release of each quarterly earnings report and filing of the
Company’s Form 10-Qs. The Audit Committee, management and RSM reviewed and discussed the Company’s audited financial statements before the release of the annual earnings report and filing of the Company’s Form 10-K.
COMMUNICATIONS WITH RSM
The Audit Committee has discussed with RSM the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The Audit Committee met privately with RSM four times during 2024.
INDEPENDENCE OF RSM
The Audit Committee oversees the services RSM provides to the Company. The Audit Committee has received the written disclosures and the letter from RSM required by applicable requirements of the PCAOB regarding RSM’s communications with the Audit Committee concerning independence and has discussed with RSM their independence from management and the Company, any disclosed relationships and the impact of those relationships on RSM’s independence.
RECOMMENDATION REGARDING ANNUAL REPORT ON FORM 10-K
In performing its oversight function with regard to the 2024 financial statements, the Audit Committee relied on financial statements and information prepared by the Company’s management. It also relied on information provided by the internal audit staff as well as RSM. The Audit Committee reviewed and discussed with management the Company’s audited financial statements as of and for the year ended December 31, 2024. Based on these discussions, and the information received and reviewed, the Audit Committee recommended to the Company’s Board of Directors and the Board of Directors has approved including the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.
The Audit Committee’s responsibility is to monitor and oversee the audit and financial reporting processes. However, the members of the Audit Committee are not practicing certified public accountants or professional auditors and rely, without independent verification, on the information provided to them and on the representations made by management, and the report issued by the independent registered public accounting firm.

This report is furnished by the members of the Audit Committee.
Stephen L. Waechter, Chair
Melvin F. Parker
Eric M. Pillmore
Phillip C. Widman
COMPENSATION COMMITTEE REPORT
The following Report of the Compensation Committee does not constitute soliciting material and the Report should not be deemed filed or incorporated by reference into any other previous or future filings by the Company under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporates this Report by reference therein.
The Compensation Committee approves, administers and oversees the Company’s executive compensation program including incentive plans and programs, equity-based awards and executive severance arrangements. The Compensation Committee oversees leadership development, and succession planning for senior management positions other than the CEO. The Compensation Committee’s primary objective is to establish a competitive executive compensation program designed to attract, retain and motivate executives and to link executive compensation to business performance and shareholder return, without excessive enterprise risk. The Compensation
Committee considers appropriate risk factors in structuring compensation to discourage unnecessary or excessive risk-taking behaviors and encourage long-term value creation.
RECOMMENDATION REGARDING COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Committee reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement with management. Based on this review and discussion, the Compensation Committee recommended to the Company’s Board of Directors that the “Compensation Discussion and Analysis” be included in the Company’s Annual Report on Form 10-K for 2024 and this Proxy Statement.
This report is furnished by the members of the Compensation Committee.
Phillip C. Widman, Chair
Eric M. Pillmore
Joel M. Rotroff
Neil D. Snyder
Copies of all Committee charters are available on the Company’s website at:
https://investors.gov2x.com/governance/governance-documents/. The Company will provide, free of charge, a copy of a Committee charter to any shareholder, upon request to the Corporate Secretary.

COMPENSATION DISCUSSION AND ANALYSIS
INTRODUCTION

The Compensation Committee is responsible for establishing our executive compensation philosophy and approving, administering, and overseeing our executive compensation program. The Compensation Committee reviews and approves the compensation to be paid to our CEO, our other named executive officers (together with the CEO, the “NEOs”), our other Section 16 Officers and executive direct reports of the CEO. At our 2024 annual meeting, our shareholders overwhelmingly approved our NEOs’ compensation, with approximately 99.5% of the votes cast in favor of the say-on-pay proposal.
EXECUTIVE SUMMARY
2024 NAMED EXECUTIVE OFFICERS
Our NEOs for 2024 were:
•
Jeremy C. Wensinger, President and Chief Executive Officer*

•
Charles L. Prow, Former President and Chief Executive Officer**

•
Shawn M. Mural, Senior Vice President (“SVP”) and Chief Financial Officer

•
Kenneth W. Shreves, Senior Vice President, Global Mission Support

•
Michael J. Smith, Corporate Vice President, Treasurer, Investor Relations and Corporate Development

•
Josephine F. Bjornson, Senior Vice President, Chief Human Resources Officer***

•
Kevin T. Boyle, Former Senior Vice President, Chief Legal Officer, General Counsel and Corporate Secretary***

*
Mr. Wensinger was appointed President and Chief Executive Officer and a Class III Director of our Board, each effective as of June 17, 2024.

**
Mr. Prow was separated as President and Chief Executive Officer of the Company and resigned from his position as a Class I Director of the Board, each effective as of June 16, 2024.

***
Mr. Boyle and Ms. Bjornson were separated from the Company as of August 27, 2024 and January 3, 2025, respectively.

2024 COMPANY HIGHLIGHTS
•
2024 revenue of $4.3 billion, representing 9.1% growth over 2023

•
2024 operating income of $159.2 million, representing 28% year-over-year growth

•
Backlog was $12.5 billion as of year ended December 31, 2024

•
Strong net cash provided by operating activities of $254.2 million

•
Cash generation enabled net debt reduction of $209.9 million

COMPENSATION PHILOSOPHY
The Compensation Committee has implemented a pay for performance philosophy that supports V2X’s business strategy within the principles of competitiveness and consistent alignment with long-term value creation. Our philosophy encourages individual and group behaviors that balance risk and reward while supporting sustained growth and earnings performance. A substantial portion of executive compensation is tied to the Company’s business, financial and share price performance and our compensation philosophy is informed by the practices of V2X’s industry and peers. We continuously seek to align our compensation program with best practices. The Compensation Committee oversees appropriate compensation policies to ensure that they attract, motivate and retain our executives in the industry in which we operate.

PAY FOR PERFORMANCE
We link a large portion of our NEOs’ compensation to performance. Our NEOs’ 2024 compensation was comprised of base salary, V2X Annual Incentive Plan (“AIP”) awards and long-term incentive awards, consisting of PSUs and RSUs. Fifty percent of our 2024 long-term incentive awards were in the form of PSUs and as discussed in more detail under “Long-Term Incentive Program — Performance Stock Unit Component” below, the PSUs align pay with performance by providing a long-term incentive linked to the Company’s total shareholder return (“TSR”) performance relative to specified peer group over a three-year performance period.
The 2024 AIP provided a cash payout if certain financial metrics, including total revenue, new business wins, adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”), and days sales outstanding, were met. The Compensation Committee approved 2024 AIP payouts reflecting an overall achievement between 0% and 200% of these targets. The 2024 AIP performance goals, targets, results and actual payouts are discussed under “Compensation Program Objectives — Primary Compensation Components” below.
KEY GOVERNANCE POLICIES AND PRACTICES RELATED TO COMPENSATION:
WE DO:
• Use an independent Compensation Consultant selected and hired by the Compensation Committee.
• Tie compensation to corporate short-term and long-term financial and operational performance.
• Mitigate compensation risk through oversight by the Compensation Committee of the design and objectives of our executive compensation programs.
• Utilize equity award agreements that require both consummation of a change in control transaction and termination of employment for accelerated vesting (“double trigger”).
• Conduct an annual say-on-pay vote.
• Have compensation clawback and recoupment policies that are also embedded in our equity incentive plan, our annual incentive plan and our award agreements.
• Have an anti-hedging and anti-pledging policy.
• Maintain meaningful stock ownership guidelines for V2X corporate officers and Directors.

•
Provide in our equity incentive plan for a minimum vesting period of one year for employee equity grants, and generally provide in our employee award agreements for vesting in equal annual installments over a three-year period for our RSU awards.

WE DO NOT:
• Reprice stock options.
• Guarantee minimum incentive payments.
• Provide excessive perquisites.
• Provide tax gross-ups for perquisites or in connection with payments made in the event of a change in control; however, tax assistance may be provided for costs associated with relocation.
• Provide for automatic base salary increases.
• Have fixed-term employment arrangements with our NEOs; all our NEOs are at-will employees.
• Provide a traditional defined benefit pension plan.

2024 COMPENSATION INFORMATION FOR NEOs
We strive to align total target compensation for our NEOs to the median of competitive ranges, assuming continued performance of the Company and the executives. The Compensation Committee supports this approach, based on the individual NEO’s experience in their roles, their strong performance and the business conditions impacting the Company. The Compensation Committee, along with the Compensation Consultant (discussed below), annually reviews current market compensation of our NEOs.
The Compensation Committee reviewed and assessed the performance of the NEOs for 2024 and will continue to review and assess their performance and authorize compensation actions it believes are appropriate and commensurate with relevant competitive data, the Company’s business environment and its compensation philosophy.
For 2024, the Compensation Committee approved base salary increases, effective March 9, 2024, for Messrs. Prow, Shreves, Smith, and Boyle, and Ms. Bjornson, as follows:
Name and Principal Position	2023 Base Salary ($)	Increase (%)	Increase ($)	2024 Base Salary ($)
Charles L. Prow President and Chief Executive Officer (Former)	950,000	5.3	50,000	1,000,000
Kenneth W. Shreves SVP, Global Mission Support	450,000	27.8	125,000	575,000
Michael J. Smith Corporate Vice President, Treasurer, Investor Relations, and Corporate Development	360,000	13.9	50,000	410,000
Josephine F. Bjornson SVP, Chief Human Resources Officer	400,000	6.3	25,000	425,000
Kevin T. Boyle SVP, Chief Legal Officer, General Counsel and Corporate Secretary (Former)	470,000	3.2	15,000	485,000
The Compensation Committee approved the base salary increases following a review of market competitive practices and survey data, as well as the individual’s relevant experience and contributions to the Company. Mr. Shreves’ base salary increase was the result of his promotion that included increasing his operational responsibilities and Mr. Smith’s base salary increase was based upon his individual performance evaluation. Mr. Mural did not receive an increase in base salary in 2024 as he started with the Company in October 2023.
The table below sets out the NEOs’ 2024 final annual base salary, target annual AIP award and target long-term incentive awards as determined by the Compensation Committee.

BASE SALARY AND TARGET INCENTIVE COMPENSATION
Name and Principal Position	2024 Base Salary ($)	Target 2024 Annual AIP Award (% of Base Salary)(1)	Target 2024 Long-Term Incentive Award ($)
Jeremy C. Wensinger(2) President and Chief Executive Officer	1,000,000	125%	5,209,400
Charles L. Prow(3) President and Chief Executive Officer (Former)	1,000,000	110%	3,900,000
Shawn M. Mural SVP and Chief Financial Officer	700,000	80%	1,340,000
Kenneth W. Shreves SVP, Global Mission Support	575,000	80%	864,000
Michael J. Smith Corporate Vice President, Treasurer, Investor Relations, and Corporate Development	410,000	65%	470,000
Josephine F. Bjornson(3) SVP, Chief Human Resources Officer	425,000	60%	468,000
Kevin T. Boyle(3) SVP, Chief Legal Officer, General Counsel and Corporate Secretary (Former)	485,000	60%	535,000

(1)
This column reflects the target AIP award as a percentage of base salary for each NEO for 2024. The approved AIP formula for 2024 was based on performance measures and goals that would pay 100% of target for 100% achievement of the approved goals. The final 2024 AIP payments are discussed in more detail under “2024 AIP Awards Paid in 2025” below.

(2)
For further information, please reference the description of Mr. Wensinger’s employment letter in the “Special Compensation Arrangements” section below.

(3)
Mr. Prow’s employment with the Company ended as of June 16, 2024. Mr. Boyle and Ms. Bjornson’s employment with the Company ended as of August 27, 2024 and January 3, 2025, respectively.

V2X COMPETITIVE COMPENSATION
In reviewing compensation for the NEOs for 2024, the Compensation Committee compared compensation provided by other publicly traded companies, which we refer to as our “Compensation Peer Group”. The Compensation Peer Group companies we selected are similar to V2X in terms of industry, business model, revenue and/or market capitalization. Within a reasonable range, the peer group contains some companies that are larger and some that are smaller than V2X in terms of market capitalization or revenue because they compete within the same market. In 2024, the Compensation Committee, along with the independent Compensation Consultant, reviewed this peer group and the Compensation Committee approved revisions it determined were appropriate based on changes to our business or the attributes of companies in the peer group.
Fiscal 2024 Compensation Peer Group
AAR Corp.	Hexcel Corporation	Moog, Inc.
Axon Enterprise, Inc.	Huntington Ingalls Industries, Inc.	Parsons Corporation
Booz Allen Hamilton	Jacobs Solutions, Inc.	SAIC, Inc.
BWX Technologies, Inc.	KBR, Inc.	Spirit AeroSystems, Inc.
CACI International Inc.	Leidos Holdings, Inc.	Triumph Group, Inc.
Curtiss-Wright Corporation	Leonardo DRS, Inc.	VSE Corporation

INDEPENDENT COMPENSATION CONSULTANT
In 2024, the Compensation Committee continued to retain Pay Governance as its independent Compensation Consultant to assist the Committee in fulfilling its responsibilities under its charter, the material terms of which are described under “Compensation Committee Primary Responsibilities” above. The Compensation Consultant provided objective expert analyses, assessments, research and recommendations for executive compensation programs, incentives, perquisites and compensation standards. In this capacity, the Compensation Consultant provided services that related solely to work performed for and at the direction of the Compensation Committee, including analysis of material prepared by V2X’s human resources, finance, and legal departments for the Compensation Committee’s review. The Compensation Consultant attended five of the eight meetings held by the Compensation Committee during 2024 and provided no other services to V2X during 2024 other than those for and at the direction of the Compensation Committee (or, in the case of Director compensation, for the Nominating and Governance Committee).
The Compensation Committee is directly responsible for the appointment, compensation, and oversight of the Compensation Consultant. The Compensation Committee has the sole authority to retain and terminate the services of its advisors and consultants, including Pay Governance.
In connection with the engagement of the Compensation Consultant, the Compensation Committee considered various factors bearing on the independence of the Compensation Consultant, including, but not limited to, the following:
•
Provision of other services to V2X by the Compensation Consultant;

•
Business or personal relationships of the Compensation Consultant with members of the Compensation Committee or with executive officers;

•
The Compensation Consultant’s policies and procedures to prevent conflicts of interest;

•
Ownership of V2X common stock by the Compensation Consultant’s engagement leader; and

•
The relative amount of fees received by the Compensation Consultant from V2X.

The Compensation Committee confirmed the Compensation Consultant’s independence from the Company and the Board of Directors in 2024.
During 2024, V2X’s human resources, finance and legal functions supported the work of the Compensation Committee, provided information, answered questions, and also responded to any requests from the Compensation Consultant.
OUR COMPENSATION CYCLE
The Compensation Committee reviews compensation in detail during the first quarter of each year. This review includes:
•
Annual performance reviews for the prior year;

•
Consideration of increases in base salary;

•
Determination of AIP awards earned for the prior year and establishment of target awards for the current year; and

•
Determination of long-term incentive target awards, including RSUs and PSUs for the current year.

The award date for long-term incentive awards is determined by the Compensation Committee and is typically in March, following the February meeting of the Compensation Committee.

COMPENSATION PROGRAM OBJECTIVES
COMPENSATION OBJECTIVES, PRINCIPLES AND APPROACHES
The V2X compensation program objectives, principles, and approaches for the NEOs reflect the Company’s business needs and strategy, as detailed below:
OBJECTIVE	GENERAL PRINCIPLE	APPROACH
Attract, incentivize and retain talented and experienced leaders.	Design an executive compensation program to attract, incentivize and retain high performing executives.
Target total direct compensation approximating the 50th percentile of competitive practice. Review current competitive market compensation to structure NEO compensation toward the competitive median of general industry companies, as adjusted for revenue size.

Align at-risk compensation with corporate performance.	Align the measures of performance in our compensation programs with measures key to the success of our business. If our business succeeds, our shareholders will benefit.	Provide incentive opportunities based on corporate performance to drive shareholder value.
Align at-risk compensation with levels of executive responsibility.	As executives advance in the Company, the proportion of at-risk pay relative to fixed pay increases.	Structure NEO compensation so that a substantial portion of compensation is at-risk for executives with greater levels of responsibility.
PRIMARY COMPENSATION COMPONENTS
The primary compensation components for the NEOs are depicted below.
BASE SALARY — Base salary comprises the fixed component of total compensation. Salary is a competitive component of pay that is aligned with the NEO’s position, experience, and criticality of the required competencies. It is not an at-risk element of compensation.
AIP AWARDS — The Compensation Committee is responsible for the administration of the AIP awards, which were based on the achievement of certain corporate financial and operational metrics. All AIP awards for 2024 were granted under the 2014 Omnibus Plan.
LONG-TERM INCENTIVE AWARDS — The Compensation Committee is responsible for the administration of long-term incentive awards, which are comprised of RSU and PSU awards.
AIP AWARDS
For 2024, the Compensation Committee focused on financial and operating performance in choosing the metrics below for the AIP awards, removing the individual performance metric and increasing the Adjusted EBITDA metric accordingly. The AIP awards were based on the achievement of the following corporate metrics.
•
TOTAL REVENUE:   Total revenue reflects successful recognition of contracted revenue, recompetes and emphasizes growth through new revenue streams.

•
NEW BUSINESS WINS:   Winning new business is a critical focus for our Company, and includes any new business contract award notification, recompetes, contract extensions and add-on work to existing contracts, each occurring during the calendar year.

•
ADJUSTED EBITDA:   Adjusted EBITDA is useful to management and investors in evaluating our operating performance and in evaluating our ongoing operations. This financial measure is defined as operating income, adjusted to exclude (a) depreciation and amortization of intangible assets, and (b) other items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration and related costs.

•
DAYS SALES OUTSTANDING (“DSO”):   DSO is an important operating efficiency metric that measures the number of days it takes to turn accounts receivable into cash. DSO is calculated using a five-point average of the DSO for the fourth quarter of the prior year and each of the four quarters of the performance year. This financial measure excludes the net impact of the sale of certain accounts receivables through the Company’s Master Accounts Receivable Purchase Agreement (“MARPA Facility”).

The pie chart below sets forth each of the 2024 AIP metrics and their respective performance percentage, and the table that follows illustrates minimum, target and maximum payments for each category of the performance metric:
	Total Revenue*			New Business Wins*			Adjusted EBITDA*			DSO
	Min	Tgt	Max	Min	Tgt	Max	Min	Tgt	Max	Min	Tgt	Max
Performance Percentage of Target	92%	100%	110%	40%	100%	180%	85%	100%	115%	94.3%	100%	110%
Payout Percentage of Target	50%	100%	200%	25%	100%	200%	25%	100%	200%	33.3%	100%	200%

(*)
For performance results between the minimum and maximum thresholds, the performance percentage achieved for that metric was calculated on a non-linear slope pre-approved by the Compensation Committee for the performance year. Actual payout percentages for each metric could range from zero to 200% of target.

2024 AIP AWARDS PAID IN 2025
The performance and payout percentages for each component of the AIP award were as follows:
Metric (all $ amounts in millions, except DSO)	Performance Target at 100.0% Payment and Weighting(1)		2024 Performance	Performance Percentage of Target	Payout Percentage of Target(1)	Weighted Attainment
Total Revenue	$4,340.0	10.0%	$4,322.2	99.6%	97.4%	9.7%
New Business Wins	$1,050.0	10.0%	$1,129.4	107.6%	109.5%	10.9%
Adjusted EBITDA	$314.0	60.0%	$310.2	98.8%	94.0%	56.4%
DSO	66.0	20.0%	70.9	93.1%	0.0%	0.0%

(1)
Attainment of all the 2024 AIP performance goals at target would result in a payout of 100% of target.

The following table provides the calculation of the 2024 AIP awards paid to the NEOs with respect to 2024 performance. Please note that the sum of components may differ from actual award amounts due to rounding.
Name	Base Salary (a)($)	Annual Incentive Target as a Percent of Base Salary (b)(1)	Total Revenue Percent Achieved	New Business Wins Percent Achieved	Adjusted EBITDA Percent Achieved	DSO Percent Achieved	Approved Total Performance Percent Payout (c)	Actual 2024 AIP Awards (a)x(b)x (c)($)
Jeremy C. Wensinger	500,000(2)	125	9.7	10.9	56.4	0.0	77.1	481,875
Charles L. Prow(3)	—	—	—	—	—	—	—	—
Shawn M. Mural	700,000	80	9.7	10.9	56.4	0.0	77.1	431,760
Kenneth W. Shreves	575,000	80	9.7	10.9	56.4	0.0	77.1	354,660
Michael J. Smith	410,000	65	9.7	10.9	56.4	0.0	77.1	205,472
Josephine F. Bjornson	425,000	60	9.7	10.9	56.4	0.0	77.1	196,605
Kevin T. Boyle	323,333(4)	60	9.7	10.9	56.4	0.0	77.1	149,574

(1)
This column reflects the target percent of base salary approved for each NEO for his or her 2024 AIP award.

(2)
Mr. Wensinger’s base salary reflects the number of full months (6) employed by V2X in 2024.

(3)
Mr. Prow did not receive a 2024 AIP award payment based on the Company's performance during 2024, but a component of his cash severance was based on his target award per the Prow Separation Agreement (as described below).

(4)
Mr. Boyle’s base salary reflects the number of full months (8) employed by V2X in 2024.

NON-GAAP FINANCIAL MEASURES AND KEY PERFORMANCE INDICATORS
We describe below our non-GAAP financial measures and key performance indicators used as our performance metrics for our 2024 AIP.
“New Business Wins” measures any new business contract award notification, recompetes, contract extensions and add-on work to existing contracts, each occurring during the calendar year.
“Adjusted EBITDA” is a non-GAAP measure and is defined as operating income, adjusted to exclude (a) depreciation and amortization of intangible assets and (b) other items that may include, but are not limited to, significant charges or credits, and unusual and infrequent non-operating items that impact current results but are not related to our ongoing operations, such as M&A, integration, and related costs.
“DSO” is defined as reported DSO, adjusted to exclude the impact of the sale of certain accounts receivables through the Company’s MARPA Facility.
LONG-TERM INCENTIVE PROGRAM
2024 LONG-TERM INCENTIVE AWARDS
Long-term incentive awards are intended to directly tie long-term compensation to long-term value creation and shareholder return. The 2024 long-term incentive program comprised of RSUs and PSUs for each NEO. The Compensation Committee set vesting terms for RSUs informed by the Compensation Consultant’s review and guidance regarding current competitive practice and its assessment of appropriate terms and conditions for V2X. In 2024, the Compensation Committee also awarded PSU awards based on attainment of TSR performance measures relative to the Compensation Peer Group. The Compensation Committee weighted these 2024 long-term incentive awards as follows:
In 2024, the Compensation Committee additionally granted Mr. Wensinger a PSU award that vests on December 31, 2025 based on the achievement of a per share average stock price target prior to or on December 31, 2025 and TSR performance measures over a three-year period (from January 1, 2023 to December 31, 2025), as described in more detail below, to induce Mr. Wensinger to accept the Company’s offer of employment as President and CEO (the “Employment Inducement PSU Award”).
The 2024 long-term incentive awards, comprising of RSUs and PSUs, for all NEO’s, excluding Mr. Wensinger, were granted on March 8, 2024. Mr. Wensinger’s 2024 long-term incentive awards were sign-on awards granted on June 25, 2024, after he joined the Company on June 17, 2024. The closing price of our common stock as of each grant date was used to determine the number of RSUs granted. The number of units granted on March 8, 2024 was determined using a share price of $44.92, the closing price of V2X common stock on the grant date. The number of units granted to Mr. Wensinger on June 25, 2024 was determined using a share price of $47.97, the closing price of V2X common stock on the grant date.
The following table sets forth the value of long-term incentive award amounts for the NEOs granted during 2024, as determined by the Compensation Committee:
	RSU Awards		PSU Awards
Name	$ Value	# of Units	$ Value	# of Units
Jeremy C. Wensinger(1)	2,125,023	44,299	3,084,423	64,299
Charles L. Prow	1,950,022	43,411	1,950,022	43,411
Shawn M. Mural	669,982	14,915	669,982	14,915
Kenneth W. Shreves	431,996	9,617	431,996	9,617
Michael J. Smith	235,021	5,232	235,021	5,232
Josephine F. Bjornson	233,988	5,209	233,988	5,209
Kevin T. Boyle	267,499	5,955	267,499	5,955

(1)
As described below, Mr. Wensinger received 44,299 sign-on RSUs, 44,299 sign-on PSUs that vest based on a relative TSR performance, similar to the other NEOs, as well as the 20,000 share Employment Inducement PSU Award.

RESTRICTED STOCK UNIT COMPONENT
The Compensation Committee reviewed all proposed grants of RSUs to NEOs prior to their award, including awards based on performance, retention-based awards and awards contemplated for new employees as part of employment offers (as applicable). Grants of RSUs provide executives with stock ownership of unrestricted shares after the restrictions lapse. NEOs were granted RSU awards because, in the judgment of the Compensation Committee and based on management’s recommendations, these individuals were in positions most likely to assist in the achievement of the Company’s long-term value creation goals and to create increased shareholder value over time. RSUs granted in 2024 vest in one-third annual installments on the first, second and third anniversaries of the grant date.

PERFORMANCE STOCK UNIT COMPONENT
To provide a balanced view of long-term performance, the PSU awards granted in 2024 to the NEOs (other than the Employment Inducement PSU Award) were performance-based equity awards that vest at the end of a three-year period based on the Company’s TSR performance relative to the Compensation Peer Group, assuming employee’s continued service through vest date as follows (with vesting determined by linear interpolation for performance between the designated percentiles):
Company’s Relative TSR Performance	PSU Award Vesting Factor
less than the 35th percentile	0%
at the 35th percentile	50%
at the 50th percentile	100%
at or above the 80th percentile	200%
The table below sets forth the PSU awards (other than the Employment Inducement PSU Award) made to the NEOs in 2024.
Name	PSU Target Award ($)	PSU Target Award (# of Units)
Jeremy C. Wensinger	2,125,023	44,299
Charles L. Prow	1,950,022	43,411
Shawn M. Mural	669,982	14,915
Kenneth W. Shreves	431,996	9,617
Michael J. Smith	235,021	5,232
Josephine F. Bjornson	233,988	5,209
Kevin T. Boyle	267,499	5,955
The vesting factor for the PSU award is calculated for four performance periods (each of the 2024, 2025, and 2026 calendar years, as well as the three-year period beginning on January 1, 2024 and ending on December 31, 2026). The number of PSU award units that vest, if any, is equal to the product of (i) the average vesting factor as set forth in the applicable table above over the performance periods (i.e. the sum of the vesting factors for each performance period divided by four) and (ii) the number of target PSU award units.
Employment Inducement PSU Award:   The Compensation Committee also approved the Employment Inducement PSU Award for Mr. Wensinger as set forth in the table below that vests on December 31, 2025 based on stock price achievement and relative TSR performance.
Name	Employment Inducement PSU Target Award ($)	Employment Inducement PSU Target Award (# of Units)
Jeremy C. Wensinger	959,400	20,000
The number of Employment Inducement PSU Award units that become eligible to vest on December 31, 2025 will be determined based on the achievement of the per share average price target (i.e., the average closing price of a share of the Company’s common stock over any thirty-day trading period prior to (and including) December 31, 2025) pursuant to the table set forth below.
Company Per Share Average*	Employment Inducement PSU Award Vesting Factor
less than $60	0%
$60	30%
$75	60%
$90 or Greater	80%

*
No interpolation between stock prices.

The Employment Inducement PSU Award will only vest in full if (i) the per share average price target (as described above) is at least $90 and (ii) the Company’s average TSR performance relative to the Aerospace and Defense companies in the S&P 1500 Index with revenue less than $10 billion (determined by adding the Company’s applicable TSR percentile (the “TSR Ranking”) for each performance period and dividing the sum by four) is above the 50th percentile. The performance periods for purposes of the TSR Ranking calculation are each of the 2023, 2024 and 2025 calendar years and the three-year period beginning on January 1, 2023 and ending on December 31, 2025. The per share average price target is the average closing price of a share of our common stock during any thirty-trading day period prior to (and including) December 31, 2025.
No retirement vesting conditions apply to the Employment Inducement PSU Award, as employment through December 31, 2025 is generally required to be eligible to receive any performance-vested shares. If Mr. Wensinger’s employment terminates due to death or disability prior to their vesting on December 31, 2025, the TSR Ranking will be determined based on the number of full and partial performance periods completed or commenced as of the date of such death or disability.
RELATIVE TSR AWARDS GRANTED IN 2022
Upon the Merger with Vertex in July 2022, the original three-year performance period for then-outstanding 2022 TSR awards held by Messrs. Prow, Shreves, Smith and Boyle who were executive officers of the predecessor company Vectrus, were separated into two components in accordance with the pre-existing change in control provisions in the TSR agreements, which were triggered by the Merger. The first component was determined based on actual performance relative to Vectrus’ peers from January 1, 2022 through the Merger and the second component from the Merger through December 31, 2024 was deemed to be attained at target. The payment for the 2022 TSR awards was made in January 2025 at an overall attainment level of 83.12% of target. Vesting of these awards was not accelerated in connection with the Merger.
The payment for the 2022 TSR awards was made in cash to our NEOs in January 2025 at an overall attainment level of 83.12% of target award as follows:
Name	2022 Target Award ($)	Payout at 83.12% ($)
Jeremy C. Wensinger(1)	—	—
Charles L. Prow(2)	1,250,000	1,039,000
Shawn M. Mural(1)	—	—
Kenneth W. Shreves	162,500	135,070
Michael J. Smith	112,500	93,510
Josephine F. Bjornson(1)	—	—
Kevin T. Boyle(2)	200,000	166,241

(1)
Messrs. Wensinger and Mural, and Ms. Bjornson joined the Company after 2022, and did not receive a 2022 TSR award.

(2)
Mr. Prow received payment in December 2024 per the Prow Separation Agreement (as described below) and Mr. Boyle received payment in January 2025 per the Boyle Separation Agreement (as described below).

POST-EMPLOYMENT COMPENSATION
The V2X 401(k) employer match contribution is 100% up to 4% of employee-elected deferrals based upon annual base compensation for 2024. All contributions are 100% vested after 3 years (25% after year 1, 50% after year 2 and 100% after year 3).
V2X also maintains a non-qualified, unfunded V2X, Inc. Excess Savings Plan to provide key employees an opportunity to earn benefits in excess of the benefits that may be earned under the V2X 401(k) Plan. This plan is discussed in more detail under “Non-Qualified Deferred Compensation For 2024” below.
SEVERANCE PLAN
ARRANGEMENTS
The plans discussed are described in more detail under “Payments Upon Termination or Change in Control” below. The severance plans apply to key V2X employees as defined by Section 409A of the Internal Revenue Code (the “Code”). The V2X severance plan arrangements are not considered in determining other elements of compensation. All the NEOs were covered under the Company’s Senior Executive Severance Pay Plan and the Special Senior Executive Severance Pay Plan (which do not provide overlapping payments and benefits in the event of a qualifying termination).
SENIOR EXECUTIVE SEVERANCE PAY PLAN
The purpose of this plan is to provide a period of transition for senior executives if the Company terminates the senior executive’s employment without cause. Certain senior executives who are U.S. citizens or who are employed in the United States are covered by this plan.
Pursuant to the plan, severance payments are not required in instances where:
•
the executive terminates his or her own employment;

•
the executive’s employment is terminated for cause; or

•
if the executive accepts employment or refuses comparable employment with a purchaser in a divestiture situation.

All of the NEOs are covered under this plan.
SPECIAL SENIOR EXECUTIVE SEVERANCE PAY PLAN
This plan provides compensation in the case of a qualifying termination of employment in connection with an Acceleration Event (described in the “Severance and Change in Control” section below). The plan is structured to encourage executives to act in the best interests of shareholders by providing for certain compensation and retention benefits and payments, including change in control provisions, in the case of an Acceleration Event.
The purposes of these provisions are to:
•
provide for continuing cohesive operations as executives evaluate a transaction, which, without change in control protection, could be personally adverse to the executive;

•
keep executives focused on preserving value for shareholders;

•
retain key talent in the face of potential transactions; and

•
attract talented employees in the competitive marketplace.

As discussed above, this plan provides severance benefits for covered executives, including any NEO, whose employment was terminated by the Company without cause, or where the covered executive terminated his or her employment for good reason within two years after the occurrence of an Acceleration Event as described below (generally excluding a termination due to death or disability) or if the covered executive’s employment was terminated under certain circumstances in contemplation of an Acceleration Event that ultimately occurred.
The plan is designed to put the executive in the same position for a period of time from a compensation and benefits standpoint, as he or she would have been in without a termination related to the Acceleration Event. With respect to AIP awards, since the executive would no longer have the ability to influence the corporate objectives upon which the awards were based, the plan provides that any AIP awards be paid to the executive at target.
CHANGE IN CONTROL
ARRANGEMENTS
As described more fully under “Payments Upon Termination or Change in Control” below, the Compensation Committee has provided for treatment of short-term and long-term incentive plans, severance arrangements and the excess savings plan upon a change in control.

EMPLOYEE BENEFITS
V2X executives are eligible to participate in V2X’s broad-based employee benefits programs, including medical, dental, vision coverage, and other specified benefit plans according to the plan documents. As of 2024, Section 16 Officers are also provided access to executive health benefits which include executive physicals.
PERQUISITES FOR NEOs
V2X provides only those perquisites that it considers to be reasonable and consistent with competitive practice. The Compensation Committee continues to review benefits and perquisites to assure they are reasonable and consistent with competitive practice.
OTHER CONSIDERATIONS AND POLICIES
SHARE OWNERSHIP GUIDELINES
The Board of Directors has established share ownership guidelines for our current Section 16 Officers and for our Compensated Directors. Directors elected as Vertex Holdco designees do not receive director compensation and are not subject to these guidelines. The share ownership guidelines are designed to link our Section 16 Officers’ and Compensated Directors’ financial interests with those of our shareholders.
The share ownership guidelines require share ownership levels at five times the annual cash retainer amount for the Compensated Directors. The guidelines also provide for share ownership levels based on a multiple of annual base salary for our Section 16 Officers depending on their position, as follows:
Chief Executive Officer	5 X Annual Base Salary
Chief Financial Officer	3 X Annual Base Salary
Other C-Suite Executives	2 X Annual Base Salary
Select Senior Vice Presidents	1 X Annual Base Salary
Shares of common stock owned outright and unvested restricted stock units (“RSUs”) count toward satisfying the ownership guidelines. Shares underlying unvested performance-based stock units (“PSUs”) and vested or unvested stock options do not count toward satisfying the ownership guidelines.
Compensated Directors have the later of five years from their election as a Director, or any increase in their annual retainer amount, to meet the required ownership threshold of the guidelines. Section 16 Officers have the later of five years from the date they became subject to the guidelines, or from the date of their promotion within the salary level covered by the guidelines, to meet the required ownership requirements of the guidelines.
Compensated Directors and Section 16 Officers are not permitted to sell Company stock that results in them falling out of compliance with the share ownership guidelines. The Compensation Committee reviews the share ownership guidelines to align the guidelines with current market trends and the status of the ownership compliance on an annual basis. As of March 12, 2025, all of our Compensated Directors and our named executive officers were in compliance with our share ownership guidelines or would be in compliance taking into account the applicable five-year transition period.
COMPENSATION CLAWBACK POLICIES
The Board of Directors has adopted a recoupment policy that enables the Board to seek recoupment of performance-based compensation, including annual cash incentive/bonus awards and all forms of equity-based compensation, from an employee that has engaged in gross negligence, intentional misconduct, fraud, theft, or embezzlement.
The Board has also adopted a clawback policy in accordance with the Section 10D-1 of the Exchange Act and listing standards applicable to the Company, that enables the Board to seek a clawback of erroneously paid performance-based incentive compensation in the event of a material accounting restatement of the Company’s financial results, irrespective of fraud or misconduct, pursuant to the policy. The clawback policy applies to any Section 16 Officer, including our NEOs, which shall be deemed to include any individuals identified by the Company as executive officers pursuant to Item 401(b) of Regulation S-K. Both current and former executive officers are subject to the clawback policy. During fiscal year 2024, there were no events that triggered a right to a clawback or recoupment from any of our executive officers.
EQUITY GRANT PRACTICES —  CONSIDERATION OF MATERIAL NON-PUBLIC INFORMATION
V2X equity-based awards granted to NEOs, senior and other executives, and equity-based awards granted to Directors, are awarded and priced on the same date as the approval date or a subsequent date approved by the Compensation Committee for administrative reasons. V2X may also make equity-based grants in the case of the promotion, or an expanded role, of an existing employee or hiring of a new employee. These grants may be made at a time V2X is in possession of material non-public information related to the promotion or the hiring of a new employee or other matters, although we did not make equity-based grants in the form of stock options, stock appreciation rights or similar instruments with option-like features in 2024. The Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards in 2024, and the Company does not time the disclosure of material nonpublic information for purpose of affecting the value of executive compensation.
CONSIDERATION OF TAX AND ACCOUNTING IMPACTS
Section 162(m) — Section 162(m) of the Code generally imposes a limit of $1,000,000 on the amount of compensation that V2X can deduct in any one year with respect to its “covered employees,” which includes the NEOs. While the Compensation Committee may take any limit on deductions into account in making its compensation determinations, the Compensation Committee may determine to award compensation that is not deductible, if deemed to be in the best interests of V2X.
Section 409A — Section 409A of the Code imposes an additional tax on service providers with respect to compensatory payments that are considered to be deferred compensation unless the arrangement meets certain requirements set forth in Section 409A of the Code and the related guidance thereunder. V2X plans are intended to comply with, or be exempt from, Section 409A of the Code, to the extent applicable.
Excise Taxes — V2X provides “best-net” provisions with respect to any “golden parachute” excise tax triggered by a change-in-control. Under these provisions, if payments triggered by a change-in-control would be subject to an excise tax, then either the payments would be reduced by the amount needed to avoid triggering the tax, or no reduction of payments would occur, depending on which alternative left the executive in the better after-tax position.
POLICIES AGAINST INSIDER TRADING AND HEDGING, PLEDGING, AND SPECULATION IN COMPANY STOCK
V2X has an insider trading policy that prohibits employees (including the NEOs) and Directors from engaging in transactions involving V2X stock while in possession of material nonpublic information. This policy also applies to certain family members and related parties. Directors and covered officers must receive specific written approval from the V2X SVP, General Counsel or Corporate Secretary, prior to engaging in any transaction, including entering into a Rule 10b5-1 Plan, involving V2X securities. We believe our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations, and listing standards applicable to the Company. A copy of the Company’s insider trading policy was filed as Exhibit 19.1 to our Annual Report on Form 10-K for the year ended December 31, 2024.
In addition, V2X has a policy that prohibits senior officers (including the NEOs) and Directors from directly or indirectly engaging in any kind of speculation involving V2X stock or any hedging transaction that could reduce or limit economic risk with respect to their holdings, ownership or interest in securities of V2X, including stock options, restricted stock, RSUs or other equity-based compensation. Prohibited transactions include the purchase of financial instruments, including short sales, forward contracts, equity swaps, collars, puts, calls or other derivative securities that are speculative in nature or designed to hedge or offset a decrease in market value of any V2X equity security. Director and senior officers are further prohibited under this policy from using any V2X equity security as a pledge of collateral for any transaction or purchasing any V2X security on margin or selling V2X shares short.
BUSINESS RISK AND COMPENSATION
Compensation for our executives is structured so that unnecessary or excessive risk-taking behavior is discouraged. Total compensation for senior officers is heavily weighted toward long-term compensation consistent with the V2X compensation philosophy, which is focused on long-term value creation. This focus on long-term compensation discourages behaviors that encourage short-term risks. The CEO and the Chief Financial Officer attend those portions of the Compensation Committee meetings at which plan features and design configurations of annual and long-term incentive plans are considered and approved.
Overall enterprise risk is reviewed and considered at the Committee and Board meetings, providing additional important information to the Compensation Committee. This risk assessment is generally conducted during the course of review of our compensation programs. In 2024, the Compensation Committee directed the Compensation Consultant to conduct an in-depth risk profile review of the Company’s executive compensation programs, including benchmarking our executive compensation against our peer group, and the Compensation Consultant concluded that V2X’s overall risk profile is “low” in all categories based on their knowledge of generally accepted principles of how executive pay programs are related to business risk. V2X management also concluded that our compensation programs are designed with an appropriate balance of risk and reward in relation to our overall business strategy and do not encourage excessive risk-taking behavior. As a result, we do not believe that risks relating to our compensation programs are reasonably likely to have a material adverse effect on the Company. The Compensation Committee reviewed the summary on the assessment of such compensation programs and approved these conclusions.
The Compensation Committee considered risk implications of our compensation programs during its deliberations on the design of our 2024 executive compensation programs, with the goal of appropriately balancing short-term and long-term performance.

The following table summarizes V2X compensation components or policies and relevant risk mitigation measures for 2024 with respect to our NEOs:
RISK ASSESSMENT ACROSS THE ENTERPRISE
V2X COMPENSATION COMPONENT OR POLICY	RISK MITIGATION MEASURES
Base Salary	Based on market rates. Provides stability and minimizes risk-taking incentives.
AIP	• AIP design emphasizes overall performance and collaboration across the enterprise.
• AIP components focus on metrics that encourage short-term operating performance and that differ from those used for long-term incentive awards.
• Individual AIP components and total AIP awards are capped.
• Payments are made only after internal audit’s review and Compensation Committee review and approval of the performance, adjustments, achievement, and payments.
Long-Term Incentive Awards — RSUs — PSUs	• RSUs vest annually in one-third increments over a three-year period.

•
PSUs (other than the Employment Inducement PSU Award) are performance-based equity awards that vest at the end of a three-year period based on the attainment of relative TSR performance, as described above, so as to provide a balanced view of long-term performance and to encourage behaviors focused on long-term shareholder return, while discouraging behaviors focused on the short-term.

Perquisites	Perquisites are based on competitive market data. See “Employee Benefits — Perquisites for NEOs” above.
Severance	Severance plans are maintained by the Company in the event of termination without cause or in certain circumstances following a change in control of the Company.
Compensation Clawback and Recoupment Policies
Provides mechanism for the Board to seek recoupment of performance-based compensation, including annual cash incentive/bonus awards and all forms of equity-based compensation, from an employee that has engaged in gross negligence, intentional misconduct, fraud, theft or embezzlement, and to seek clawback, from Section 16 officers, of erroneously paid performance-based incentive compensation in the event of a material accounting restatement of the Company’s financial results, irrespective of fraud or misconduct, pursuant to the policy.

Officer Share Ownership Guidelines
V2X executive officers are required to own V2X shares or share equivalents up to 5X base salary, depending on the level of the officer. Share ownership guidelines are designed to align executive and shareholder interests and discourage executives from focusing on short-term results without regard to longer-term consequences.

Prohibition Against Pledging or Hedging or Speculation in V2X Securities
V2X policy prohibits Directors and senior officers (including the NEOs) from pledging or hedging or speculative trading in and out of V2X securities, including short sales, forward contracts, equity swaps, collars, puts, calls or other derivative securities that are speculative in nature or designed to hedge or offset a decrease in market value of any V2X security (does not restrict exercises of Company-granted stock options).

2014 Omnibus Plan
Under the 2014 Omnibus Plan and award agreements, a double trigger change in control vesting provision is included, which requires both consummation of the transaction and a qualifying termination for accelerated vesting of outstanding long-term incentive grants.

Pension Plans	V2X does not provide a traditional defined benefit pension plan.

COMPENSATION TABLES
SUMMARY COMPENSATION TABLE
The following table summarizes the compensation of our NEOs for 2022, 2023 and 2024.
Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Non-equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Jeremy C. Wensinger President and Chief Executive Officer	2024	500,001	4,861,874	481,875	18,813	5,862,563
	2023	—	—	—	—	—
	2022	—	—	—	—	—
Charles L. Prow(4) Former President and Chief Executive Officer	2024	488,456	4,005,533	—	6,921,274	11,415,263
	2023	926,919	5,285,471	1,303,115	40,120	7,555,625
	2022	831,310	2,500,013	1,251,965	36,391	4,619,679
Shawn M. Mural SVP and Chief Financial Officer	2024	700,000	1,376,207	431,760	58,852	2,566,819
	2023	149,759	1,397,217	174,580	1,433	1,722,989
	2022	—	—	—	—	—
Kenneth W. Shreves SVP, Global Mission Support	2024	546,154	887,361	489,730	24,311	1,947,556
	2023	438,458	790,173	382,985	19,171	1,630,787
	2022	—	—	—	—	—
Michael J. Smith Corporate Vice President, Corporate Development, Investor Relations and Treasury	2024	398,461	482,756	298,982	14,080	1,194,280
	2023	—	—	—	—	—
	2022	—	—	—	—	—
Josephine F. Bjornson(5) SVP, Chief Human Resources Officer	2024	416,799	480,634	196,605	7,133	1,101,171
	2023	—	—	—	—	—
	2022	—	—	—	—	—
Kevin T. Boyle(6) Former SVP, Chief Legal Officer, General Counsel and Corporate Secretary	2024	334,409	549,468	149,574	836,841	1,870,292
	2023	—	—	—	—	—
	2022	—	—	—	—	—

(1)
Amounts in this column include the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for target PSUs and RSUs. The assumptions used in calculating these amounts are incorporated herein by reference to Note 16 to the consolidated financial statements in the V2X Form 10-K for the year ended December 31, 2024. For the maximum value of PSU awards, see the “Grants of Plan-Based Awards in 2024” table below.

(2)
Amounts in this column reflect the AIP awards, as applicable, that were earned for the applicable performance year.

(3)
Amounts in this column for 2024 represent items specified in the All Other Compensation table below.

(4)
Mr. Prow’s employment with the Company ended as of June 16, 2024.

(5)
Ms. Bjornson’s employment with the Company ended as of January 3, 2025.

(6)
Mr. Boyle’s employment with the Company ended as of August 27, 2024.

ALL OTHER COMPENSATION TABLE
Name	Year	Perquisites ($)	Severance(2) ($)	Excess Savings Plan Contributions(3) ($)	401(k) Matching Contributions(4) ($)	Other(5) ($)	Total All Other Compensation ($)
Jeremy C. Wensinger	2024	—	—	6,200	8,851	3,762	18,813
Charles L. Prow	2024	—	6,893,697	5,738	14,216	7,624	6,921,274
Shawn M. Mural	2024	33,166(1)	—	14,200	9,692	1,794	58,852
Kenneth W. Shreves	2024	—	—	8,046	12,327	3,938	24,311
Michael J. Smith	2024	—	—	2,138	11,523	419	14,080
Josephine F. Bjornson	2024	—	—	2,872	3,595	666	7,133
Kevin T. Boyle	2024	—	821,839	—	13,376	1,626	836,841

(1)
Mr. Mural received relocation assistance as part of his offer to join the Company in October 2023, which was paid in 2024.

(2)
Mr. Prow's employment with the Company ended as of June 16, 2024, and Mr. Boyle’s employment with the Company ended as of August 27, 2024. For additional information, see “Payments Upon Termination or Change in Control” below for a description of the amounts paid to each in connection with the termination of employment pursuant to their respective separation agreements. With respect to Mr. Prow’s equity awards that settled on January 2, 2025, the value include above is based on the closing price of V2X on January 2, 2025 at $48.14.

(3)
Contributions to the V2X, Inc. Excess Savings Plan are unfunded, and earnings are credited according to the investments elected by the participants.

(4)
Amounts represent company matching contributions during 2024 in the Vectrus 401(k) Plan.

(5)
Amounts represent taxable group term life insurance premiums paid for each NEO.

GRANTS OF PLAN-BASED AWARDS IN 2024
The following table summarizes awards made to our NEOs during the year ended December 31, 2024 under the 2014 Omnibus Plan. The table includes the grant date fair value for equity-based awards computed under FASB ASC Topic 718, the estimated future payouts under non-equity incentive plan awards (which consist of potential payouts for 2024 under the AIP), and estimated future payouts under the long-term incentive awards, which consist of potential payouts related to the PSU awards granted in 2024 for the 2024–2026 performance period and the Employment Inducement PSU Award. The table also provides the number of shares underlying all other stock awards, which consist of PSU awards, RSU awards and the Employment Inducement PSU Award. No stock options were awarded in 2024.
Name	Award Type	Approval Date	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)(3)	Grant Date Fair Value of Stock Awards ($)(4)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Jeremy C. Wensinger(5)	Cash			625,000	1,250,000	2,500,000
	PSU	5/9/2024	6/25/2024				22,150	44,299	88,598		2,265,451
	Employment Inducement PSU Award(5)	5/9/2024	6/25/2024				6,667	20,000	20,000		471,400
	RSU(5)	5/9/2024	6/25/2024							44,299	2,125,023
Charles L. Prow	Cash			550,000	1,100,000	2,200,000
	PSU	2/28/2024	3/8/2024				21,706	43,411	86,822		2,055,511
	RSU	2/28/2024	3/8/2024							43,411	1,950,022
Shawn M. Mural	Cash			280,000	560,000	1,120,000
	PSU	2/28/2024	3/8/2024				7,458	14,915	29,830		706,225
	RSU	2/28/2024	3/8/2024							14,915	669,982
Kenneth W. Shreves	Cash			230,000	460,000	920,000
	PSU	2/28/2024	3/8/2024				4,809	9,617	19,234		455,365
	RSU	2/28/2024	3/8/2024							9,617	431,966
Michael J. Smith	Cash			133,250	266,500	533,000
	PSU	2/28/2024	3/8/2024				2,616	5,232	10,464		247,735
	RSU	2/28/2024	3/8/2024							5,232	235,021
Josephine F. Bjornson	Cash			127,500	255,000	510,000
	PSU	2/28/2024	3/8/2024				2,605	5,209	10,418		246,646
	RSU	2/28/2024	3/8/2024							5,209	233,988
Kevin T. Boyle	Cash			145,500	291,000	582,000
	PSU	2/28/2024	3/8/2024				2,978	5,955	11,910		281,969
	RSU	2/28/2024	3/8/2024							5,955	267,499

(1)
Amounts reflect the threshold, target, and maximum payment levels for commensurate performance under the AIP described under “Compensation Discussion and Analysis — Compensation Program Objectives” above if certain performance metrics are met. These potential payments are based on achievement of specific performance metrics and are completely at risk. The target award is computed based upon the applicable range of net estimated payments denominated in dollars where the target award is equal to 100% of the award potential, the threshold is equal to 50% of target and the maximum is equal to 200% of target. The approved AIP formula for 2024 was based on performance measures and totals that would pay 100% of target for 100% achievement of the approved goals. Actual AIP awards for 2024 are shown in the Summary Compensation Table.

(2)
Amounts reflect the threshold, target, and maximum payment levels, respectively, which are denominated in shares, if an award payout is achieved under the PSU awards, including the Employment Inducement PSU Award to Mr. Wensinger. The PSU awards (other than the Employment Inducement PSU Award) are subject to a three-year performance period from January 1, 2024 to December 31, 2026 and as described above, the Employment Inducement PSU Award has a per share average stock price target that must be achieved prior to or on December 31, 2025 and a three-year performance period (from January 1, 2023 to December 31, 2025), for the TSR target. The potential payments are based on achievement of specific approved performance as further described under “Compensation Discussion and Analysis — Long-Term Incentive Program — Performance Stock Unit Component” above. These PSU awards are completely at-risk compensation and payments, if any, are made in shares after the end of the performance period. The target amount shown is the grant date fair value.
(3)
Amounts reflect the number of RSUs granted in 2024 to the NEOs. RSUs granted to NEOs on March 8, 2024 vest in one-third annual installments on the first, second and third anniversaries of the grant date. The number of shares underlying the RSU awards granted on March 8, 2024 were determined based on $44.92, the closing price of V2X common stock on March 8, 2024. RSUs granted to Mr. Wensinger on June 25, 2024, vest in one-third annual installments on the first, second and third anniversaries of the grant date. The number of shares underlying the RSU awards granted on June 25, 2024 were determined based on $47.97, the closing price of V2X common stock on June 25, 2024. During the restriction period, holders of RSUs do not have voting rights.

(4)
Amounts in this column represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for equity awards granted to the NEOs in 2024.

(5)
Mr. Wensinger was granted a sign-on RSU award of 44,299 shares, as well as a sign-on PSU award of 44,299 shares, and the Employment Inducement PSU Award of 20,000 shares, each as described under the "Compensation Discussion and Analysis — Long-Term Incentive Program — Performance Stock Unit Component" above.

SPECIAL COMPENSATION
ARRANGEMENTS
JEREMY C. WENSINGER EMPLOYMENT LETTER AND OTHER MATTERS
On May 5, 2024, V2X and Jeremy C. Wensinger entered into an employment letter (the “Wensinger Employment Letter”) setting forth the terms and conditions of his employment as President and CEO of the Company, effective June 17, 2024. The material terms of the Wensinger Employment Letter are set forth below.
1.
Compensation and Benefits.

a.
Annual Base Salary. Mr. Wensinger’s initial annual base salary was $1,000,000.

b.
2024 Target Annual Incentive. Mr. Wensinger is eligible to participate in the Company’s AIP with a target award of 125% of his annual base salary.

c.
Long-Term Incentives. Mr. Wensinger is eligible for annual long-term incentive awards with an aggregate long-term incentive target for 2024 of $4,250,000 under the Company’s long-term incentive program, subject to approval by the Compensation Committee. Accordingly, on June 25, 2024, Mr. Wensinger was granted a sign-on RSU award of 44,299 shares, a sign-on PSU award of 44,299 shares. Additionally, under the Wensinger Employment Letter, Mr. Wensinger received the Employment Inducement PSU Award of 20,000 shares.

d.
Replacement Compensation. In order to compensate Mr. Wensinger for a forfeited bonus from a prior employer, the Company agreed to provide him with an additional cash award of $400,000 which will be paid at the same time as the 2024 AIP payment in 2025, subject to his continued employment through the payment date.

e.
Other Benefit Programs. Mr. Wensinger is eligible to participate in the Company’s compensation and benefit plans, policies and arrangements that are applicable to other executives, including the Company’s Senior Executive Severance Pay Plan and Special Senior Executive Severance Pay Plan. Mr. Wensinger is an at-will employee.

f.
Other Benefit Programs. Mr. Wensinger is eligible to receive reimbursement for reasonable attorney’s fees, up to $25,000 to defray the cost of negotiation and documentation of his employment offer.
CHARLES L. PROW EMPLOYMENT LETTER AND OTHER MATTERS
On November 30, 2016, V2X and Charles L. Prow entered into an employment letter (the “Prow Employment Letter”) setting forth the terms and conditions of his employment as President and CEO of the Company, effective December 6, 2016. The material terms of the Prow Employment Letter are set forth below.
1.
Compensation and Benefits.

a.
Annual Base Salary. Mr. Prow’s initial annual base salary was $600,000 (as of June 16, 2024 his base salary was $1,000,000).

b.
2017 Target Annual Incentive. Mr. Prow was eligible to participate in the Company’s AIP with a target award of 100% of his annual base salary (as of June 16, 2024 it was 110%).

c.
Long-Term Incentives. Mr. Prow was eligible for annual long-term incentive awards with an aggregate long-term incentive target for 2017 of $900,000 under the Company’s long-term incentive program, subject to approval by the Compensation Committee (as of June 16, 2024 his target was $3,900,000).

d.
Other Benefit Programs. Mr. Prow was eligible to participate in the Company’s compensation and benefit plans, policies and arrangements that are applicable to other executives, including the Company’s Senior Executive Severance Pay Plan and Special Senior Executive Severance Pay Plan. Mr. Prow is an at-will employee.

As described in more detail under “Potential Post-Employment Compensation” below, the Company entered into a Separation Agreement and Release of Claims with Mr. Prow effective June 16, 2024, (the “Prow Separation Agreement”).
SHAWN M. MURAL EMPLOYMENT LETTER AND OTHER MATTERS
On October 2, 2023, V2X and Shawn M. Mural entered into an employment letter (the “Mural Employment Letter”) setting forth the terms and conditions of his employment as SVP and Chief Financial Officer of the Company, effective October 2, 2023. The material terms of the Mural Employment Letter are set forth below.

1.
Compensation and Benefits.

a.
Annual Base Salary. Mr. Mural’s initial annual base salary was $700,000 (base salary currently remains at $700,000)

b.
2023 Target Annual Incentive. Mr. Mural is eligible to participate in the Company’s AIP with a target award of 80% of his annual base salary (target currently remains at 80%).

c.
Long-Term Incentives. Mr. Mural is eligible for annual long-term incentive awards with an aggregate long-term incentive target for 2024 of $1,340,000 under the Company’s long-term incentive program, subject to approval by the Compensation Committee.

d.
Long-Term Sign-on Awards. To induce Mr. Mural to join the Company and to replace the value of equity awards that he would forfeit upon his departure from his prior employment, the Compensation Committee approved Mr. Mural’s one-time sign-on RSU award. Mr. Mural received an RSU award of $250,00.

e.
Other Benefit Programs. Mr. Mural is eligible to participate in the Company’s compensation and benefit plans, policies and arrangements that are applicable to other executives, including the Company’s Senior Executive Severance Pay Plan and Special Senior Executive Severance Pay Plan. Mr. Mural is an at-will employee.

f.
Relocation Benefit. Mr. Mural is eligible to receive reimbursement for moving expenses, taxable according to IRS guidelines. The reimbursement will not include closing costs or other real estate related fees. In 2024, the Company reimbursed $33,166 for Mr. Mural’s relocation.

KENNETH W. SHREVES EMPLOYMENT LETTER AND OTHER MATTERS
On October 1, 2017, V2X and Mr. Shreves entered into an employment letter (the “Shreves Employment Letter”) setting forth the terms and conditions of his employment as Vice President, Business Development for Facilities of the Company, effective October 23, 2017 and was appointed Senior Vice President, Global Mission Support in January 2024. The material terms of the Shreves Employment Letter are set forth below.
1.
Compensation and Benefits.

a.
Annual Base Salary. Mr. Shreves’ initial base salary was $250,016 (it is currently $575,000).

b.
2017 Target Annual Incentive. Mr. Shreves is eligible to participate in the Company’s AIP with a target award of 40% of his annual base salary (it is currently 80%).

c.
Long-Term Incentives. Mr. Shreves is eligible to participate in the Company’s long-term incentive program, subject to approval of his awards by the Compensation Committee. For 2017, he was recommended for a total target award of $145,000 (target is currently $864,000).

d.
Benefit Programs. Mr. Shreves is eligible to participate in the Company’s benefit plans that are applicable to other employees, including the Company’s Senior Executive Severance Pay Plan and Special Senior Executive Severance Pay Plan. Mr. Shreves is an at-will employee.

MICHAEL J. SMITH EMPLOYMENT LETTER AND OTHER MATTERS
On November 11, 2014, V2X and Mr. Smith entered into an employment letter (the “Smith Employment Letter”) setting forth the terms and conditions of his employment as Director of Investor Relations of the Company, effective November 19, 2014. Mr. Smith was appointed Vice President of Corporate Development, Investor Relations and Treasury on October 15, 2020. On July 24, 2021, Mr. Smith’s title was updated to Corporate Vice President, Treasurer, Investor Relations, and Corporate Development. The material terms of the Smith Employment Letter are set forth below.
1.
Compensation and Benefits.

a.
Annual Base Salary. Mr. Smith’s initial base salary was $200,000 (it is currently $410,000).

b.
2015 Target Annual Incentive. Mr. Smith was eligible to participate in the Company’s AIP with a target award of 28% of his annual base salary (it is currently 65%).

c.
Long-Term Incentives. Mr. Smith is eligible to participate in the Company’s long-term incentive program, subject to approval of his awards by the Compensation Committee. For 2015, he was recommended for a total target award of $45,000 to $50,000 (target is currently $470,000).

d.
Benefit Programs. Mr. Smith is eligible to

participate in the Company’s benefit plans that are applicable to other employees, including the Company’s Senior Executive Severance Pay Plan and Special Senior Executive Severance Pay Plan. Mr. Smith is an at-will employee.
JOSEPHINE F. BJORNSON EMPLOYMENT LETTER AND OTHER MATTERS
On May 8, 2023, V2X and Ms. Bjornson entered into an employment letter (the “Bjornson Employment Letter”) setting forth the terms and conditions of her employment as Senior Vice President Chief Human Resources Officer effective June 1, 2023. The material terms of the Bjornson Employment Letter are set forth below.
1.
Compensation and Benefits.

a.
Annual Base Salary. Ms. Bjornson’s initial base salary was $400,000 (as of January 3, 2025, time of Ms. Bjornson’s resignation, her base salary was $425,000).

b.
2023 Target Annual Incentive. Ms. Bjornson was eligible to participate in the Company’s AIP with a target award of 60% of her annual base salary (as of January 3, 2025 her target was 60%)

c.
Long-Term Incentives. Ms. Bjornson was eligible to participate in the Company’s long-term incentive program, subject to approval of her awards by the Compensation Committee. For 2023, she was recommended for a total target award of $400,000 and 2023–2025 PSU Group 2 Award (as defined below) grant of 6,840 shares (as of January 3, 2025, her target was $468,000).

d.
Benefit Programs. Ms. Bjornson was eligible to participate in the Company’s benefit plans that are applicable to other employees, including the Company’s Senior Executive Severance Pay Plan and Special Senior Executive Severance Pay Plan. Ms. Bjornson was an at-will employee.

KEVIN T. BOYLE EMPLOYMENT LETTER AND OTHER MATTERS
On October 3, 2018, V2X and Mr. Boyle entered into an employment letter (the “Boyle Employment Letter”) setting forth the terms and conditions of his employment as Senior Vice President, Chief Legal Officer and General Counsel of the Company effective October 15, 2018. Mr. Boyle became the Company’s corporate secretary in June 2022. The material terms of the Boyle Employment Letter are set forth below.
1.
Compensation and Benefits.

a.
Annual Base Salary. Mr. Boyle’s initial base salary was $365,019 (as of August 27, 2024, time of Mr. Boyle’s resignation, his base salary was $485,000).

b.
2019 Target Annual Incentive. Mr. Boyle was eligible to participate in the Company’s AIP with a target of 55% of his annual base salary (as of August 27, 2024 his target was 60%)

c.
Long-Term Incentives. Mr. Boyle is eligible to participate in the Company’s long-term incentive program, subject to approval of her awards by the Compensation Committee. For 2018, he was recommended for a target award of $250,000 (as of August 27, 2024, his target was $535,000)

d.
Benefit Programs. Mr. Boyle is eligible to participate in the Company’s benefit plans that are applicable to other employees, including the Company’s Senior Executive Severance Pay Plan and Special Senior Executive Severance Pay Plan. Mr. Boyle was an at-will employee.

As described in more detail under “Potential Post-Employment Compensation” below, the Company entered into a Separation Agreement and Release of Claims with Mr. Boyle effective August 27, 2024, (the “Boyle Separation Agreement”).

OUTSTANDING EQUITY AWARDS AT 2024 FISCAL YEAR END
The following table sets forth summary information regarding the outstanding equity awards held by our NEOs on December 31, 2024.
		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Jeremy C. Wensinger	6/25/2024	—	—	—	—	44,299	2,118,821	—	—
	6/25/2024	—	—	—	—	—	—	44,299(2)	2,118,821
	6/25/2024	—	—	—	—	—	—	20,000(4)	956,600
Charles L. Prow(5)	3/3/2017	21,898	—	21.98	3/3/2027	—	—	—	—
	3/10/2023	—	—	—	—	29,618	1,416,629	—	—
	3/10/2023	—	—	—	—	—	—	44,428(3)	2,124,991
	3/10/2023	—	—	—	—	—	—	—	—
	3/8/2024	—	—	—	—	—	—	6,660(2)	318,548
Shawn M. Mural	10/9/2023	—	—	—	—	3,043	145,547	—	—
	10/9/2023	—	—	—	—	4,565	218,344	—	—
	10/9/2023	—	—	—	—	—	—	6,848(3)	327,540
	10/9/2023	—	—	—	—	—	—	6,840(4)	327,157
	3/8/2024	—	—	—	—	14,915	713,384
	3/8/2024	—	—	—	—	—	—	14,915(2)	713,384
Kenneth W. Shreves	3/10/2022	—	—	—	—	1,501	71,793	—
	3/10/2023	—	—	—	—	4,654	222,600	—	—
	3/10/2023	—	—	—	—	—	—	6,981(3)	333,901
	3/10/2023	—	—	—	—	—	—	6,670(4)	319,026
	3/8/2024	—	—	—	—	9,617	459,981	—	—
	3/8/2024	—	—	—	—	—	—	9,617(2)	459,981
Michael J. Smith	3/10/2022	—	—	—	—	1.039	49,695	—	—
	3/10/2023	—	—	—	—	2,750	131,533	—	—
	3/10/2023	—	—	—	—	—	—	4,125(3)	197,299
	3/10/2023	—	—	—	—	—	—	3,645(4)	174,340
	3/8/2024	—	—	—	—	5,232	250,247	—	—
	3/8/2024	—	—	—	—	—	—	5,232(2)	250,247
Josephine F. Bjornson(6)	6/8/2023	—	—	—	—	2,890	138,229	—	—
	6/8/2023	—	—	—	—	—	—	4,335(3)	207,343
	6/8/2023	—	—	—	—	—	—	6,840(4)	327,157
	3/8/2024	—	—	—	—	5,209	249,146	—	—
	3/8/2024	—	—	—	—	—	—	5,209(2)	249,146
Kevin T. Boyle(6)	3/10/2022	—	—	—	—	923	44,147	—	—
	3/10/2023	—	—	—	—	881	42,138	—
	3/10/2023	—	—	—	—	—	—	3,500(3)	167,405
	3/8/2024	—	—	—	—	827	39,555	—	—
	3/8/2024	—	—	—	—	—	—	1,299(2)	62,131

(1)
Reflects the Company’s closing stock price of $47.83 per share on December 31, 2024.

(2)
The PSU awards granted in 2024 have a three-year performance period from the start of the 2024 fiscal year and will vest based on achievement of specific approved performance as further described under “Compensation Discussion and Analysis  —  Long-Term Incentive Program  —  Performance Stock Unit Component” above.
(3)
The “2023–2025 PSU Group 1 Awards” are PSUs that were granted in 2023 that vest based on achievement of specific approved performance measures as further described under “Effect of a Change In Control and Termination of Employment on Annual Incentive Awards, Equity awards, The Excess Savings Plan and The Non-Qualified Deferred Compensation Plan — PSUs” below.

(4)
The Employment Inducement PSU Award as further described under “Compensation Discussion and Analysis-Long-Term Incentive Program-Performance Stock Unit Component” above and the “2023–2025 PSU Group 2 Awards” as further described under “Effect of a Change In Control and Termination of Employment on Annual Incentive Awards, Equity awards, The Excess Savings Plan and The Non-Qualified Deferred Compensation Plan — PSUs” below, each vest based on achievement of specific approved performance measures.

(5)
Mr. Prow’s RSU award dated March 10, 2022 was vested as of his termination date (June 16, 2024) and was settled on January 2, 2025. RSU awards dated March 10, 2023 will be eligible to vest per the original vesting scheduled provided at time of grant. Mr. Prow’s 2023–2025 PSU Group 1 Awards dated March 10, 2023 and March 8, 2024 will vest as of the end of the performance period in accordance with the terms of the applicable PSU award agreement. The RSU award granted on March 8, 2024 and 2023–2025 PSU Group 2 Award granted on March 10, 2023 were forfeited at the time of termination.

(6)
Mr. Boyle and Ms. Bjornson’s equity awards will be eligible to vest per the original vesting schedule provided at the time of grant.

RESTRICTED STOCK UNIT VESTING SCHEDULE
The following table sets forth the vesting schedule for RSUs that were outstanding on December 31, 2024. Except as otherwise noted, RSUs vest in one-third annual installments on the first, second and third anniversaries of the grant date.
		Vesting Schedule (#)
Name	Grant Date	2025	2026	2027
Jeremy C. Wensinger	6/25/2024	14,766	14,766	14,767
Charles L. Prow(1)	3/10/2023	14,809	14,809	—
Shawn M. Mural	10/9/2023	1,522	1,521	—
	10/9/2023	2,283	2,282
	3/8/2024	4,972	4,972	4,971
Kenneth W. Shreves	3/10/2022	1,501	—	—
	3/10/2023	2,327	2,327	—
	3/8/2024	3,206	3,206	3,205
Michael J. Smith	3/10/2022	1,039	—	—
	3/10/2023	1,375	1,375	—
	3/8/2024	1,744	1,744	1,744
Josephine F. Bjornson	6/8/2023	1,445	1,445	—
	3/8/2024	1,737	1,736	1,736
Kevin T. Boyle	3/10/2022	923	—	—
	3/10/2023	881	—	—
	3/8/2024	827	—	—

(1)
Mr. Prow’s RSUs granted on 3/20/2022 were settled on January 2, 2025, per the Prow Separation Agreement. These shares were considered vested at the time of termination.

OPTION EXERCISES AND STOCK VESTED
The following table summarizes the vesting of RSUs for each of our NEOs in 2024. No V2X options were exercised by NEOs in 2024.
	Stock Awards
Name	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(1)
Jeremy C. Wensinger(2)	—	—
Charles L. Prow(3)	32,360	1,404,534
Shawn M. Mural(4)	3,805	230,262
Kenneth W. Shreves(3)	4,543	197,904
Michael J. Smith(3)	2,986	129,502
Josephine F. Bjornson(5)	1,445	67,157
Kevin T. Boyle(3)	4,892	212,210

(1)
The aggregate value realized on the date of vesting of the RSUs is based on the average of high and low prices of V2X common stock on the date of vesting, multiplied by the number of shares acquired upon vesting.

(2)
Mr. Wensinger realized no value from the vesting of his RSUs and PSUs as he joined the Company as of June 17, 2024.

(3)
The value realized for Messrs. Prow, Shreves, Smith and Boyle based on $38.81 per share on the vesting date of March 4, 2024, and $44.45 per share on the vesting date of March 10, 2024.

(4)
The value realized for Mr. Mural based on $60.52 per share on the vesting date of October 9, 2024.

(5)
The value realized for Ms. Bjornson based on $46.48 per share on the vesting date of June 7, 2024.

PENSION BENEFITS
V2X has not adopted a traditional defined benefit pension plan and does not provide traditional defined benefit pension benefits to the NEOs.
NON-QUALIFIED DEFERRED
COMPENSATION FOR 2024
EXCESS SAVINGS PLAN
The Code limits the amount of compensation that may be considered for a qualified retirement such as our 401(k) Plan and the V2X, Inc. Excess Savings Plan provides our key employees with an opportunity to earn retirement savings benefits based on compensation in excess of that Code limit. In 2024, the amount of compensation that can be used to determine employee and employer contributions to the 401(k) Plan was limited to $345,000. The benefit that is provided to an employee under an excess benefit plan generally amounts to the difference between what the employee would have received under the employer’s qualified retirement plan without applying the Code compensation limitation described above and what the employee receives under the qualified retirement plan.
The V2X, Inc. Excess Savings Plan is a non-qualified unfunded savings plan. All balances under this plan are maintained on the books of V2X. V2X contributes to the participant’s excess savings plan account at the rate of 4% of eligible base compensation in excess of the Code limit on contributions to the 401(k) Plan. Employees may direct the investment of their plan accounts for purposes of determining the notional earnings that are credited to their account. Benefits will be paid to the employee in lump sum payment seven months following the last day worked. Distributions will also be made upon a change in control as defined in the plan.
NON-QUALIFIED DEFERRED COMPENSATION PLAN
The V2X, Inc. Non-Qualified Deferred Compensation Plan allows certain eligible employees to defer and invest a portion of their compensation for retirement and other life events.
Each year, employees may defer up to 70% of their salary and up to 70% of their incentive plan compensation. Employee deferrals and associated earnings are 100% vested at all times. Employees may direct the investment of their plan accounts for purposes of determining the notional earnings that are credited to their account. Employees may designate an in-service distribution date for their compensation deferrals. In addition, employees may designate either a lump sum payment or annual installments on their compensation deferrals following their retirement from the Company.
In the event the employee separates from service prior to an in-service distribution date and does not qualify for retirement, their account balance will be distributed as a lump sum payment six months following the last day worked to the extent required by the Code.
Distributions may also be made upon change in control or unforeseeable emergency, as defined in the plan to the extent elected by the employee.

Non-Qualified Deferred Compensation
The following table shows the activity within the Non-Qualified Deferred Compensation Plan for the NEOs for 2024.
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FYE ($)(3)
Jeremy C. Wensinger	—	—	—	—	—
Charles L. Prow	26,062	—	31,389	—	276,439
Shawn M. Mural	—	—	—	—	—
Kenneth W. Shreves	—	—	—	—	—
Michael J. Smith	—	—	—	—	—
Josephine F. Bjornson	—	—	—	—	—
Kevin T. Boyle	20,219	—	13,707	—	86,887

(1)
The amounts in this column are also included in the Summary Compensation Table in the Salary column.

(2)
V2X does not offer a Company match to the Non-Qualified Deferred Compensation Plan.

(3)
The following aggregate balance from the table was reported in previous summary compensation table for Mr. Prow ($197,212).

Non-Qualified Excess Savings Plan Compensation
The following table shows the activity within the non-qualified Excess Savings Plan for the NEOs for 2024.
Name	Executive Contributions in Last FY ($)(1)	Registrant Contributions in Last FY ($)(2)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions in Last FY ($)	Aggregate Balance at Last FYE ($)(3)
Jeremy C. Wensinger	—	6,200	(123)	—	6,077
Charles L. Prow	—	5,738	2,017	—	46,494
Shawn M. Mural	—	14,200	78	—	14,278
Kenneth W. Shreves	—	8,046	124	—	16,400
Michael J. Smith	—	2,138	(15)	—	3,030
Josephine F. Bjornson	—	2,872	(46)	—	2,826
Kevin T. Boyle	—	—	275	—	11,526

(1)
Employees do not contribute to the Excess Savings Plan.

(2)
The amounts in this column are also included in the Summary Compensation Table under the All Other Compensation Table as Excess Savings Plan Contributions.

(3)
The following amounts of the aggregate balance from the table were reported in previous summary compensation tables: Mr. Prow $39,569 and Mr. Shreves $4,338. Mr. Smith and Mr. Boyle did not have previous aggregate numbers to report.

PAYMENTS UPON
TERMINATION OR CHANGE IN CONTROL
In this section, we discuss the compensation payable (including accelerated vesting of equity awards) in the event of a change in control and employment termination under several different circumstances, including voluntary termination, termination for cause, death, disability, termination without cause and termination in connection with a change in control. The term used for change in control under the 2014 Omnibus Plan is “Acceleration Event” as further described below.
The amounts shown in the Potential Post-Employment Compensation table are estimates, assuming the triggering event occurred on December 31, 2024, as required by SEC rules. Values attributed to accelerated vesting of equity-based awards are based on V2X’s closing stock price on December 31, 2024, which was $47.83.
PAYMENTS AND BENEFITS PROVIDED GENERALLY TO SALARIED EMPLOYEES
The amounts shown in the table below do not include payments and benefits to the extent these payments and benefits are provided on a non-discriminatory basis to salaried employees generally upon termination of employment. These include:
•
Accrued salary and paid time off; and

•
Amounts currently vested under the V2X, Inc. Excess Savings Plan.

No perquisites are provided to the NEOs upon a change in control or in any of the post-employment circumstances shown in the table below.

SEVERANCE AND CHANGE IN
CONTROL
SENIOR EXECUTIVE SEVERANCE PAY PLAN
The purpose of this plan is to provide a period of transition for covered executives, including the NEOs. Generally, covered executives who are U.S. citizens or who are employed in the United States are covered by this plan. The plan generally provides for severance payments if V2X terminates a senior executive’s employment without cause, subject to the senior executive’s execution and non-revocation of a release of claims. The amount of severance pay under this plan depends on the executive’s base salary (and, in the case of Mr. Wensinger, the sum of his base salary and target incentive opportunity) and years of service. The severance benefit begins at 12 months of pay for less than four years of service and increases up to 18 months of pay for service of nine years or more. Mr. Wensinger’s offer letter provides that he will participate in the plan at a level of 18 months. The executives are also eligible to continue receiving subsidized health and welfare benefits during the severance payment period. V2X considers these severance pay provisions appropriate given the job responsibilities and competitive market in which senior executives function.
The executive must execute and deliver a release of claims to receive the severance payments. V2X’s obligation to continue severance payments stops if the executive does not comply with the V2X Code of Conduct or applicable V2X corporate policies. V2X considers this cessation provision to be critical to V2X’s emphasis on ethical behavior. V2X’s obligation to continue severance payments also ends if the executive engages in any activity inimical to the best interests of V2X, fails to comply with any Company policy regarding the disclosure of confidential information, trade secrets or proprietary business information, or regarding the assignments of right, or ownership of, intellectual or any agreement with the Company addressing such issues, disparages V2X, induces employees to leave V2X without our consent or does not comply with non-competition provisions of this plan. These provisions protect the integrity of our business and are consistent with typical business arrangements.
If a covered executive receives or is entitled to receive other severance or similar compensation under another V2X plan or agreement or under applicable law, the amount of that other compensation will reduce amounts otherwise payable under this plan, to the extent such offsetting would not violate Code Section 409A. The severance is paid in equal installments over the applicable severance period.
The exceptions to severance payments include:
•
the executive terminates his or her own employment;

•
the executive’s employment is terminated for cause, death or disability; or

•
the executive accepts employment or refuses comparable employment with a purchaser in a divestiture situation.

Assuming a termination by V2X without cause on December 31, 2024, Mr. Mural and Ms. Bjornson would have been entitled to 12 months of severance, and Mr. Shreves would have been entitled to 16 months of severance. Messrs. Wensinger and Smith would have been entitled to 18 months of severance.
SPECIAL SENIOR EXECUTIVE SEVERANCE PAY PLAN
The purpose of this plan is to provide compensation in the case of termination of employment in connection with an Acceleration Event (as described below). The plan is structured to encourage executives to act in the best interests of shareholders without regard to the potential impact a change in control transaction might have with respect to his or her employment by providing severance protections for terminations that arise in connection with a change in control transaction.
The purposes of these provisions are to:
•
provide for continuing cohesive operations as executives evaluate a transaction, which, without change in control protection, could be personally adverse to the executive;

•
keep executives focused on shareholder value;

•
retain key talent in the face of potential transactions; and

•
attract talented employees in the competitive marketplace.

As discussed above, this plan provides severance benefits for covered executives, including the NEOs, if their employment is terminated (i) by the Company without cause when a “Potential Acceleration Event” as defined in the plan is in effect or within two years after a change in control transaction or prior to a change in control transaction if the termination occurs after public announcement of the change in control transaction, or (ii) where the covered executive terminates his or her employment for good reason (including a termination due to death or disability if at the time of such termination the executive could have resigned for good reason) within two years after a change in control transaction, subject to the executive’s execution and non-revocation of a release of claims.
This plan provides four tiers of benefits for covered executives, based on their position within the Company and the criticality of their role in a change in control transaction. In the event of a covered termination under this plan on December 31, 2024, the executive would have been entitled to:
•
any accrued but unpaid base salary and paid time off, any earned but unpaid incentive award (AIP payment) relating to the preceding year, unreimbursed expenses and any amounts to which the executive is entitled under applicable employee benefit plans;

•
two and a half (2.5), two (2.0), one and a half (1.5) and one (1) times the executive’s annual base salary and target annual incentive opportunity at the time of the termination, paid in a lump sum; and

•
for a number of years or partial years equal to the applicable severance multiple, Company paid continuation of health insurance benefits under COBRA provided that such continuation will not extend beyond the maximum period permitted under COBRA.

If payments triggered by a change in control transaction would constitute excess parachute payments for purposes of Code Section 280G, then either: (1) payments would be reduced by the amount needed to avoid triggering Code Section 280G, or (2) no reduction of payments would occur, depending on which alternative leaves the executive in a better after-tax position.
As of December 31, 2024, Mr. Wensinger is covered at the Tier 1 level of benefits of 2.5 times, Messrs. Mural and Shreves, and Ms. Bjornson are covered at the Tier 2 level of benefits of 2.0 times and Mr. Smith is covered at the Tier 3 level of benefits of 1.5 times.
SEPARATION AGREEMENTS
CHUCK L. PROW
V2X and Mr. Prow entered into the Prow Separation Agreement, dated June 7, 2024, in connection with his separation pursuant to which Mr. Prow received the following benefits in accordance with applicable Special Senior Executive Severance Pay Plan (as described above) given that his separation occurred within two years of the Merger and in consideration for his execution of a release of claims in favor of the Company and agreeing to a non-solicit and non-compete:
•
Two and half times annual base salary and target cash bonus, amounting to $5,250,000,

•
Settlement of his 2022–2024 cash TSR awards of $1,039,000 paid in January 2025,

•
Paid time off payment in the amount of $25,596,

•
Continued benefit coverage for 18 months post-employment,

•
Continued vesting of the 44,428 2023–2025 PSU Group 1 Awards granted on March 10, 2023 and 43,411 2023–2025 PSU Group 1 Awards granted March 8, 2024 through the end of their 3-year performance period, and

•
Continued vesting of the 11,545 RSU granted on March 10, 2022, which will be fully vested on January 2, 2025, and the 29,618 RSUs granted on March 10, 2023 will continue to vest per the original vesting schedule as detailed in the award agreements.

KEVIN T. BOYLE
V2X and Mr. Boyle entered into the Boyle Separation Agreement, dated October 18, 2024, in connection with his separation, pursuant to which Mr. Boyle received the following benefits in accordance with applicable Senior Executive Severance Pay Plan as described above and in consideration for his execution of a release of claims in favor of the Company and agreeing to a non-solicit and non-compete:
•
Fourteen (14) months of his current annual base salary in the amount of $565,833,

•
Settlement of his 2022–2024 cash TSR award of $166,241 paid January 17, 2025,

•
Paid time off payment in the amount of $64,356,

•
Continued benefit coverage for eighteen (18) months post-employment, with fourteen (14) months of shared monthly premium expense,

•
In accordance with the terms of the award agreements, 4,799 PSUs that were granted on March 10, 2023 and March 8, 2024, (a prorated portion of the PSUs granted) became eligible to vest as of the termination date in accordance with the terms of the award agreements following the applicable performance periods.

•
Continued vesting per the original vesting schedule as detailed in the award agreements of 2,631 prorated RSUs granted March 10, 2022, March 10, 2023, and March 8, 2024.

EFFECT OF A CHANGE IN CONTROL AND TERMINATION OF EMPLOYMENT ON ANNUAL INCENTIVE AWARDS, EQUITY AWARDS, THE EXCESS SAVINGS PLAN AND THE NON-QUALIFIED DEFERRED COMPENSATION PLAN
Annual Incentive Awards.   For 2024, our AIP did not contain a change in control trigger, and therefore, no annual incentive award amount is reflected in the table below. The NEO’s AIP awards for 2024, including the target opportunities and the actual amounts earned, are discussed under “Compensation Discussion and Analysis” above.
Long-Term Incentive Awards.   No outstanding long-term incentive awards accelerate solely upon a change in control transaction; however, vesting is accelerated in the event of certain termination of employment scenarios. Following is a description of how the awards are treated upon different termination events.
RSUs.   The RSUs for NEOs become fully vested upon the NEO’s death or disability. For RSUs granted prior to 2023, upon termination due to retirement (termination at or after age 60 with at least 5 years of service, other than termination by the Company for cause or due to death or disability) or termination by the Company without cause, a prorated portion of the RSUs will continue to vest on the applicable vesting dates based on the number of full months of employment during the vesting period, and any remaining unvested portion will be forfeited unless, in the case of a termination due to retirement, the RSU holder agrees to comply with the non-competition and non-solicitation covenants contained in the RSU agreement, in which case the RSUs will vest without proration on each subsequent vesting date as if employment had continued.
For RSUs granted in 2023 and 2024, upon termination by the Company without cause, a prorated portion of the RSUs will continue to vest as described in the preceding sentence, and if termination is due to retirement (as defined in the preceding sentence) following the first anniversary of the grant date, the RSUs will continue to vest on the applicable vesting dates during the vesting period as if employment had continued, provided that the RSU holder complies with the non-competition and non-solicitation covenants contained in the RSU agreement. If the RSU holder is not retirement eligible upon voluntary resignation, the unvested portions of the RSUs will be forfeited. If employment is terminated by the Company without cause or by the RSU holder for good reason within 24 months following a change in control transaction, the RSUs become fully vested. Mr. Shreves was retirement eligible (age 60 with 5 years of service) for purposes of his RSU awards (other than the RSUs granted in 2024) on December 31, 2024.
PSUs.   We currently have the following PSUs outstanding:
•
2024 PSU awards (as described above);

•
Employment Inducement PSU Award;

•
2023–2025 PSU Group 1 Awards are PSUs that were granted in 2023 and have a three-year performance period from the start of the 2023 fiscal year and 50% of the 2023-2025 PSU Group 1 Awards vest based on the Company’s TSR performance relative to the Aerospace and Defense companies in the S&P 1500 Index and the remaining 50% of the 2023-2025 PSU Group 1 Awards vest based on the Company’s TSR performance relative to the Aerospace and Defense companies in the S&P 1500 Index with revenue of less than $10 billion; and

•
2023–2025 PSU Group 2 Awards are PSUs that were granted in 2023 and have a three-year performance period from the start of the 2023 fiscal year and (i) vest if the Company's per share average price target over any 30 day trading period is at least $60 (30% at $60, 60% at $75 and 80% if $90 or above), and (ii) vest in full only if the per share average price target is at least $90 and the Company’s average TSR performance over each of the performance periods relative to the Aerospace and Defense companies in the S&P 1500 Index with revenue less than $10 billion is above the 50th percentile. The performance periods for purposes of the TSR Ranking calculation are each of the 2023, 2024 and 2025 calendar years and the three-year period beginning on January 1, 2023 and ending on December 31, 2025.

Following are descriptions of how the various PSU awards are treated upon different termination events.
2024 PSUs (Excluding the Employment Inducement PSU Award) and 2023–2025 PSU Group 1 Awards.   Upon termination due to death or disability, the PSU awards granted in 2024 (other than the Employment Inducement PSU Award) and the 2023–2025 PSU Group 1 Awards a prorated amount of such awards vest based on the actual performance through the date of the termination and the remaining portion of the award shall be determined by reference to the target award. Upon termination due to retirement (termination, following the first anniversary of the grant date, at or after age 60 with at least 5 years of service) the 2024 PSU awards (excluding the Employment

Inducement PSU Award) and the 2023–2025 PSU Group 1 Awards will remain eligible to vest based on the actual performance over the performance period (or as determined upon a change in control event as described below if such an event occurs during the performance period) as if employment had continued, so long as the award holder agrees to comply with the restrictive covenants contained in the award agreement. If the award holder violates the restrictive covenants at any time before delivery of the shares, the award will terminate and expire in all respects.
If the award holder is not retirement eligible upon voluntary resignation, the award will be forfeited. If employment is terminated by the Company without cause, a prorated portion of the 2024 PSU award (excluding the Employment Inducement PSU Award) and the 2023–2025 PSU Group 1 Award calculated based on the number of calendar days elapsed during the performance period as of the termination date, will remain eligible to vest based on actual performance over the performance period as if employment had continued, and any remaining unvested portion will expire. Upon a change in control that occurs prior to the end of the performance period, a prorated portion of the award determined by calculating the average performance over any completed and open performance periods (based on actual performance through the date of the change in control event) and the remainder based on assumed target performance, will be eligible to vest subject to the holder’s continued service through the end of the performance period. If employment is terminated by the Company without cause or by the award holder for good reason within 24 months following a change in control transaction, the award becomes fully vested, with a prorated portion of the award determined by calculating the average performance over any completed and open performance periods (based on actual performance through the date of the change in control event) and the remainder based on assumed target performance.
Each of the NEOs has accepted the terms and conditions with respect to their PSU awards, including restrictive covenants. Mr. Shreves was retirement eligible for purposes of his 2023–2025 PSU Group 1 Award on December 31, 2024.
Employment Inducement PSU Award and 2023–2025 PSU Group 2 Awards.   Upon a change in control that occurs prior to the end of the performance period, the Employment Inducement PSU Award and each 2023–2025 PSU Group 2 Award will be eligible to vest based on the actual performance through the date of the change in control, subject to the holder’s continued service through December 31, 2025 and the remaining portion of the award will forfeited. Upon termination due to death or disability, or if employment is terminated by the Company without cause or by the award holder for good reason within 24 months following a change in control transaction that occurs prior to the end of the performance period, the Employment Inducement PSU Award and each 2023–2025 PSU Group 2 Award will vest based on the actual performance through the date of termination (for a termination due to death or disability) or the date of the change in control (for a termination without cause or good reason resignation within 24 months following a change in control) and the remaining portion of the award is forfeited. Upon termination due to any other reason, the Employment Inducement PSU Award or 2023–2025 PSU Group 2 Award is forfeited.
V2X, Inc. Excess Savings Plan. The NEOs’ accounts under this plan would be paid out upon a change in control or a termination of employment or death of the NEO. The definition of change in control under this plan is consistent with the corresponding definition under Code Section 409A. Since there is no accelerated vesting or other enhancement of benefits under the plan in connection with a termination or change in control, we have not disclosed the NEOs’ accounts in the table below. For information regarding this plan and the NEOs’ aggregate balances as of December 31, 2024, see the Non-Qualified Deferred Compensation Plan table above.
V2X, Inc. Non-Qualified Deferred Compensation Plan. The NEOs’ accounts under this plan would be paid out upon a change in control or a termination of employment or death of the NEO. Since there is no accelerated vesting or other enhancement of benefits under the plan, we have not disclosed the NEOs’ accounts in the table below. For information regarding this plan and the NEOs’ aggregate balances as of December 31, 2024, see the Non-Qualified Deferred Compensation Plan table above.
Additional Information.   The change in control and employment termination provisions in these plans and agreements are intended to provide protections in the context of change in control transaction and certain termination events so that the executives can focus on preserving value for shareholders when evaluating situations that, without these provisions, could be personally adverse to the executive. Except for the V2X, Inc. Excess Savings Plan, which defines a change in control by reference to the corresponding definition under Code Section 409A, as of December 31, 2024, change in control was generally defined as one of the following acceleration events (each, an “Acceleration Event”) for purposes of these plans and agreements:
1.
A report on Schedule 13D was filed with the SEC disclosing that any person, other than V2X or one of its subsidiaries or any employee benefit plan that is sponsored by V2X or a subsidiary, had become the beneficial owner of 30% or more of V2X outstanding stock;
2.
A person other than V2X or one of its subsidiaries or any employee benefit plan that is sponsored by V2X or a subsidiary purchased V2X shares in connection with a tender or exchange offer, if after consummation of the offer the person purchasing the shares is the beneficial owner of 30% or more of V2X outstanding stock;

3.
The consummation of:

(a)
any consolidation, business combination or merger of V2X other than a consolidation, business combination or merger in which the shareholders of V2X immediately prior to the merger would hold 50% or more of the combined voting power of V2X or the surviving corporation of the merger and would have the same proportionate ownership of common stock of the surviving corporation that they held in V2X immediately prior to the merger;

(b)
any sale, lease, exchange or other transfer of all or substantially all of the assets of V2X;

4.
A majority of the members of the Board of Directors of V2X changed within a 12-month period, unless the election or nomination for election of each of the new Directors by V2X’s shareholders had been approved by two-thirds of the Directors still in office who had been Directors at the beginning of the 12-month period or whose nomination for election or election was recommended or approved by a majority of Directors who were Directors at the beginning of the 12-month period; or

5.
Any person other than V2X or one of its subsidiaries or any employee benefit plan sponsored by V2X or a subsidiary became the beneficial owner of 30% or more of V2X outstanding stock.

POTENTIAL POST-EMPLOYMENT COMPENSATION
The Potential Post-Employment Compensation table below provides additional information assuming the applicable termination of employment took place on the last day of fiscal 2024 (See the “Separation Agreements” section above for information regarding what was provided pursuant to the Prow and Boyle Separation Agreements).
Executive	Resignation (a)($)	Termination for Cause (b)($)	Death (c)($)	Disability (d)($)	Termination Not For Cause (e)($)	Change in Control and Termination Not For Cause or With Good Reason (f)($)
Jeremy C. Wensinger
Severance(1)	—	—	—	—	3,399,343	5,649,343
Employment Inducement PSU Award(3)	—	—	956,600	956,600	—	956,600
2024–2026 PSU	—	—	2,118,821	2,118,821	706,258	2,118,821
Unvested RSUs(4)	—	—	2,118,821	2,118,821	353,129	2,118,821
Total	—	—	5,194,242	5,194,242	4,458,730	10,843,585
Shawn M. Mural
Severance(1)	—	—	—	—	720,999	2,551,992
2023–2025 PSU Group 1 Award(2)	—	—	327,540	327,540	218,344	327,540
2023–2025 PSU Group 2 Award(3)	—	—	218,105	218,105	—	218,105
2024–2026 PSU	—	—	713,384	713,384	237,811	713,384
Unvested RSUs(4)	—	—	1,259,268	1,259,268	208,634	1,259,268
Total	—	—	2,518,297	2,518,297	1,385,788	5,070,289
Kenneth W. Shreves
Severance(1)	—	—	—	—	773,635	2,077,861
2023–2025 PSU Group 1 Award(2)	333,901	—	333,901	333,901	333,901	333,901
2023–2025 PSU Group 2 Award(3)	—	—	212,684	212,684	—	212,684
2024–2026 PSU	153,343	—	459,981	459,981	153,343	459,981
Unvested RSUs(4)	664,263	—	1,009,261	1,009,261	664,263	1,009,261
Total	1,151,507	—	2,015,827	2,015,827	1,925,142	4,093,688
Michael J. Smith
Severance(1)	—	—	—	—	632,706	1,032,456
2023–2025 PSU Group 1 Award(2)	—	—	197,299	197,299	131,533	197,299
2023–2025 PSU Group 2 Award(3)	—	—	116,227	116,227	—	116,227
2024–2026 PSU	—	—	250,247	250,247	83,416	250,247
Unvested RSUs(4)	—	—	596,631	596,631	243,790	596,631
Total	—	—	1,160,404	1,160,404	1,091,445	2,192,860

Executive	Resignation (a)($)	Termination for Cause (b)($)	Death (c)($)	Disability (d)($)	Termination Not For Cause (e)($)	Change in Control and Termination Not For Cause or With Good Reason (f)($)
Josephine F. Bjornson
Severance(1)	—	—	—	—	429,680	1,367,111
2023–2025 PSU Group 1 Award(2)	—	—	207,343	207,343	138,803	207,343
2023–2025 PSU Group 2 Award(3)	—	—	218,105	218,105	—	218,105
2024–2026 PSU			249,146	249,146	83,750	249,146
Unvested RSUs(4)	—	—	456,490	456,490	96,808	456,490
Total	—	—	1,131,084	1,131,084	749,041	2,498,195

(1)
Amounts shown in column (e) reflect the cash severance and estimated cost to V2X of the continuation of benefits under the Senior Executive Severance Pay Plan:

Termination Not for Cause (e)
Executive	Cash Severance and Target Annual Incentive Opportunity ($)	Number of Months Eligible	Continued Benefits ($)	Months Eligible For COBRA- Continued Benefits	Total Termination Not for Cause
Jeremy C. Wensinger	3,375,000	18	24,343	18	3,399,343
Shawn M. Mural	700,000	12	20,999	12	720,999
Kenneth W. Shreves	766,667	16	6,968	16	773,635
Michael J. Smith	615,000	18	17,706	18	632,706
Josephine F. Bjornson	425,000	12	4,680	12	429,680
Amounts shown in column (f) reflect the cash severance and estimated cost to V2X of the continuation of benefits under the Special Senior Executive Severance Pay Plan:
Change In Control and Termination Not for Cause or With Good Reason (f)
Executive	Cash Severance and Target Annual Incentive Opportunity ($)	Multiple At	Continued Benefits ($)	Months Eligible For COBRA- Continued Benefits	Total Termination Not for Cause
Jeremy C. Wensinger	5,625,000	2.5	24,343	18	5,649,343
Shawn M. Mural	2,520,000	2.0	31,992	18	2,551,992
Kenneth W. Shreves	2,070,000	2.0	7,861	18	2,077,861
Michael J. Smith	1,014,750	1.5	17,706	18	1,032,456
Josephine F. Bjornson	1,360,000	2.0	7,111	18	1,367,111

(2)
Amounts shown in columns (c), (d), (e) and (f)  for the 2023–2025 PSU Group 1 Awards reflect the target amount of shares valued at $47.83 per share, the closing price of V2X common stock on December 31, 2024, with the amount in column (e) prorated to reflect the two-thirds of the performance period that would have been completed on December 31, 2024. Amounts shown in columns (c), (d), (e) and (f) for the 2024–2026 PSU award reflect the target amount of shares valued at $47.83 per share, the closing price of the V2X common stock on December 31, 2024, with the amount in column (e) prorated to reflect one third of the performance period that would have been completed on December 21, 2024. Mr. Shreves was eligible for retirement treatment (age 60 with 5 years of service) for purposes of his outstanding 2023–2025 PSU Group 1 Award.

(3)
Amounts shown in columns (c), (d) and (f) for the 2023–2025 PSU Group 2 Awards and the Employment Inducement PSU Award reflect the two-thirds of the performance period that would have been completed on December 31, 2024.

(4)
Amounts shown in columns (c), (d) and (f) reflect the market value of unvested RSUs based on a $47.83 per share value, the closing price of V2X common stock on December 31, 2024. Amounts shown in column (e) reflect the prorated portion of the unvested RSUs based on the number of full months of employment between the grant date and the end of the applicable vesting period at December 31, 2024. Mr. Shreves was eligible for retirement treatment (age 60 with 5 years of service) for purposes of his outstanding RSUs granted prior to 2024.

Upon Ms. Bjornson’s separation on January 3, 2025, she received severance in the amount of $425,000, which consists of twelve (12) months of her current annual base salary paid in installments. The 2024 annual incentive bonus based on her target percentage and the Company’s performance will be paid in March 2025. In addition, Ms. Bjornson’s PSUs and RSUs will be prorated and vested according to the terms and conditions of the award agreements.
CEO PAY RATIO
In accordance with the requirements of the Dodd-Frank Wall Street Reform and Consumer Protection Act, we are required to calculate and report an estimate of the ratio of the total compensation of our CEO to the total compensation of our median employee. The intended purpose of the disclosure is to provide a reasonable measure of the relationship of pay between the CEO and the median paid employee. Our CEO’s compensation is discussed in detail under “2024 Compensation Information for NEOs” above. The Company believes its compensation philosophy and process represent a responsible approach toward CEO pay. The required disclosure is presented as follows:
Median Employee Total Annual Compensation:	$62,008
CEO Total Annual Compensation:	$17,277,826
Ratio of CEO Pay to Median Employee Compensation:	279.2 to 1.0
In determining the median employee, the Company prepared a listing of all employees as of October 31, 2024. This included U.S. and non-U.S. employees who were full-time, part-time, or temporary employees and those on an approved leave of absence. Approximately 6,500 subcontractors were not included in the analysis because they were not employed by the Company and their compensation is determined by unaffiliated third parties. The data examined were W-2 wages or foreign equivalent compensation paid from November 1, 2023, through October 31, 2024. The median was calculated directly from the arrayed data using taxable wages as the chosen consistently applied compensation measure. Once the median employee was determined, annual total compensation was calculated for that individual using the Summary Compensation Table rules for both the CEO and the median employee. We elected to identify our median employee every three years unless a significant change in our employee population or employee compensation arrangements has occurred. As of December 31, 2024, the Company employed approximately 16,100 employees, excluding the CEO and subcontractors. The 2024 Ratio of CEO Pay to Median Employee Compensation was significantly influenced by the severance payout to our former CEO, Charles W. Prow.
PAY VERSUS PERFORMANCE
EXECUTIVE COMPENSATION
Our compensation philosophy is to support V2X’s business strategy within the principles of competitiveness, full disclosure, and consistent alignment with long-term value creation. We believe our philosophy encourages individual and group behaviors that balance risk and reward while supporting sustained growth and earnings performance. A substantial portion of our executive compensation is tied to the Company’s internal business and financial performance and share price performance. If internal business and financial performance or share price performance falls below identified thresholds, at-risk incentive compensation is reduced or not paid at all.
As required by Item 402(v) of Regulation S-K, the following table and accompanying footnotes and discussion provide certain information regarding executive compensation and measures of Company performance in the last five fiscal years.

Pay Versus Performance Table
Year	Summary Compensation Table Total for CEO	Summary Compensation Table Total for Former CEO	Compensation Actually Paid for CEO	Compensation Actually Paid for former CEO	Average Summary Compensation Table Total for non-CEO NEOs	Average Compensation Actually Paid to non-CEO NEOs	Value of initial fixed $100 Investment based on:		GAAP Net (Loss) Income ($)	Adjusted EBITDA ($)
							Total Shareholder Return	Peer Total Shareholder Return
(1)	(2)	(3)	(4)	(5)	(6)	(7)	(8)	(9)	(10)	(11)
2024	$5,862,563	$11,415,263	$5,474,674	$5,323,779	$1,736,024	$1,401,495	$93.31	$159.71	$34,684,000	$310,211,000
2023	—	$7,555,625	—	$7,471,120	$2,174,613	$2,015,800	$90.60	$129.25	$(22,573,000)	$293,857,000
2022	—	$4,619,679	—	$4,505,434	$6,866,764	$8,171,106	$80.55	$104.16	$(14,330,000)	$204,994,000
2021	—	$4,083,541	—	$3,185,883	$1,049,196	$854,711	$89.29	$109.35	$45,728,000	$83,089,000
2020	—	$3,441,257	—	$3,301,633	$1,011,132	$993,030	$97.00	$106.45	$36,951,000	$56,313,000

(1)
Year-ended December 31.

(2)
Amounts in this column reflect the total compensation as reported in Summary Compensation Table (“SCT”) for Jeremy C. Wensinger.

(3)
Amounts in this column reflect the total compensation as reported in the SCT for Charles L. Prow, (Former) President and CEO.

(4)
Amounts in this column reflect the SCT total for Jeremy C. Wensinger, President and CEO minus the value of stock awards and option awards granted in the year (as reported in the SCT), plus the fair value of equity awards at year-end for awards granted in the year. For a reconciliation, see the table below.

(5)
Amounts in this column reflect the SCT total for Charles L. Prow, (Former) President and CEO minus the value of Stock Awards and Option Awards granted in the year (as reported in the SCT) and the fair value, as of December 31, 2023, of equity awards that failed to meet vesting conditions in 2024 (i.e., were forfeited), plus the fair value of unvested equity awards at year-end for awards granted in the year, the change in fair value of equity awards at year-end (from the end of the prior year) for equity awards granted in previous years, the fair value of equity awards on the vest date for equity awards which were granted and vested in the year, and the change in fair value of equity awards at year-end (from the vest date) for equity awards which vested in the year. For a reconciliation, see the table below.

(6)
Amounts in this column reflect the average total compensation as reported in the SCT for the following non-CEO NEOs:

•
for fiscal year 2024, Shawn M. Mural, SVP, Chief Financial Officer, Kenneth W. Shreves, SVP, Global Mission Solutions, Kevin Boyle, (Former) SVP, Chief Legal Officer & General Counsel, Michael J. Smith, VP, Corporate Development, Investment Relations & Treasury, and Josephine Bjornson, (Former) SVP, Chief Human Resource Officer;

•
for fiscal year 2023, Shawn M. Mural, SVP and Chief Financial Officer, Susan D. Lynch, (Former) SVP and Chief Financial Officer, Susan L. Deagle, (Former) SVP and Chief Growth and Client Service Officer, Kenneth W. Shreves, SVP, Global Mission Solutions and William W. Beard, (Former) SVP, Aerospace Solutions;

•
for fiscal year 2022, Susan D. Lynch, (Former) SVP and Chief Financial Officer, John “Ed” Boyington, Jr. (Former) President, Vertex Aerospace LLC, William W. Beard, SVP, Aerospace Solutions and Richard Mendoza, (Former) SVP and Chief People Officer;

•
for fiscal year 2021, Susan D. Lynch, (Former) SVP and Chief Financial Officer, Susan L. Deagle, (Former) SVP, Growth and Enterprise Operations, David A. Hathaway, (Former) SVP, Vectrus Programs, Kevin T. Boyle, (Former) SVP, Chief Legal Officer, General Counsel and Corporate Secretary and Kenneth W. Shreves, SVP, Organic Growth and Operational Enablement; and

•
for fiscal year 2020, Susan D. Lynch, (Former) SVP and Chief Financial Officer, Susan L. Deagle, (Former) SVP, Growth and Enterprise Operations, David A. Hathaway, (Former)SVP, Vectrus Programs, and Kevin T. Boyle,(Former) SVP, Chief Legal Officer, General Counsel and Corporate Secretary.

Amounts also reflect the one-time grant of RSU awards to Messrs. Boyington, Beard and Mendoza who joined the Company in 2022 in connection with the Merger (the “Vertex Merger Grant”) that impacts the average SCT total for non-CEO NEOs in 2022.

(7)
Amounts in this column reflect the average SCT total for all Non-CEO NEOs (as disclosed in footnote 6 above) minus the value of stock awards and option awards granted in the year (as reported in the SCT) and the fair value, as of December 31, 2023, of equity awards that failed to meet vesting conditions in 2024 (i.e., were forfeited), plus the fair value of equity awards at year-end for awards granted in the year, the change in fair value of unvested equity awards at year-end (from the end of the prior year) for equity awards granted in previous years, the fair value of equity awards on the vest date for equity awards which were granted and vested in the year, and the change in fair value of equity awards at year-end (from the vest date) for equity awards which vested in the year. For fiscal year 2022, amounts reflect the one-time Vertex Merger Grant in 2022 that impacts the average Compensation Actually Paid for the Non-CEO NEOs for 2022. For a reconciliation of the SCT to compensation actually paid (“CAP”), see the table below.

(8)
As of year-ended December 31, assuming an initial investment of $100 on December 31, 2019.

(9)
Reflects S&P Aerospace and Defense Select Industry Index.

(10)
Year-ended December 31.

(11)
Year-ended December 31.

The following tables provide reconciliations of the CEO’s and the average non-CEO NEOs’ compensation reported in the SCT to CAP, each as described in the table above and the accompanying footnotes.
CEO SCT Total to CAP Reconciliation
CEO
Fiscal Year	Salary ($)	Non-Equity Incentive Compensation ($)	Other Compensation ($)(1)	SCT Total ($)	Deductions from SCT Total ($)(2)	Additions to SCT Total ($)(3)	CAP ($)
2024	500,001	481,875	18,813	5,862,563	(4,861,874)	4,473,985	5,474,674
(Former) CEO
Fiscal Year	Salary ($)	Non-Equity Incentive Compensation ($)	Other Compensation ($)(1)	SCT Total ($)	Deductions from SCT Total ($)(2)	Additions to SCT Total ($)(3)	CAP ($)
2024	488,456	—	6,921,274	11,415,263	(6,395,379)	303,896	5,323,779
2023	926,919	1,303,115	40,120	7,555,625	(5,285,471)	5,200,966	7,471,120
2022	831,310	1,251,965	36,391	4,619,679	(2,500,013)	2,385,768	4,505,434
2021	764,619	1,185,106	33,844	4,083,541	(2,099,972)	1,202,314	3,185,883
2020	738,467	769,400	33,371	3,441,257	(1,900,019)	1,760,395	3,301,633

(1)
Reflects “all other compensation” reported in the SCT for each year shown.

(2)
Represents the grant date fair value of equity-based awards granted each year, provided that for Mr. Prow in 2024, the amount is the sum of (a) $4,005,533, the grant date fair value of equity-based awards granted in 2024, (b) $241,393, the year over year change in fair value of outstanding and unvested equity-based awards granted in prior fiscal years, (c) $99,252, the change in fair value (from December 31, 2023 until the vesting date) of equity-based awards granted in prior years that vested in 2024, and (d) $2,049,202, the fair value, as of December 31, 2023, of prior year equity-based awards that were forfeited in 2024. V2X does not offer a traditional defined benefit pension plan, therefore, no adjustment for a traditional defined benefit pension value needed.

(3)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. For Mr. Prow and Mr. Wensinger, the amount for 2024 is the fair value, as of December 31, 2024, of outstanding and unvested equity-based awards granted in 2024.

Average Non-CEO NEOs SCT Total to CAP Reconciliation
Fiscal Year	Salary ($)	Non-Equity Incentive Compensation ($)	Other Compensation ($)(1)	SCT Total ($)	Deductions from SCT Total ($)(2)	Additions to SCT Total ($)(3)	CAP ($)
2024	479,165	313,330	188,244	1,736,024	(1,012,103)	677,574	1,401,495
2023	401,104	281,217	403,761	2,174,613	(1,088,531)	929,718	2,015,800
2022	286,439	410,925	15,530	6,866,764	(6,153,870)	7,458,212	8,171,106
2021	375,981	298,504	13,706	1,049,196	(361,005)	166,520	854,711
2020	397,271	235,775	15,577	1,011,132	(362,509)	344,407	993,030

(1)
Reflects “all other compensation” reported in the SCT for each year shown.

(2)
Represents the grant date fair value of equity-based awards granted each year, provided that for 2024, the amount is the sum of (a) $755,285, the grant date fair value of equity-based awards granted in 2024, (b) $138,196, the year over year change in fair value of outstanding and unvested equity-based awards granted in prior fiscal years, and (c) $118,622, the fair value, as of December 31, 2023, of prior year equity-based awards that were forfeited in 2024. V2X does not offer a traditional defined benefit pension plan, therefore, no adjustment for a traditional defined benefit pension value needed.

(3)
Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown. The amount for 2024 is the sum of (a) $673,481, the fair value, as of December 31, 2024, of outstanding and unvested equity-based awards granted in 2024, and (b) $4,093, the change in fair value (from December 31, 2023 until the vesting date) of equity-based awards granted in prior years that vested in 2024.

As required by Item 402(v) of Regulation S-K, the following graphs illustrate the relationship (in each case for the 2021–2024 period) between (1) our TSR and that of the S&P Aerospace and Defense Select Industry Index and (2) the compensation actually paid to our former and current CEOs and other NEOs versus each of our TSR, our net income and our Adjusted EBITDA.
Company TSR versus Peer Group TSR

CAP versus TSR
CAP versus Net Income/(Loss)
CAP versus Adjusted EBITDA

Performance Measures to Determine CAP for 2024
The four items listed below represent the most important metrics we used to determine CAP for 2024 as further described in our “Compensation Discussion and Analysis” above.
Most Important Performance Measures
Total Revenue
New Business Wins
Adjusted EBITDA
Days Sales Outstanding

HOW TO ATTEND THE VIRTUAL 2025 ANNUAL MEETING OF
SHAREHOLDERS
To be admitted to the 2025 Annual Meeting, please visit www.virtualshareholdermeeting.com/VVX2025. When prompted, you must enter the 16-digit control number found on your proxy card, voting instruction form or notice you receive with these proxy materials. You may vote or ask questions during the 2025 Annual Meeting by following the instructions available on www.virtualshareholdermeeting.com/VVX2025. Persons without a control number may attend the 2025 Annual Meeting as guests, but they will not have the option to vote shares or ask questions. Whether or not you plan to attend the 2025 Annual Meeting, we urge you to vote and submit your proxy in advance of the 2025 Annual Meeting by one of the methods described in these proxy materials.
You may begin to log into the virtual meeting platform at www.virtualshareholdermeeting.com/VVX2025 and enter your control number beginning at 7:45 a.m. Eastern Time on May 8, 2025. The meeting platform is fully supported across browsers (Firefox, Chrome, Microsoft Edge, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Wi-Fi connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the meeting. A replay of the webcast will be available on the Investor Relations page of the Company’s website 24 hours after the 2025 Annual Meeting at https://investors.gov2x.com/overview/default.aspx until May 8, 2026.

APPENDIX A
THIRD AMENDMENT AND RESTATEMENT OF THE
V2X, INC.
2014 OMNIBUS INCENTIVE PLAN
(Effective as of February 27, 2025, Subject to Shareholder Approval)
ARTICLE I
ESTABLISHMENT, PURPOSE, AND DURATION
1.1   Establishment. V2X, Inc., an Indiana corporation (formerly known as Vectrus, Inc., and hereinafter referred to as the “Company”), has established an incentive compensation plan previously known as the Vectrus, Inc. 2014 Omnibus Incentive Plan (the “Prior Plan”), as renamed, amended and restated by this third amendment and restatement (hereinafter referred to as the “Plan”), as set forth in this document. The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (SARs), Restricted Stock, Restricted Stock Units and Other Awards, including cash bonus awards. The Plan first became effective September 27, 2014 (the “Effective Date”). The Plan shall remain in effect as provided in Section 1.3 hereof.
1.2   Purpose of the Plan. The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by strengthening the Company’s ability to attract and retain Employees of the Company and its Affiliates and members of the Board of Directors upon whose judgment, initiative, and efforts the financial success and growth of the business of the Company largely depend, and to provide an additional incentive for such individuals through share ownership, cash incentives and other rights that promote and recognize the financial success and growth of the Company and create value for shareholders.
1.3   Duration of the Plan. The Plan commenced as of the Effective Date, as described in Section 1.1 hereof, and shall remain in effect, subject to the right of the Compensation and Human Capital Committee of the Board, (the “Committee”) to amend or terminate the Plan at any time pursuant to Article XIII hereof, until February 26, 2035.
ARTICLE II
DEFINITIONS
Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.
2.1   “Acceleration Event” shall be deemed to have occurred as of the first day that any one or more of the following conditions described in Sections 2.1.1, 2.1.2, 2.1.3, 2.1.4 and 2.1.5 have been satisfied on or after the Effective Date.
2.1.1 a report on Schedule 13D shall be filed with the Securities and Exchange Commission pursuant to Section 13(d) of the Exchange Act disclosing that any Person, other than the Company or a Subsidiary or any employee benefit plan sponsored by the Company or a Subsidiary (or related trust), is the Beneficial Owner directly or indirectly of thirty percent (30%) or more of the outstanding Shares;
2.1.2 any Person, other than the Company or a Subsidiary, or any employee benefit plan sponsored by the Company or a Subsidiary (or related trust), shall purchase shares pursuant to a tender offer or exchange offer to acquire any Shares (or securities convertible into Shares) for cash, securities or any other consideration, provided that after consummation of the offer, the Person in question is the Beneficial Owner, directly or indirectly, of thirty percent (30%) or more of the outstanding Shares (calculated as provided in paragraph (d) of Rule 13d-3 under the Exchange Act in the case of rights to acquire Shares);
2.1.3 the consummation of:
(a)
any consolidation, business combination or merger involving the Company, other than a consolidation, business combination or merger involving the Company in which holders of Shares immediately prior to the consolidation, business combination or merger (x) hold fifty percent (50%) or more of the combined voting power of the Company (or the corporation resulting from the consolidation, business combination or merger or the parent of such corporation) after the merger and (y) have the same proportionate ownership of common stock of the Company (or the corporation resulting from the consolidation, business combination or merger or the parent of such corporation), relative to other holders of Shares immediately prior to the consolidation, business combination or merger, immediately after the consolidation, business combination or merger as immediately before; or
(b)
any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all or substantially all the assets of the Company;

2.1.4 there shall have been a change in a majority of the members of the Board within a 12-month period unless the election or nomination for election by the Company’s shareholders of each new director during such 12-month period was approved by the vote of two-thirds of the directors then still in office who (x) were directors at the beginning of such 12-month period or (y) whose nomination for election or election as directors was recommended or approved by a majority of the directors who were directors at the beginning of such 12-month period; or
2.1.5 any Person, other than the Company or a Subsidiary or any employee benefit plan sponsored by the Company or a Subsidiary (or related trust), becomes the Beneficial Owner of thirty percent (30%) or more of the Shares.
2.2   “Affiliate” means any Subsidiary and any other Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified.
2.3   “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Converted Awards and Other Awards (including Performance Stock Units).
2.4   “Award Agreement” means either (i) an agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to Awards granted under this Plan, or (ii) a statement issued by the Company to a Participant describing the terms and conditions of such Award.
2.5   “Beneficial Owner” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
2.6   “Board” or “Board of Directors” means the Board of Directors of the Company.
2.7   “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time.
2.8   “Committee” means the Compensation and Human Capital Committee of the Board.
2.9   “Company” means V2X, Inc., an Indiana corporation, and any successor thereto as provided in Article XV herein; provided, however, that for purposes of grants made under a Predecessor Plan, Company shall mean the Predecessor Corporation, as applicable, as the original grantor.
2.10   “Converted Award” means Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units and Other Awards granted in replacement of awards that were originally granted to a Participant under a Predecessor Plan.
2.11   “Director” means any individual who is a member of the Board of Directors.
2.12   “Employee” means any employee of or other individual service provider to the Company or its Affiliates.
2.13   “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.14   “Fair Market Value” means a price that is based on the opening, closing, actual, high, low, or average selling prices of a Share on the New York Stock Exchange (“NYSE”) or other established stock exchange (or exchanges) on the applicable date, the preceding trading day, the next succeeding trading day, or an average of trading days, as determined by the Committee in its discretion.
Such definition of Fair Market Value may differ depending on whether Fair Market Value is in reference to the grant, exercise, vesting, or settlement or payout of an Award. If, however, the accounting standards used to account for equity awards granted to Participants are substantially modified subsequent to the Effective Date of the Plan, the Committee shall have the ability to determine an Award’s Fair Market Value based on the relevant facts and circumstances. If Shares are not traded on an established stock exchange, Fair Market Value shall be determined by the Committee based on objective criteria.
2.15   “Freestanding SAR” means a SAR that is granted independently of any Options, as described in Article VII herein.

2.16   “Grant Price” means the amount to which the Fair Market Value of a Share is compared pursuant to Section 7.6 to determine the amount of payment that should be made upon exercise of a SAR.
2.17   “Incentive Stock Option” or “ISO” means an Option that meets the requirements of Code Section 422, or any successor provision, and that is not designated as a Nonqualified Stock Option.
2.18   “Insider” means an individual who is, on the relevant date, an officer, Director, or more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board or the Committee in accordance with Section 16 of the Exchange Act.
2.19   “Non-Employee Director” means a Director who is not an employee of the Company or an Affiliate of the Company.
2.20   “Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.
2.21   “Option” means an Incentive Stock Option or a Nonqualified Stock Option to purchase Shares, as described in Article VI herein.
2.22   “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
2.23   “Other Award” means an Award granted to a Participant pursuant to Article IX herein.
2.24   “Participant” means an Employee or Director who has been selected to receive an Award or who has an outstanding Award granted under the Plan.
2.25   “Performance Period” means the period of time during which the performance goals must be met in order to determine the amount of payout and/or vesting with respect to an Award.
2.26   “Performance Stock Unit” shall have the meaning set forth in Article IX herein.
2.27   “Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion) and transfer restrictions, as provided in Article VIII herein.
2.28   “Person” shall have the meaning given in Section 3(a) (9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided that from and after July 5, 2022, for purposes of Section 2.1, “Person” shall not include American Industrial Partners Capital Fund VI, L.P., a Delaware limited partnership; (2) AIPCF VI Vertex Aerospace Funding LP, a Delaware limited partnership; and (3) Vertex Aerospace Holdco LLC, a Delaware limited liability company.
2.29   “Plan Year” means the fiscal year of the Company.
2.30   “Plan” means the V2X, Inc. Second Amended and Restated 2014 Omnibus Incentive Plan, as may be amended from time to time; provided, however, that for purposes of grants made under a Predecessor Plan, Plan shall mean a Predecessor Plan, as it existed on the date of such grant.
2.31   “Predecessor Corporation” means Exelis Inc. and ITT Corporation.
2.32   “Predecessor Plan” means the Exelis Inc. 2011 Omnibus Incentive Plan and the ITT 2003 Equity Incentive Plan.
2.33   “Restatement Date” means May 8, 2025.
2.34   “Restricted Stock” means an Award granted to a Participant pursuant to Article VIII herein.
2.35   “Restricted Stock Unit” means an Award granted to a Participant pursuant to Article VIII herein.
2.36   “Share” means a share of common stock of the Company, $0.01 par value per share.
2.37   “Stock Appreciation Right” or “SAR” means an Award granted to a Participant pursuant to Article VII herein.
2.38   “Subsidiary” means any corporation, partnership, joint venture, limited liability company, or other entity (other than the Company) in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain owns at least fifty percent (50%) of the total combined voting power in one of the other entities in such chain.
2.39   “Tandem SAR” means a SAR that is granted in connection with a related Option pursuant to Article VII.
ARTICLE III
ADMINISTRATION
3.1   General. The Committee shall be responsible for administering the Plan. The Committee may employ attorneys, consultants, accountants, and other persons, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested persons.
3.2   Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and to determine eligibility for Awards and to adopt such rules, regulations, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions and, subject to Section 4.3 and Article XIII, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries in which the Company and its Affiliates operate. Notwithstanding the foregoing, the Committee may only accelerate the vesting, distribution or payout of an Award in connection with an adjustment pursuant to Section 4.3, death, disability or an Acceleration Event.
3.3   Delegation. The Committee may delegate to one or more of its members or to one or more agents or advisors such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following: (a) designate Employees and Directors to be recipients of Awards; and (b) determine the size of the Award; provided, however, the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee who is an Insider.
ARTICLE IV
SHARES SUBJECT TO THE PLAN AND MAXIMUM AWARDS
4.1   Number of Shares Available for Awards. Subject to adjustment as provided in Section 4.3 herein, the number of Shares hereby reserved for issuance after the Restatement Date to Participants under the Plan shall be equal to the sum of (i) 900,000 Shares; (ii) the number of Shares reserved but unissued under the Existing Plan as of the Restatement Date; and (iii) the number of Shares that become available for reuse under the Existing Plan following the Restatement Date in accordance with the terms and conditions of the Prior Plan. For purposes of the prior sentence, Shares subject to Converted Awards shall not be considered available for issuance under the Predecessor Plan. Any Shares related to Awards (including Converted Awards) that terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares, are settled in cash in lieu of Shares, or are exchanged with the Committee’s permission for Awards not involving Shares (including Awards issued prior to the Restatement Date), shall be available again for grant under the Plan. Notwithstanding the foregoing, (a) upon the exercise of a stock-settled Stock Appreciation Right or net-settled Option, the number of Shares subject to the Award (or portion of the Award) that is then being exercised shall be counted against the maximum aggregate number of Shares that may be issued under the Plan as provided above, on the basis of one Share for every Share subject thereto, regardless of the actual number of Shares issued upon exercise, (b) any Shares withheld with respect to an Award (or, with respect to Restricted Stock, returned) in satisfaction of tax withholding obligations shall be counted as Shares issued and (c) any Shares tendered in satisfaction of tax withholding obligations or an Option exercise price or repurchased by the Company with proceeds collected in connection with the exercise of an Option may not be added back to the maximum aggregate number of Shares that may be issued under the Plan. All of the reserved Shares may be used as ISOs. The Shares available for issuance under the Plan may be authorized and unissued Shares or treasury Shares.
4.2   Non-Employee Director Limitations. The maximum grant date fair value of Awards granted during a single fiscal year to any Non-Employee Director, together with all cash fees paid during the fiscal year in respect of the Non-Employee Director’s service as a member of the Board and any Board committees, shall not exceed

$500,000 in total value (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes).
4.3   Adjustments in Authorized Shares. In the event of any stock dividend, stock split, spin off, rights offering, or recapitalization, extraordinary dividend or similar event, the Committee shall cause there to be made an equitable adjustment to: (a) the number and, if applicable, kind of shares that may be issued under the Plan or pursuant to any type of Award under the Plan, (b) the number and, if applicable, kind of shares subject to outstanding Awards and (c) as applicable, the Option Price or Grant Price of any then outstanding Awards. In the event of any other change in corporate structure or capitalization, such as a merger, consolidation, any reorganization (whether or not such reorganization comes within the definition of such term in Section 368 of the Code) or any partial or complete liquidation of the Company, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participants’ rights under the Plan, shall cause there to be made such equitable adjustments described in the foregoing sentence. Any fractional shares resulting from adjustments made pursuant to this Section 4.3 shall be eliminated. Any adjustment made pursuant to this Section 4.3 shall be conclusive and binding for all purposes of the Plan.
Appropriate adjustments may also be made by the Committee in the terms of any Awards under the Plan to reflect such changes or distributions and to modify any other terms of outstanding Awards on an equitable basis, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.
Applicable adjustments made under this Section 4.3 may be made on an award-by-award basis, and the Committee, in its sole discretion, may provide for an equitable cash payment in lieu of any required adjustment.
Subject to the provisions of Article XII, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under this Plan in connection with any merger, consolidation, acquisition of property or stock, share exchange, amalgamation, reorganization or similar transaction upon such terms and conditions as it may deem appropriate; provided, however, that no such issuance or assumption shall be made without affecting the number of Shares reserved or available hereunder if it would prevent the granting of ISOs under the Plan.
4.4   Minimum Vesting for Equity Awards. Except in the event of the death, disability or in connection with an adjustment pursuant to Section 4.3 or an Acceleration Event, Awards granted to an Employee under the Plan shall be subject to a minimum vesting period of one year. Notwithstanding the foregoing, the Committee may grant Awards without the above-described minimum vesting requirements, or may permit and authorize acceleration of vesting of Awards otherwise subject to the above-described minimum vesting requirements, with respect to Awards covering 5% or fewer of the total number of Shares authorized under the Plan.
ARTICLE V
ELIGIBILITY AND PARTICIPATION
5.1   Eligibility. Individuals eligible to participate in this Plan are the Employees and Directors.
5.2   Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those to whom Awards shall be granted and shall determine the form and amount of each Award.
5.3   Prior Participation. Notwithstanding any other provision of the Plan to the contrary, all prior service and participation by a Participant with a Predecessor Corporation shall be credited in full towards a Participant’s service and participation with the Company.
ARTICLE VI
STOCK OPTIONS
6.1   Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee.
ISOs may not be granted following the ten-year (10) anniversary of the date the Plan was last approved by shareholders in a manner that satisfies the shareholder approval requirements applicable to ISOs. ISOs may be granted only to Employees.

6.2   Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or an NQSO.
6.3   Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, the Option Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the Option is granted or, in the case of an Employee who on the date of grant owns (within the meaning of Section 422 of the Code) stock representing more than 10% of the combined voting power of all classes of stock of the Company (an “ISO 10% Owner”), one hundred and ten percent (110%) of the Fair Market Value of a Share on the date the Option is granted.
6.4   Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary of its grant or, in the case of an ISO 10% Owner on the date of grant of an ISO, the fifth (5th) anniversary of its grant.
6.5   Exercise of Options. Options granted under this Article VI shall be exercisable at such times and be subject to such terms and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.
6.6   Payment. Options granted under this Article VI shall be exercised by the delivery of notice of exercise to an agent designated by the Company or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised.
A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. Subject to Section 6.5, the Option may be exercised (and the Option Price may be satisfied) by (a) delivering cash or its equivalent, (b) tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price, (c) broker-assisted cashless exercise, (d) net exercise, (e) a combination of the foregoing or (f) by any other method approved by the Committee in its sole discretion. The Committee shall determine acceptable methods for tendering Shares as payment upon exercise of an Option and may impose such limitations and prohibitions on the use of Shares to exercise an Option as it deems appropriate.
Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).
Unless otherwise determined by the Committee, all payments under the methods indicated above shall be paid in United States dollars.
6.7   Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article VI as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, and under any blue sky or state securities laws applicable to such Shares.
6.8   Termination of Employment or Service as a Director. The impact of a termination of a Participant’s employment on an Option’s vesting and exercise period shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among Option grants or Participants. The impact of a termination on a Participant’s service as a Director on an Option’s vesting and exercise period shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among Option grants or Participants.
6.9   Transferability of Options. During his or her lifetime, only the Participant shall have the right to exercise the Options. After the Participant’s death, the Participant’s estate or beneficiary shall have the right to exercise such Options.
•
Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution.

•
Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement, no NQSO granted under this Article VI may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Under no circumstances may an NQSO be transferable for value or consideration.

6.10   Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.
ARTICLE VII
STOCK APPRECIATION RIGHTS
7.1   Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.
Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.
The SAR Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The SAR Grant Price shall not be less than one hundred percent (100%) of the Fair Market Value of a Share on the date the SAR is granted. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.
7.2   SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.
7.3   Term of SAR. The term of a SAR granted under the Plan shall be determined by the Committee, in its sole discretion, provided that, no SAR shall be exercisable later than the tenth (10th) anniversary of its grant.
7.4   Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them; provided, however, such terms and conditions shall be subject to Section 7.1 as to grant price and Section 7.3 as to the term of the SAR.
7.5   Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
Notwithstanding any other provision of this Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the difference between the Option Price of the underlying ISO and the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.
7.6   Payment of SAR Amount. Upon the exercise of a SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
•
The difference between the Fair Market Value of a Share on the date of exercise over the Grant Price; by

•
The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon a SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof, or in any other manner approved by the Committee at its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.
7.7   Termination of Employment or Service as a Director. The impact of a termination of a Participant’s employment on a SAR’s vesting and exercise period shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among SAR grants or Participants. The impact of a termination on a Participant’s service as a Director on a SAR’s vesting and exercise period shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among SAR grants or Participants.

7.8   Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Under no circumstances may a SAR be transferable for value or consideration. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.
7.9   Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable. This includes, but is not limited to, requiring the Participant to hold the Shares received upon exercise of a SAR for a specified period of time.
ARTICLE VIII
RESTRICTED STOCK AND RESTRICTED STOCK UNITS
8.1   Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and conditions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.
8.2   Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.
8.3   Transferability. Except as provided in this Article VIII, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement.
8.4   Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.
To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.
Except as otherwise provided in this Article VIII, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and Restricted Stock Units shall be paid in cash, Shares, or a combination of cash and Shares as the Committee, in its sole discretion shall determine.
8.5   Voting Rights. To the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.
8.6   Dividends and Other Distributions. During the Period of Restriction, Participants holding Shares of Restricted Stock or Restricted Stock Units granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares or dividend equivalents while they are so held in a manner determined by the Committee in its sole discretion. The Committee may apply any restrictions to the dividends or dividend equivalents that the Committee deems appropriate. The Committee, in its sole discretion, may determine the time and form of payment of dividends or dividend equivalents, including cash, Shares, Restricted Stock, or Restricted Stock Units; provided, however, that if dividends or dividend equivalents are granted with respect to any Shares of Restricted Stock or Restricted Share Units that are subject to performance goals, the dividends or dividend equivalents shall be accumulated or reinvested and paid following the time such performance goals are met, as set forth by the Committee in the applicable Award Agreement.
8.7   Termination of Employment or Service as a Director. The impact of a termination of a Participant’s employment on a Restricted Stock or Restricted Stock Unit’s vesting and settlement shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among Restricted Stock or Restricted Stock Unit grants or Participants. The impact of a termination of a Participant’s service as a Director on a Restricted Stock or Restricted Stock Unit’s vesting and settlement shall be determined by the Committee, in its sole discretion, in the Participant’s Award Agreement, and need not be uniform among Restricted Stock or Restricted Stock Unit grants or Participants.
ARTICLE IX
OTHER AWARDS
The Committee may grant Other Awards, which may include, without limitation, unrestricted Shares, the payment of Shares in lieu of cash, the payment of cash based on attainment of performance goals, service conditions or other goals established by the Committee and the payment of Shares in lieu of cash under other Company incentive or bonus programs. Payment under or settlement of any such Other Awards shall be made in such manner, at such times and subject to such terms and conditions as the Committee may determine. Without limiting the generality of the foregoing, the Committee may establish and administer the Company’s annual cash incentive plan or plans pursuant to this Plan. Without limitation of any other provision hereof, Other Awards may include stock units the vesting of which is conditioned in whole or in part upon the attainment of performance measures selected by the Committee in its absolute discretion (“Performance Stock Units”). The terms and conditions of Performance Stock Units shall be determined by the Committee and set forth in the applicable Award Agreement. Unless otherwise determined by the Committee, the provisions of Article VIII applicable to Restricted Stock Units shall also apply to Performance Stock Units granted hereunder.
ARTICLE X
PERFORMANCE MEASURES
The performance goals applicable to an Award may be based on one or more performance measures selected by the Committee in its sole discretion. As the Committee may deem appropriate, performance measure(s) may relate to the performance of the Company or an Affiliate as a whole, any business unit of the Company or an Affiliate or any combination thereof, and performance may be measured in absolute terms or as compared to the performance of one or more other companies or an index (including a stock market index). The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals.
ARTICLE XI
RIGHTS OF PARTICIPANTS
11.1   Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company and/or its Affiliates to terminate any Participant’s employment or of the Board of Directors to terminate service as a Director at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his or her employment or service as a Director for any specified period of time.
Neither an Award nor any benefits arising under this Plan shall constitute an employment contract with the Company and, accordingly, subject to Article III and Section 13.1, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company, its Affiliates, and/or its Subsidiaries.
11.2   Participation. No individual shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
11.3   Rights as a Shareholder. Except as otherwise provided in Article VIII of the Plan or in an Award Agreement, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

ARTICLE XII
ACCELERATION EVENT
The Committee shall specify in each Participant’s Award Agreement the treatment of outstanding Awards upon an Acceleration Event; provided that any Converted Award will continue to apply the definition of “change in control” or “acceleration event” as provided in the Predecessor Plan under which such Converted Award was originally granted. Notwithstanding anything in the Plan to the contrary, no award agreement shall provide for an acceleration of (i) vesting or (ii) distribution or payout of an Award unless there is both an Acceleration Event (or “change in control” or “acceleration event” in the case of Converted Awards) and a qualifying termination of employment or service.
ARTICLE XIII
AMENDMENT, MODIFICATION, SUSPENSION, AND TERMINATION
13.1   Amendment, Modification, Suspension, and Termination. Subject to Sections 3.2, 4.3 and 13.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that, except for a change or adjustment made pursuant to Section 4.3, no Option Price of an outstanding Option or Grant Price of an outstanding SAR shall be reduced (whether through amendment, cancellation or replacement of Awards with other Awards or other payments of cash or property) without shareholder approval.
13.2   Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.3 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.
13.3   Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award, unless otherwise required by law.
ARTICLE XIV
WITHHOLDING
14.1   Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the minimum statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to, and as a condition to the occurrence of, any taxable event arising as a result of this Plan.
14.2   Share Withholding. With respect to withholding required upon the exercise of Options, or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or any other taxable event arising as a result of Awards granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.
ARTICLE XV
SUCCESSORS
All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

ARTICLE XVI
GENERAL PROVISIONS
16.1   Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events shall include, but shall not be limited to, termination of employment for cause, violation of material Company and/or Affiliate policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.
16.2   Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.
16.3   Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.
16.4   Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
16.5   Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
16.6   Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successor under the Exchange Act. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee.
16.7   Registration and Listing. The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Award with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any national securities laws, stock exchange, or automated quotation system.
16.8   Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:
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Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

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Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

16.9   Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
16.10   Employees or Directors Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and its Affiliates operate or have Employees or Directors, the Committee, in its sole discretion, shall have the power and authority to:
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Determine which Affiliates shall be covered by the Plan;

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Determine which Employees and/or Directors outside the United States are eligible to participate in the Plan;

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Modify the administrative terms and conditions of any Award granted to Employees and/or Directors outside the United States to comply with applicable foreign laws;

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Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 16.10 by the Committee shall be attached to this Plan document as appendices; and

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Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate the Exchange Act, the Code, any securities law, or governing statute or any other applicable law.
16.11   Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
16.12   Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not subject to ERISA.
16.13   No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.
16.14   Retirement and Welfare Plans. The value of compensation paid under this Plan will not be included as “compensation” for purposes of computing the benefits payable to any participant under the Company’s retirement plans (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a participant’s benefit.
16.15   Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of New York, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of New York, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.
16.16   Clawback, Repayment or Recapture Policy. Notwithstanding anything to the contrary, to the extent allowed under applicable law or regulatory filings, unless otherwise determined by the Committee, all Awards granted under the Plan, and any related payments made under the Plan, shall be subject to the requirements of any applicable clawback, repayment or recapture policy implemented by the Company, including any such policy adopted to comply with applicable law (including without limitation the Dodd-Frank Wall Street Report and Consumer Protection Act) or securities exchange listing standards and any rules or regulations promulgated thereunder, to the extent set forth in such policy and/or in any notice or agreement relating to an Award or payment under the Plan.

1875 Campus Commons Drive,
Suite 305, Reston, VA, 20191
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V2X, INC 1875 CAMPUS COMMONS DRIVE SUITE 305 RESTON, VA 20191 VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www,yirtualsharehozIsfe_rmeetng„comMX20_25 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, do Broadridge, Si Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V62338-P24727 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V2X, INC. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1, 2, 3 AND 4. 1. Election of Four Class II Directors Nominees: For Against Abstain la. Mary L. Howell 0 0 0 1 b. Eric M. Pillmore 0 0 0 lc. Joel M. Rotroff 0 0 0 ld. Neil D. Snyder 0 0 0 For Against Abstain 2. Ratification of the appointment of RSM US LLP as the V2X, Inc. Independent Registered Public Accounting Firm for 2025. 0 0 0 3. Approval, on an advisory basis, of the compensation paid to our named executive officers. 0 0 0 4. Approval of a Third Amendment and Restatement of the V2X, Inc. 2014 Omnibus Incentive Plan. 0 0 0 Yes No Please indicate if you plan to virtually attend this meeting 0 0 Please sign your name(s) exactly as it/they appear(s) hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation or partnership, please sign in full corporate or partnership name by duly authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

V2X, INC. Annual Meeting of Shareholders 8:00 a.m., Eastern Time, May 8, 2025 Virtual Shareholder Meeting wvwv.virtualshareholdermeeting.comNVX2025 PLEASE PRESENT THE 16 DIGIT CONTROL NUMBER FOUND ON THIS CARD TO ENTER TO THE VIRTUAL MEETING ROOM Note: If you plan to virtually attend the Annual Meeting of Shareholders, please so indicate by marking the appropriate box on the attached proxy card. If you plan to attend the Annual Meeting of Shareholders through the virtual meeting platform, please keep this Admission Ticket, as you will be required to enter the 16-digit control number found on your proxy card to access the virtual meeting platform. The use of video, still photography or audio recording at the Annual Meeting of Shareholders is not permitted. Your compliance is appreciated. This Admission Ticket should not be returned with your proxy but should be retained as you will need it to gain access to the virtual Annual Meeting of Shareholders. SEC E-Proxy Notice Important Notice Regarding Availability of Proxy Materials for the Shareholder Meeting to be held on May 8, 2025 at 8:00 a.m. virtually at www.virtualshareholdermeeting.com/VVX2025 The proxy materials for the V2X 2025 Annual Meeting of Shareholders, including the 2025 Proxy Statement and the 2024 Annual Report to Shareholders, are available on the Internet. To view these proxy materials, please visit wvwv.proxyvote.com. V62339-P24727 THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF V2X, INC. FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD MAY 8, 2025 AT 8:00 AM ET The shareholder(s) whose signature(s) appear(s) on the reverse side of this proxy form hereby appoint(s) Jeremy C. Wensinger, Jeremy J. Nance and Sarita B. Malakar or any of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this form, all of the shares of Common Stock of V2X, Inc. that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 8:00 a.m., Eastern Time, on May 8, 2025 virtually at wvwv.virtualshareholdermeeting.com/VVX2025, and any adjournments, postponements or continuations thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY THE BOARD OF DIRECTORS "FOR" THE ELECTION OF EACH OF THE CLASS II DIRECTOR NOMINEES OF THE BOARD OF DIRECTORS; "FOR" THE RATIFICATION OF THE APPOINTMENT OF RSM US LLP AS THE V2X, INC. INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR 2025; "FOR" THE APPROVAL, ON AN ADVISORY BASIS, OF THE COMPENSATION PAID TO OUR NAMED EXECUTIVE OFFICERS; AND "FOR" THE APPROVAL OF A THIRD AMENDMENT AND RESTATEMENT OF THE V2X, INC. 2014 OMNIBUS INCENTIVE PLAN. In either case, if this form is signed and returned, the proxies will be authorized to vote in their discretion on any other matters that may be presented for a vote at the Annual Meeting of Shareholders. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE CONTINUED AND TO BE DATED AND SIGNED ON REVERSE SIDE